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                    NEW WORLD COFFEE -- MANHATTAN BAGEL, INC.
                                   as Issuer,


                                       and


                     THE SUBSIDIARY GUARANTORS NAMED HEREIN



                                       and


                     UNITED STATES TRUST COMPANY OF NEW YORK
                                   as Trustee

                  ---------------------------------------------


                                    INDENTURE


                            Dated as of June 19, 2001


                  ---------------------------------------------


                                  $140,000,000

                  Senior Secured Increasing Rate Notes due 2003

                                       and

             Senior Secured Increasing Rate Notes due 2003, Series B


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     INDENTURE,  dated as of June 19,  2001,  among New World Coffee - Manhattan
Bagel, Inc., a Delaware corporation (the "Company"), the Subsidiary Guarantors referred to below and United States Trust Company of New York, as trustee (the "Trustee").

     The Company has duly authorized the creation of an issue of Senior Secured Increasing Rate Notes due June 15, 2003 (the "Initial Notes"), and Senior Secured Increasing Rate Notes due June 15, 2003 Series B to be issued in exchange for the Initial Notes pursuant to the Registration Rights Agreement (as defined) (the "Exchange Notes" and, together with the Initial Notes, the "Notes") and, to provide therefor, the Company has duly authorized the execution and delivery of this Indenture. The Notes will be secured by a lien and security interest in the Collateral (as defined) pursuant to the terms of the Pledge and Security Agreement (as defined), subject to the subordination of such lien after the date hereof as provided herein. The Notes will be jointly and severally guaranteed, on an unconditional senior secured basis, by the Subsidiary Guarantors (as defined). All things necessary to make the Notes, when duly issued and executed by the Company, and authenticated and delivered hereunder, the valid obligations of the Company and the Subsidiary Guarantors, and to make this Indenture a valid and binding agreement of the Company and the Subsidiary Guarantors, have been done.

     Each party hereto agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders (as defined), without preference of one series of the Notes over the other.


                                   ARTICLE ONE

                   DEFINITIONS AND INCORPORATION BY REFERENCE


     SECTION 1.01 Definitions.

     "Acquired Debt" means, with respect to any specified Person, Indebtedness of any other Person existing at the time such other Person merged with or into or became a Subsidiary of such specified Person, excluding Indebtedness incurred in connection with, or in contemplation of, such other Person merging with or into or becoming a Subsidiary of such specified Person.

     "Additional Interest" has the meaning set forth in the Registration Rights Agreement.

     "Additional Warrants" has the meaning set forth in Section 4.28.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any specified Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management of policies of such specified Person, whether through the ownership of voting securities, by agreement or otherwise.

     "Agent" means any Registrar, Paying Agent, Collateral Agent, Authenticating Agent or co-Registrar.

     "Asset Sale" means any direct or indirect sale, issuance, conveyance, transfer, lease (other than operating leases entered into in the ordinary course of business), assignment or other transfer for value by the Company or any of its Subsidiaries (including any Sale and Leaseback Transaction) to any Person other than the Company or a Wholly-Owned Subsidiary of the Company of (a) any Capital Stock of any Subsidiary of the Company; or (b) any other property or assets of the Company or any Subsidiary of the Company other than in the ordinary course of business; provided, however, that Asset Sales shall not include a transaction or series of related transactions for which the Company or its Subsidiaries receive aggregate consideration of less than $500,000.

     "Bankruptcy Law" or "Bankruptcy Code" means Title 11, U.S. Code or any similar Federal, state or foreign law for the relief of debtors.

     "Board of Directors" means, as to any Person, the board of directors of such Person or any duly authorized committee thereof.

     "Board Resolution" means, with respect to any Person, a copy of a resolution delivered to the Trustee and certified by the secretary or an assistant secretary of such Person to have been duly adopted by the Board of Directors of such Person and to be in full force and effect on the date of such certification.

     "Business Day" means a day that is not a Legal Holiday.

     "Capital Expenditures" shall mean, for any period any direct or indirect (by way of acquisition of securities of a Person or the expenditure of cash or the transfer of Property or the incurrence of Indebtedness) expenditures in respect of the purchase or other acquisition of fixed or capital assets determined in conformity with GAAP, excluding (i) normal replacement and maintenance programs properly charged to current operations, and (ii) the purchase price of equipment to the extent that the consideration therefor consists of used or surplus equipment being traded in at such time or the proceeds of a concurrent sale of such used or surplus equipment.

     "Capital Lease Obligation" means, as to any Person, the obligations of such Person under a lease that are required to be classified and accounted for as capital lease obligations under GAAP and, for purposes of this definition, the amount of such obligations at any date shall be the capitalized amount of such obligations at such date, determined in accordance with GAAP.

     "Capital Stock" means, with respect to any Person, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock and any and all warrants, options and rights with respect thereto, including, without limitation, each class of common stock and preferred stock, partnership interests and other indicia of ownership of such Person.

     "Cash Equivalents" means: (i) obligations issued or unconditionally guaranteed by the United States of America or any agency thereof, or obligations issued by any agency or instrumentality thereof and backed by the full faith and credit of the United States of America; (ii) commercial paper rated the highest grade by Moody's Investors Service, Inc. and Standard & Poor's Ratings Group and maturing not more than one year from the date of creation thereof; (iii) time deposits with, and certificates of deposit and banker's acceptances issued by, any bank having capital surplus and undivided profits aggregating at least $500 million and maturing not more than one year from the date of creation thereof;
(iv) repurchase agreements that are secured by a perfected security interest in an obligation described in clause (i) and are with any bank described in clause
(iii); (v) money market accounts with any bank having capital surplus and undivided profits aggregating at least $500 million; (vi) readily marketable direct obligations issued by any state of the United States of America or any political subdivision thereof having one of the two highest rating categories obtainable from either Moody's Investors Service, Inc. or Standard & Poor's Ratings Group; and (vii) money market funds investing only in U.S. Government Obligations.

     "Change of Control" means any transaction or event occurring on or after the date hereof as a direct or indirect result of which (a) any Person or any group (other than the Permitted Holders) shall (A) beneficially own (directly or indirectly) in the aggregate Equity Interests of the Company having 50% or more of the aggregate voting power of all Equity Interests of the Company at the time outstanding or (B) have the right or power to appoint a majority of the board of directors of the Company; (b) during any period of two consecutive years, individuals who at the beginning of such period constituted the board of directors of the Company (together with any new directors whose election by such board of directors or whose nomination for election by the shareholders of the Company was approved by a vote of a majority of the directors of the Company then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute at least a majority of the board of directors of the Company then in office; or (c) any event or circumstance constituting a "change of control" under any documentation evidencing or governing any Indebtedness of the Company in a principal amount in excess of $20.0 million (other than under the Indenture) shall occur which results in an obligation of the Company to prepay (by acceleration or otherwise), purchase, offer to purchase, redeem or defease all or a portion of such Indebtedness.

     The terms "beneficially own", "beneficial owner" and "Group" shall have the meanings ascribed to such terms in Sections 13(d) and 14(d) of the Exchange Act; provided, however, that, for the purposes of this definition of "Change of Control" only, any Person or Group other than the Permitted Holder shall be deemed to be the current beneficial owner of any shares of Voting Stock of the Company, or any interests or participations in, or measured by the profits of, the Company, that are issuable upon the exercise of any option, warrant or similar right, or upon the conversion any convertible security, in either case owned by such Person or Group without regard to whether such option, warrant or convertible security is currently exercisable or convertible or will become convertible or exercisable within 60 days if the exercise or conversion price thereof at the time of grant was lower than the fair market value of the underlying security at the time of grant.

     "Collateral" shall mean Collateral as such term is defined in the Pledge and Security Agreement, all property mortgaged under the Mortgages and any other property, whether now owned or hereafter acquired, upon which a Lien securing the Obligations is granted or purported to be granted under any Collateral Document

     "Collateral Agent" shall mean the Trustee, as Collateral Agent under the Pledge and Security Agreement and each Mortgage.

     "Collateral Agreements" means, collectively, the Pledge and Security Agreement and each Mortgage, in each case, as the same may be in force from time to time.

     "Common Stock" of any Person means any and all shares, interests or other participations in, and other equivalents (however designated and whether voting or non-voting) of such Person's common stock, whether outstanding on the Issue Date or issued after the Issue Date, and includes, without limitation, all series and classes of such common stock.

     "Company" means the party named as such above, until a successor replaces such Person in accordance with the terms of this Indenture, and thereafter means such successor.

     "Consolidated Cash Flow" means, with respect to any Person for any period, the Consolidated Net Income of such Person for such period plus (without duplication) (a) provision for taxes based on income or profits to the extent such provision for taxes was included in computing Consolidated Net Income, (b) consolidated interest expense of such Person for such period, whether paid or accrued (including deferred financing costs, non-cash interest payments and the interest component of capital lease obligations), to the extent such expense was deducted in computing Consolidated Net Income, (c) depreciation and amortization (including amortization of goodwill and other intangibles) for such period to the extent such deprecation or amortization were deducted in computing Consolidated Net Income, and (d) all other non-cash charges (excluding any such non-cash charge to the extent that it represents an accrual of or reserve for cash expenditures in any future period), in each case, on a consolidated basis and determined in accordance with GAAP.

     "Consolidated Net Income" means, with respect to any Person for any period, the aggregate of the Net Income of such Person and its Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; provided, that: (i) the Net Income of any Person that is not a Subsidiary or that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid to the referent Person or a Wholly-Owned Subsidiary thereof, (ii) the Net Income of any Person that is a Subsidiary (other than a Subsidiary of which at least 80% of the Capital Stock having ordinary voting power for the election of directors or other governing body of such Subsidiary is owned by the referent Person directly or indirectly through one or more Subsidiaries) shall be included only to the extent of the amount of dividends or distributions paid to the referent Person or a Wholly-Owned Subsidiary thereof; and (iii) the cumulative effect of a change in accounting principles shall be excluded.

     "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

     "Default" means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default.

     "Depository"   means  The  Depository  Trust  Company,   its  nominees  and
successors.

     "Disqualified Stock" means any Capital Stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part, on or prior to the Maturity Date.

     "DTC" means The Depository Trust Company, a New York corporation.

     "Eligible Credit Facility" means one or more credit facilities (and any permitted refinancing or replacement thereof) between the Company and one or more Lenders, including any related notes, guarantees, collateral documents, instruments and agreements executed in connection therewith, and in each case as amended, modified, renewed, refunded, replaced or refinanced from time to time as permitted herein, which credit facility or facilities (and any permitted refinancing or replacement thereof) (i) has or have terms and conditions (including with respect to applicable interest rates and fees) customary for similar facilities extended to borrowers comparable to the Company, (ii) collectively do not permit the Company to incur Indebtedness thereunder at any time outstanding in excess of $7,500,000 in aggregate principal amount, and
(iii) may be secured by certain assets of the Company, subject to the terms and conditions of an Intercreditor Agreement between the Trustee and the Lender or Lenders providing such Eligible Credit Facility.

     "Equity Interests" means Capital Stock or warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

     "Excess Net Cash Proceeds" means the amount of Net Cash Proceeds received by the Company in excess of $5.0 million in the aggregate since the Issue Date.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute or statutes thereto.

     "Exchange Notes" has the meaning provided in the Preamble to this Indenture.

     "Exchange Offer" means the offer that may be made by the Company, pursuant to the Registration Rights Agreement, to exchange for any and all the Initial Notes a like aggregate principal amount of Exchange Notes.

     "fair market value" means, with respect to any asset or property, the price which could be negotiated in an arm's-length, free market transaction, for cash, between a willing seller and a willing and able buyer, neither of whom is under undue pressure or compulsion to complete the transaction. Unless otherwise provided herein, fair market value shall be determined by the Board of Directors of the Company acting reasonably and in good faith and shall be evidenced by a Board Resolution of the Board of Directors of the Company delivered to the Trustee.

     "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession, which are in effect on the date of this Indenture.

     "Holder" or "holder" means the Person in whose name a Note is registered on the Registrar's books.

     "Inactive Subsidiary" means each of Manhattan Bagel Construction Corp., Bay Area Bagel, Inc., DAB Industries, Inc. and CR Bagel Leases, Inc. until such time as the Company is in compliance with Section 4.3 with respect to such entity.

     "Indebtedness" means, with respect to any Person, any indebtedness of such Person, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof) or representing the balance deferred and unpaid of the purchase price of any property (including pursuant to capital leases) or representing any Interest Swap Obligations, except any such balance that constitutes an accrued expense or trade payable, if and to the extent any of the foregoing Indebtedness (other than Interest Swap Obligations) would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP, and also includes, to the extent not otherwise included, the guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, by such Person in any manner (including, without limitation, letters of credit and reimbursement agreements in respect thereof), of all or any part of any of the items which would be included within this definition.

     "Indenture" means this Indenture, as amended or supplemented from time to time in accordance with the terms hereof.

     "Independent Financial Advisor" means an investment banking firm (i) which does not, and whose directors, officers and employees or Affiliates do not, have a direct or indirect financial interest in the Company or any of its Subsidiaries and (ii) which, in the judgment of the Board of Directors of the Company, is otherwise independent and qualified to perform the task for which it is to be engaged.

     "Initial Notes" has the meaning provided in the Preamble to this Indenture.

     "Initial Purchaser" means Jefferies & Company, Inc.

     "Initial Warrants" means the warrants to purchase shares of the Company's common stock, par value $0.01, comprising part of the Units and issued by the Company contemporaneously with the Initial Notes pursuant to the terms and conditions of the Warrant Agreement.

     "Institutional Accredited Investor" means an institution that is an "accredited investor" as that term is defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

     "Intercreditor Agreement" means an agreement between the Collateral Agent and a Lender, substantially in the form of Exhibit F attached hereto, to be entered into after the Issue Date, if the Company and such Lender enter into an Eligible Credit Facility.

     "Interest Payment Date" means the stated maturity of an installment of interest on the Notes.

     "Interest Swap Obligations" means the obligations of any Person pursuant to any arrangement with any other Person, whereby, directly or indirectly, such Person is entitled to receive from time to time periodic payments calculated by applying either a floating or a fixed rate of interest on a stated notional amount in exchange for periodic payments made by such other Person calculated by applying a fixed or a floating rate of interest on the same notional amount and shall include, without limitation, interest rate swaps, caps, floors, collars and similar agreements.

     "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended to the date hereof and from time to time hereafter.

     "Investments" means, with respect to any Person, all investments by such Person in other Persons (including Affiliates) in the form of loans (including direct or indirect guarantees), advances or capital contributions (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business), purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities and all other items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP.

     "Issue Date" means the date of original issuance of the Initial Notes under this Indenture.

     "Lender" means a Person that is not an Affiliate of the Company and is a lender in an Eligible Credit Facility.

     "Lien" means, with respect to any asset, mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction, excluding true lease and consignment filings).

     "Maturity Date" means June 15, 2003.

     "Mortgages" means the mortgages, deeds of trust, deeds to secure debt or other similar documents securing liens on the Premises and/or the Leased
Premises, as well as the other collateral secured by and described in the mortgages, deeds of trust, deeds to secure debt or other similar documents.

     "Net Cash Proceeds" means, with respect to any Asset Sale, the proceeds in the form of cash or Cash Equivalents including payments in respect of deferred payment obligations when received in the form of cash or Cash Equivalents (other than the portion of any such deferred payment constituting interest) received by the Company or any of its Subsidiaries from such Asset Sale net of (a) reasonable out-of-pocket expenses and fees relating to such Asset Sale (including, without limitation, legal, accounting and investment banking fees and sales commissions), (b) taxes paid or payable after taking into account any reduction in consolidated tax liability due to available tax credits or deductions and any tax sharing arrangements, (c) repayment of Indebtedness (other than the Notes) to the extent that such Indebtedness is secured by a Permitted Lien on the subject property required to be repaid as a condition to the sale of such property and (d) appropriate amounts to be provided by the Company or any Subsidiary, as the case may be, as a reserve, in accordance with GAAP, against any liabilities associated with such Asset Sale and retained by the Company or any Subsidiary, as the case may be, after such Asset Sale, including, without limitation, pension and other post- employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale.

     "Net Income" means, with respect to any Person, the net income (loss) of such Person, determined in accordance with GAAP, excluding, however, any gain (but not loss), together with any related provision for taxes on such gain (but not loss), realized in connection with any Asset Sale (including, without limitation, dispositions pursuant to sale and leaseback transactions), and excluding any extraordinary gain (but not loss), together with any related provisions for taxes on such extraordinary gain (but not loss).

     "Non-Restricted Subsidiary" means New World EnbcDeb Corp. and each Inactive Subsidiary.

     "Non-U.S. Person" means a Person who is not a U.S. Person, as defined in Regulation S.

     "Notes" has the meaning provided in the Preamble to this Indenture and means the Initial Notes, the Exchange Notes and the Private Exchange Notes, if any, treated as a single class of securities, as amended or supplemented from time to time in accordance with the terms hereof, that are issued pursuant to this Indenture.

     "Obligations" means any principal, premium, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

     "Offering Circular" means as of any time referred to in this Indenture, the most recent offering memorandum (whether the preliminary Confidential Offering
Circular, dated June 7, 2001, as amended by the final Confidential Offering Circular, dated June 15, 2001, or any amendment or supplement thereto), in each case relating to the offering of the Initial Notes.

     "Officer" means, with respect to any Person, the chief executive officer, the president, any vice president, the chief financial officer, the treasurer, the controller, or the secretary or assistant secretary of such Person, or any other officer designated by the Board of Directors to serve in a similar capacity.

     "Officers' Certificate" means, with respect to any Person, a certificate signed by two Officers or by an Officer and either an assistant treasurer or an assistant secretary of such Person and otherwise complying with the requirements of Sections 13.04 and 13.05, as they relate to the making of an Officers' Certificate.

     "Opinion of Counsel" means a written opinion from legal counsel, who may be counsel for the Company and who is reasonably acceptable to the Trustee, complying with the requirements of Sections 13.04 and 13.05, as they relate to the giving of an Opinion of Counsel.

     "Permitted Holders" shall mean each of Halpern Denny & Co., BET Associates, Brookwood Investors, Special Situations Private Equity Fund, L.P., Special Situations Cayman Fund, L.P., Special Situations Fund III, L.P., Greenlight Capital, L.P., Greenlight Capital Qualified, L.P., Greenlight Capital Offshore, Ltd.

     "Permitted Indebtedness" means each of the following:

          (i) Indebtedness incurred by the Company or its Subsidiaries in connection with or arising out of Sale and Leaseback Transactions, Capital Lease Obligations or Purchase Money Obligations; provided that the aggregate principal amount at any one time outstanding of all such Sale and Leaseback Transactions, Capital Lease Obligations and Purchase Money Obligations does not exceed $3 million;

          (ii) Indebtedness of the Company represented by the Notes (whether incurred on the Issue Date or in connection with the Exchange Offer);

          (iii) Indebtedness owed by the Company to any of its Wholly-Owned Subsidiaries for so long as such Indebtedness is held by a Wholly-Owned Subsidiary of the Company, in each case subject to no Lien; provided that
     (i) any such Indebtedness of the Company is unsecured and subordinated, pursuant to a written agreement, to the Company's obligations under this Indenture and the Notes and (ii) if as of any date any Person other than a Wholly-Owned Subsidiary of the Company owns or holds any such Indebtedness or any such Person holds a Lien in respect of such Indebtedness, such date shall be deemed the date of incurrence of Indebtedness not constituting Permitted Indebtedness of the Company;

          (iv) Indebtedness of a Wholly-Owned Subsidiary of the Company to the Company or to a Wholly-Owned Subsidiary of the Company for so long as such Indebtedness is held by the Company or a Wholly-Owned Subsidiary of the Company and, if such Indebtedness from the Company to any Subsidiary exceeds $500,000 in aggregate principal amount, evidenced by a written promissory note or other instrument in form and substance reasonably satisfactory to the Trustee, in each case subject to no Lien held by a Person other than the Company or a Wholly-Owned Subsidiary of the Company; provided that if, as of any date any Person other than the Company or a Wholly-Owned Subsidiary of the Company owns or holds such Indebtedness or holds a Lien in respect of such Indebtedness, such date shall be deemed the date of incurrence of Indebtedness not constituting Permitted Indebtedness by the issuer of such Indebtedness;

          (v) the incurrence by the Company and its Subsidiaries of Indebtedness issued in exchange for, or the proceeds of which are contemporaneously used to extend, refinance, renew, replace, or refund (collectively, "Refinance") Permitted Indebtedness referred to in clauses (a) and (b) above (the "Refinancing Indebtedness"); provided, however, that (i) the principal amount of such Refinancing Indebtedness shall not exceed the principal amount of Indebtedness so refinanced (plus accrued interest and premium, if any on such Indebtedness and the amount of reasonable expenses incurred in connection therewith); (ii) the Refinancing Indebtedness shall rank in right of payment no more senior (and at least as subordinated) to the Notes than did the Indebtedness being refinanced; (iii) if the Indebtedness being refinanced is Indebtedness of the Company, then such Refinancing Indebtedness shall be Indebtedness solely of the Company; (iv) such Refinancing Indebtedness shall have a Weighted Average Life longer, and a stated maturity which is later than, that of the Indebtedness being refinanced; and (v) the Indebtedness so refinanced is permanently retired (and, in case of the Notes, surrendered to the Trustee for cancellation);

          (vi) Interest Swap Obligations of the Company covering Indebtedness of the Company or any of its Subsidiaries and Interest Swap Obligations of any Subsidiary covering Indebtedness of such Subsidiary; provided, however, that such Interest Swap Obligations are entered into to protect the Company and its Subsidiaries from fluctuations in interest rates on Indebtedness incurred in accordance with this Indenture to the extent the notional principal amount of such Interest Swap Obligation does not exceed the principal amount of the Indebtedness to which such Interest Swap Obligation relates; and

          (vii) other Indebtedness of the Company in an aggregate amount not to exceed $7.5 million at any one time outstanding, which Indebtedness may include Indebtedness evidenced by an Eligible Credit Facility; and

          (viii) Indebtedness of the Company and its Subsidiaries existing on the Issue Date.

     "Permitted Investments" means: (i) Investments by the Company or any of its Subsidiaries in any Person that is or will become immediately after such Investment a Wholly- Owned Subsidiary of the Company or that will merge or consolidate into the Company or a Wholly-Owned Subsidiary of the Company, (ii) Investments in the Company by any Subsidiary of the Company; provided that any Indebtedness evidencing such Investment is unsecured and subordinated, pursuant to a written agreement, to the Company's obligations under the Notes and this Indenture; (iii) investments in cash and Cash Equivalents; (iv) Interest Swap Obligations entered into in the ordinary course of the Company's or its Subsidiaries' businesses and otherwise in compliance with this Indenture; (v) Investments in securities of trade creditors or customers received pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of such trade creditors or customers solely in exchange for a claim against any such trade creditor or customer; and (vi) Investments in the Notes.

     "Permitted Liens" means the following types of Liens:

          (i) Liens for taxes, assessments or governmental charges or claims either (a) not delinquent or (b) contested in good faith by appropriate proceedings and as to which the Company or its Subsidiaries shall have set aside on its books such reserves as may be required pursuant to GAAP;

          (ii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, suppliers, materialmen, repairmen and other Liens imposed by law incurred in the ordinary course of business for sums not yet delinquent or being contested in good faith, if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made in respect thereof;

          (iii) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, including any Lien securing letters of credit issued in the ordinary course of business consistent with past practice in connection therewith, or to secure the performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

          (iv) judgment Liens not giving rise to an Event of Default so long as such Lien is adequately bonded and any appropriate legal proceedings which may have been duly initiated for the review of such judgment shall not have been finally terminated or the period within which such proceedings may be initiated shall not have expired;

          (v) easements, rights-of-way, zoning restrictions and other similar charges or encumbrances in respect of real property not interfering in any material respect with the ordinary conduct of the business of the Company or any of its Subsidiaries;

          (vi) any interest or title of a lessor under any Capital Lease Obligation; provided that such Liens do not extend to any property or assets which are not leased property subject to such Capital Lease Obligation;

          (vii) Purchase Money Liens of the Company or any Subsidiary of the Company acquired in the ordinary course of business; provided, however, that (A) the related Purchase Money Obligation shall not exceed the cost of such property or assets and shall not be secured by any property or assets of the Company or any Subsidiary of the Company other than the property and assets so acquired and (B) the Lien securing such Indebtedness shall be created within 90 days of such acquisition;

          (viii) Liens securing reimbursement obligations with respect to commercial letters of credit which encumbered documents and other property relating to such letters of credit and products and proceeds thereof;

          (ix) Liens encumbering deposits made to secure obligations arising from statutory, regulatory, contractual, or warranty requirements of the Company or any of its Subsidiaries, including rights of offset and set-off;

          (x) Liens securing Interest Swap Obligations, which Interest Swap Obligations relate to Indebtedness that is otherwise permitted under this Indenture;

          (xi) Liens securing  Acquired Debt incurred in accordance with Section
     4.12 hereof; provided that (A) such Liens secured such Acquired Debt at the time of and prior to the incurrence of such Acquired Debt by the Company or a Subsidiary of the Company and were not granted in connection with, or in anticipation of, the incurrence of such Indebtedness by the Company or a Subsidiary of the Company and (B) such Liens do not extend to or cover any property or assets of the Company or of any of its Subsidiaries other than the property or assets that secured the Acquired Debt prior to the time such Indebtedness became Acquired Debt of the Company or a Subsidiary of the Company and are no more favorable to the lienholders than those securing the Acquired Debt prior to the incurrence of such Acquired Debt by the Company or a Subsidiary of the Company;

          (xii) Liens existing on the Issue Date but only to the extent such Liens are in effect on the Issue Date;

          (xiii) Liens securing Indebtedness of the Company under an Eligible Credit Facility;

          (xiv) Liens in favor of the Company or a Wholly-Owned Subsidiary of the Company on assets of any Subsidiary of the Company;

          (xv) Liens securing Refinancing Indebtedness which is incurred to refinance any Indebtedness which has been secured by a Lien permitted under this Indenture and which has been incurred in accordance with the provisions of this Indenture; provided, however, that such Liens (a) are no less favorable to the Holders and are not more favorable to the lienholders with respect to such Liens than the Liens in respect of the Indebtedness being refinanced and (b) do not extend to or cover any property or assets of the Company or any of its Subsidiaries not securing the Indebtedness so refinanced; and

          (xvi) Liens securing Obligations under this Indenture.

     "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Pledge and Security Agreement" means the Pledge and Security Agreement, dated as of even date herewith, made by the Company and the Subsidiary
Guarantors in favor of the Collateral Agent, substantially in the form of Exhibit G attached hereto, as amended or supplemented from time to time in accordance with its terms.

     "Preferred Stock" means, with respect to any Person, any Capital Stock of such Person or its Subsidiaries in respect of which a holder thereof is entitled to receive payment upon dissolution or otherwise before any payment may be made with respect to any other Capital Stock of such Person or its Subsidiaries.

     "Primary Offering" means an underwritten public offering of Qualified Capital Stock of the Company pursuant to a registration statement filed with and declared effective by the Commission pursuant to the Securities Act (other than a registration statement on Form S-8 or otherwise relating to equity securities under any employee benefit plans) or pursuant to an exemption from the registration requirements thereof.

     "Private Exchange Notes"shall have the meaning assigned to such term in the Registration Rights Agreement..

     "Private Placement Legend" means the legend initially set forth on the Notes in the form set forth in Exhibit A attached hereto.

     "pro forma" means, with respect to any calculation made or required to be made pursuant to the terms of this Indenture, a calculation in accordance with Article Eleven of Regulation S-X under the Securities Act, as determined by the Board of Directors of the Company in consultation with its independent public accountants.

     "Purchase Agreement" means the Purchase Agreement, dated June 15, 2001, relating to the purchase and sale of the Units, entered into between the Company and the Initial Purchaser.

     "Purchase Money Liens" means (i) Liens to secure or securing Purchase Money Obligations permitted to be incurred under this Indenture and (ii) Liens to secure Refinancing Indebtedness incurred solely to refinance Purchase Money Obligations, provided that such Refinancing Indebtedness is incurred no later than six (6) months after the satisfaction of such Purchase Money Obligations and such Lien extends to or covers only the asset or property securing the Purchase Money Obligations being refinanced.

     "Purchase Money Obligations" means Indebtedness representing, or incurred to finance, the cost of acquiring any assets (including Purchase Money Obligations of any other Person at the time such other Person is merged with or into or is otherwise acquired by the Company or any of its Wholly-Owned Subsidiaries); provided that (i) the principal amount of such Indebtedness does not exceed 100% of such cost, (ii) any Lien securing such Indebtedness does not extend to or cover any other asset or property other than the asset or property being so acquired and (iii) such Indebtedness is incurred, and any Liens with respect thereto are granted, within 90 days of the acquisition of such property or asset.

     "Qualified Capital Stock" means any Capital Stock that is not Disqualified Capital Stock.

     "Qualified Institutional Buyer" or "QIB" shall have the meaning specified in Rule 144A under the Securities Act.

     "Record Date" means any of the Record Dates specified in the Notes, whether or not a Legal Holiday.

     "Refinancing Indebtedness" has the meaning provided in clause (e) of the definition of "Permitted Indebtedness" in this Section 1.01.

     "Registration Rights Agreement" means the Registration Rights Agreement, dated as of even date herewith, between the Company and the Initial Purchaser, as the same may be amended or modified from time to time in accordance with the terms thereof.

     "Regulation S" means Regulation S under the Securities Act, as such regulation may be amended from time to time.

     "Restricted   Investment"  means  an  Investment  other  than  a  Permitted
Investment.

     "Restricted Security" has the meaning assigned to such term in Rule 144(a)(3) under the Securities Act; provided that the Trustee shall be entitled to request and conclusively rely on an Opinion of Counsel with respect to whether any Note constitutes a Restricted Security.

     "Rule 144A" means Rule 144A under the Securities Act.

     "Sale and Leaseback Transaction" means any direct or indirect arrangement with any Person or to which any such Person is a party providing for the leasing to the Company or a Subsidiary of the Company of any property, whether owned by the Company or any Subsidiary of the Company at the Issue Date or later acquired, which has been or is to be sold or transferred by the Company or such Subsidiary to such Person or to any other Person from whom funds have been or are to be advanced by such Person on the security of such Property.

     "SEC" means the Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

     "Security Interests" means the Liens on the Collateral created by this Indenture and the Collateral Agreements in favor of the Collateral Agent for the benefit of the Collateral Agent and the Holders.

     "Significant Subsidiary" means any Subsidiary which would be a "significant subsidiary" as defined in Article One, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such Regulation is in effect on the date hereof.

     "Subsidiary" means, with respect to any Person, any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof. The term "Subsidiary" does not include a Non-Restricted Subsidiary.

     "Subsidiary Guarantees" means, individually, the guarantee and, collectively, the guarantees given by the Subsidiary Guarantors pursuant hereto or pursuant to supplemental indentures executed by Subsidiaries formed after the Issue Date pursuant to which such Subsidiaries agree to be bound by the terms of this Indenture.

     "Subsidiary Guarantor" means each Subsidiary of the Company and all future Subsidiaries of the Company.

     "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 77aaa-77bbbb), as amended, as in effect on the date of this Indenture, until such time as this Indenture is qualified under the TIA, and thereafter as in effect on the date of such qualification, except as otherwise provided in
Section 9.03.

     "Trust Officer" means any officer of the Trustee assigned by the Trustee to administer this Indenture, or in the case of a successor trustee, an officer assigned to the department, division or group performing the corporation trust work of such successor and assigned to administer this Indenture.

     "Trustee" means the party named as such in the Preamble to this Indenture until a successor replaces it in accordance with the provisions of this Indenture and thereafter means such successor.

     "Units" means units consisting of Initial Notes and Initial Warrants sold to the Initial Purchaser on the Issue Date pursuant to a private offering conducted by the Company and as described in the Offering Circular.

     "U.S. Government Obligations" means non-callable direct obligations of, and non-callable obligations guaranteed by, the United States of America for the payment of which the full faith and credit of the United States of America is pledged.

     "U.S. Legal Tender" means such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

     "Voting Stock" means, with respect to any Person, one or more classes of the Capital Stock of such Person having general voting power under ordinary circumstances to elect at least a majority of the Board of Directors, managers or trustees of such Person (irrespective of whether or not at the time Capital Stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

     "Warrant Agreement" means the Warrant Agreement, dated as of even date herewith, between the Company and United States Trust Company of New York, as Warrant Agent (the "Warrant Agent"), pursuant to which the Warrants are issued, as amended and supplemented from time to time in accordance with its terms.

     "Warrants" means the Initial Warrants and the Additional Warrants.

     "Weighted Average Life" means, as of the date of determination, with respect to any Indebtedness, the quotient obtained by dividing (i) the sum of the products of the numbers of years from the date of determination to the date of each successive scheduled principal payment of such Indebtedness multiplied by the amount of such principal payment by (ii) the sum of all such principal payments.

     "Wholly-Owned Subsidiary" means, with respect to any Person, any Subsidiary of such Person of which all of the voting Capital Stock (other than directors' qualifying shares, if any) is owned by such Person or any Wholly-Owned Subsidiary of such Person.


     SECTION 1.02 Other Definitions.
     ------------------------------

 Term                                                       Defined in Section
 ----                                                       ------------------

"Acceleration Notice"...................................................6.02(a)
"Affiliate Transaction".................................................4.11
"Agent Members".........................................................2.14
"Authenticating Agent"..................................................2.02
"Change of Control Offer"...............................................4.14
"Change of Control Payment".............................................4.14
"Change of Control Payment Date"........................................4.14
"Covenant Defeasance"...................................................8.01
"Default Interest Payment Date".........................................2.16
"Event of Default"......................................................6.01
"Global Note"...........................................................2.01
"Lease".................................................................4.25
"Leased Premises".......................................................4.25
"Legal Defeasance"......................................................8.01
"Legal Holiday"........................................................13.07
"Paying Agent"..........................................................2.03
"Physical Notes"........................................................2.01
"Premises"..............................................................4.24
"Registrar".............................................................2.03
"Released Interests"      .............................................10.05
"Replacement Assets"....................................................4.15
"Restricted Payments"...................................................4.10
"Valuation Date".......................................................10.05

     SECTION 1.03 Incorporation by Reference of TIA.

     Whenever this Indenture or any Exhibit hereto refers to a provision of the TIA, such provision is incorporated by reference in, and made a part of, this Indenture. The following TIA terms used in this Indenture have the following meanings:

     "indenture securities" means the Notes.

     "indenture security holder" means a Holder.

     "indenture to be qualified" means this Indenture.

     "indenture trustee" or "institutional trustee" means the Trustee.

     "obligor" on the indenture securities means the Company, the Subsidiary Guarantors or any other obligor on the Notes.

     All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule and not otherwise defined herein have the meanings assigned to them therein.


     SECTION 1.04 Rules of Construction.

     Unless the context otherwise requires:

     (1) a term has the meaning assigned to it;

     (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

     (3) words in the singular include the plural, and words in the plural include the singular;

     (4) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

     (5) any reference to a statute, law or regulation means that statute, law or regulation as amended and in effect from time to time and includes any successor statute, law or regulation; provided, however, that any reference to the Bankruptcy Law shall mean the Bankruptcy Law as applicable to the relevant case;

     (6) provisions apply to successive events and transactions; and

     (7) all references to Sections or Articles refer to Sections or Articles of this Indenture unless otherwise indicated.


                                   ARTICLE TWO

                                    THE NOTES


     SECTION 2.01 Form and Dating.

     The Initial Notes, the Exchange Notes and the Trustee's respective certificates of authentication relating thereto shall be substantially in the forms of Exhibits A and B attached hereto. The Private Exchange Notes, if required, and the Trustee's certificate of authentication relating thereto shall be substantially in the form of Exhibit B attached hereto, but shall bear the Private Placement Legend. The Notes may have notations, legends or endorsements required by law, stock exchange rule or depository rule or usage. The Company and the Trustee shall approve the forms of the Notes and any notation, legend or endorsement on them. Each Note shall be dated the date of its issuance and shall show the date of its authentication.

     The terms and provisions contained in the Notes annexed hereto as Exhibits A and B shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

     Initial Notes offered and sold in reliance on Rule 144A and Notes offered and sold in off-shore transactions in reliance on Regulation S shall be issued initially in the form of one or more permanent global notes in registered form, substantially in the form set forth in Exhibit A attached hereto (each such Note, a "Global Note"), deposited with the Trustee, as custodian for the Depository, and shall bear the legend set forth in Exhibit C attached hereto, and be duly executed by the Company and authenticated by the Trustee as hereinafter provided. Exchange Notes shall be issued initially in the form of one or more permanent Global Notes, substantially in the form set forth in Exhibit B attached hereto, deposited with the Trustee, as custodian for the Depository, duly executed by the Company and authenticated by the Trustee as hereinafter provided and shall bear the legend set forth in Exhibit C attached hereto. The aggregate principal amount of a Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depository, as hereinafter provided.

     Notes  issued in exchange  for an  interest  in a Global  Note  pursuant to
Section 2.14 may be issued in the form of permanent certificated Notes in registered form in substantially the form set forth in Exhibit A attached hereto (each such Note, a "Physical Note"). Initial Notes offered and sold to Institutional Accredited Investors and Private Exchange Notes shall be issued in the form of Physical Notes in substantially the form set forth in Exhibit A and Exhibit B, respectively, attached hereto, and shall bear the Private Placement Legend.


     SECTION 2.02 Execution and Authentication; Aggregate Principal Amount.

     An Officer shall sign (who shall have been duly authorized by all requisite corporate actions) the Notes for the Company by manual or facsimile signature.

     If an Officer whose signature is on a Note was an Officer of the Company at the time of such execution but no longer holds that office or position at the time the Trustee authenticates the Note, the Note shall nevertheless be valid.

     A Note shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Note. The signature shall be conclusive evidence that the Note has been authenticated under this Indenture.

     The Trustee shall authenticate (i) Initial Notes for original issue in the aggregate principal amount not to exceed $140,000,000, (ii) Private Exchange Notes from time to time and (iii) Exchange Notes from time to time for issue only in exchange for a like principal amount of Initial Notes, in each case upon written orders of the Company in the form of an Officers' Certificate. The Officers' Certificate shall specify the amount of Notes to be authenticated and the date on which the Notes are to be authenticated, whether the Notes are to be Initial Notes, Private Exchange Notes or Exchange Notes, and shall further specify the amount of such Notes to be issued as the Global Notes or Physical Notes. The aggregate principal amount of Notes outstanding at any time may not exceed $140,000,000, except as provided in Section 2.07. In addition, with respect to authentication pursuant to clause (ii) of the first sentence of this paragraph, the first such written order from the Company shall be accompanied by an Opinion of Counsel of the Company in a form reasonably satisfactory to the Trustee stating that the issuance of the Exchange Notes or Private Exchange Notes, as the case may be, does not give rise to an Event of Default, complies with this Indenture and has been duly authorized by the Company.

     The Trustee may appoint an authenticating agent (the "Authenticating Agent") reasonably acceptable to the Company to authenticate Notes. Unless otherwise provided in the appointment, an Authenticating Agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such Authenticating Agent. An Authenticating Agent has the same rights as an Agent to deal with the Company and Affiliates of the Company.

     The Notes shall be issuable in fully registered form only, without coupons, in denominations of $1,000 and any integral multiple thereof.


     SECTION 2.03 Registrar and Paying Agent.

     The Company shall maintain an office or agency (which shall be located in the Borough of Manhattan in the City of New York, State of New York), where (a) Notes may be presented or surrendered for registration of transfer or for exchange, (b) Notes may be presented or surrendered for payment and (c) notices and demands to or upon the Company in respect of the Notes and this Indenture may be served (the "New York Presenting Agent"), which initially shall be the corporate trust office of the Trustee, which is currently located at 114 West 47th Street, New York, New York 10036, Corporate Trust Administration. In addition, the Company shall maintain an office or agency to maintain the Note register, for purposes of registration of record ownership of the Notes ("Registrar") and one or more paying agents ("Paying Agent") for payment of the Notes. The Company hereby initially appoints the Trustee as Registrar and Paying Agent. The Registrar shall keep a register of the Notes and of their transfer and exchange. The Company, upon prior written notice to the Trustee, may have one or more co-Registrars and one or more additional Paying Agents reasonably acceptable to the Trustee. Neither the Company nor any Affiliate of the Company may act as Paying Agent.

     The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture, which agreement shall incorporate the provisions of the TIA and implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee, in advance, of the name and address of any such Agent. If the Company fails to maintain a Registrar or Paying Agent, or fails to give the foregoing notice, the Trustee shall act as such (provided, however, that such requirement shall not be construed to obligate the Trustee to maintain an office in New York).

     The Company initially appoints the Trustee as Registrar, Paying Agent and agent for service of demands and notices in connection with the Notes, until such time as the Trustee has resigned or a successor has been appointed. The Paying Agent or Registrar may resign upon 30 days notice to the Company.


     SECTION 2.04 Paying Agent To Hold Assets in Trust.

     The Company shall require each Paying Agent other than the Trustee to agree in writing to hold in trust for the benefit of the Holders or the Trustee all assets held by the Paying Agent for the payment of principal of, premium, if any, or interest on, the Notes (whether such assets have been distributed to it by the Company, a Subsidiary Guarantor or any other obligor on the Notes), and the Company and the Paying Agent shall notify the Trustee of any Default by the Company (or any other obligor on the Notes) in making any such payment. The Company at any time may require a Paying Agent to distribute all assets held by it to the Trustee and account for any assets disbursed, and the Trustee may at any time during the continuance of any payment Default, upon written request to a Paying Agent, require such Paying Agent to distribute all assets held by it to the Trustee and to account for any assets distributed. Upon distribution to the Trustee of all assets that shall have been delivered by the Company to the Paying Agent, the Paying Agent shall have no further liability for such assets.


     SECTION 2.05 Holder Lists.

     The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of the Holders and shall otherwise comply with TIA ss. 312(a). If the Trustee is not the Registrar, the Company shall furnish or cause the Registrar to furnish to the Trustee at least seven Business Days before each Record Date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Holders, including the aggregate principal amount thereof, which list may be conclusively relied upon by the Trustee.


     SECTION 2.06 Transfer and Exchange.

     Subject to the provisions of Sections 2.14 and 2.15, when Notes are presented to the Registrar or a co-Registrar with a request to register the transfer of such Notes or to exchange such Notes for an equal principal amount of Notes of other authorized denominations, the Registrar or co-Registrar shall register the transfer or make the exchange as requested if its requirements for such transaction are met, including an Opinion of Counsel with respect to whether (i) such Note constitutes a Restricted Security and (ii) the requirements for transfer of such Note have been satisfied, including the requirements provided for in Section 2.15; provided, however, that the Notes presented or surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Registrar or co-Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing. To permit registrations of transfer and exchanges, the Company shall execute and the Trustee shall authenticate Notes at the Registrar's or co-Registrar's request. No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchanges or transfers pursuant to Sections 2.10, 3.08, 4.14 or 9.05, in which event the Company shall be responsible for the payment of such taxes).

     The Registrar or co-Registrar shall not be required to register the transfer or exchange of any Note (i) during a period commencing at the opening of business 15 days before the day of any selection of Notes for redemption under Section 3.02 and ending at the close of business on such day of selection, and (ii) selected for redemption in whole or in part pursuant to Article Three, except the unredeemed portion of any Note being redeemed in part.

     Any Holder of the Global Note shall, by acceptance of such Global Note, agree that transfers of beneficial interests in such Global Note may be effected only through a book entry system maintained by the Depository, and that ownership of a beneficial interest in the Note shall be required to be reflected in a book entry.


     SECTION 2.07 Replacement Notes.

     If a mutilated Note is surrendered to the Trustee or if the Holder of a Note claims that the Note has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Note if the Trustee's requirements are met. If required by the Trustee or the Company, such Holder must provide an affidavit of lost certificate and an indemnity bond or other indemnity, sufficient in the judgment of both the Company and the Trustee, to protect the Company, the Trustee or any Agent from any loss which any of them may suffer if a Note is replaced. The Company may charge such Holder for its reasonable, out-of-pocket expenses in replacing a Note, including any tax or governmental charge that may be imposed in relation thereto and reasonable fees and expenses of its counsel and of the Trustee and its counsel. Every replacement Note shall constitute an additional obligation of the Company and shall be entitled to all the benefits of this Indenture equally and proportionately with all other Notes duly issued hereunder.

     In case any such mutilated, lost, destroyed or wrongfully taken Note has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Note, pay such Note.


     SECTION 2.08 Outstanding Notes.

     Notes outstanding at any time are all the Notes that have been authenticated by the Trustee except those cancelled by it, those delivered to it for cancellation and those described in this Section as not outstanding. Subject to the provisions of Section 2.09, a Note does not cease to be outstanding because the Company or any of its Affiliates holds the Note.

     If a Note is replaced pursuant to Section 2.07 (other than a mutilated Note surrendered for replacement), it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Note is held by a bona fide purchaser. A mutilated Note ceases to be outstanding upon surrender of such Note and replacement thereof pursuant to Section 2.07.

     If on a redemption date or the Maturity Date the Paying Agent holds U.S. Legal Tender or U.S. Government Obligations sufficient to pay all of the principal and interest due on the Notes payable on that date and is not prohibited from paying such money to the Holders thereof pursuant to the terms of this Indenture, then on and after that date such Notes (to the extent of the principal amount redeemed, in the case of a partial redemption) cease to be outstanding and interest on them ceases to accrue.


     SECTION 2.09 Treasury Notes.

     In determining whether the Holders of the required principal amount of Notes have concurred in any direction, waiver, consent or notice, Notes owned by the Company or any of its Affiliates shall be considered as though they are not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes which a Trust Officer of the Trustee actually knows are so owned shall be so considered. The Company shall notify the Trustee, in writing (which notice shall constitute actual notice for purposes of the foregoing sentence), when it or any of its Affiliates repurchases or otherwise acquires Notes, of the aggregate principal amount of such Notes so repurchased or otherwise acquired and such other information as the Trustee may reasonably request and the Trustee shall be entitled to rely thereon.


     SECTION 2.10 Temporary Notes.

     Until definitive Notes are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Notes upon receipt of a written order of the Company in the form of an Officers' Certificate. The Officers' Certificate shall specify the amount of temporary Notes to be authenticated and the date on which the temporary Notes are to be authenticated. Temporary Notes shall be substantially in the form of definitive Notes but may have variations that the Company considers appropriate for temporary Notes and so indicates in the Officers' Certificate. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate upon receipt of a written order of the Company pursuant to Section 2.02 definitive Notes of authorized denominations and in like principal amount as the temporary Notes for which they are being exchanged in exchange for the temporary Notes, upon surrender of the temporary Notes at the office or agency of the Company designated for such purpose pursuant to Section 4.02, without charge to the Holder. Until so exchanged, the temporary Notes shall be entitled to the same benefits under this Indenture as definitive Notes.


     SECTION 2.11 Cancellation.

     The Company at any time may deliver Notes to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Notes surrendered to them for transfer, exchange or payment. The Trustee, or at the direction of the Trustee, the Registrar or the Paying Agent, and no one else, shall cancel and, at the written direction of the Company, shall dispose, in its customary manner, of all Notes surrendered for transfer, exchange, payment or cancellation, and deliver a certificate of destruction to the Company. Subject to Section 2.07, the Company may not issue new Notes to replace Notes that it has paid or delivered to the Trustee for cancellation. If the Company shall acquire any of the Notes, such acquisition shall not operate as a redemption or satisfaction of the Indebtedness represented by such Notes unless and until the same are surrendered to the Trustee for cancellation pursuant to this Section 2.11.


     SECTION 2.12 CUSIP Number.

     The Company in issuing the Notes of each series may use a "CUSIP" number, and if so, the Trustee shall use the CUSIP number in notices of redemption or exchange as a convenience to Holders; provided; however, that no representation is hereby deemed to be made by the Trustee as to the correctness or accuracy of the CUSIP number printed in the notice or on the Notes, and that reliance may be placed only on the other identification numbers printed on the Notes. The Company shall promptly, upon its becoming aware of any change in CUSIP numbers, notify the Trustee of any change in the CUSIP number.


     SECTION 2.13 Deposit of Monies.

     Prior to 10:00 a.m. New York City time on each Interest Payment Date, Maturity Date, redemption date, Change of Control Payment Date and Net Proceeds Offer Payment Date, the Company shall have deposited with the Paying Agent in immediately available funds U.S. Legal Tender sufficient to make cash payments, if any, due on such Interest Payment Date, Maturity Date, redemption date, Change of Control Payment Date and Net Proceeds Offer Payment Date, as the case may be, in a timely manner which permits the Paying Agent to remit payment to the Holders on such Interest Payment Date, Maturity Date, redemption date, Change of Control Payment Date and Net Proceeds Offer Payment Date, as the case may be. At the option and direction of the Company, payment of interest on Physical Notes may be made by the Paying Agent by check mailed to the Holders on or before the relevant Interest Payment Date. Payments to Holders to be made by wire transfer of immediately available funds shall require prior receipt by the Paying Agent of appropriate wire transfer instructions.


     SECTION 2.14 Book-Entry Provisions for Global Note.

     (a) The Global Note initially shall (i) be registered in the name of the Depository or the nominee of such Depository, (ii) be delivered to the Trustee as custodian for such Depository and (iii) bear legends as set forth in Exhibit C attached hereto.

     Members of, or participants in, the Depository ("Agent Members") shall have no rights under this Indenture with respect to any Global Note held on their behalf by the Depository, or the Trustee as its custodian, or under the Global Note, and the Depository may be treated by the Company, the Trustee, any agent of the Company, or the Trustee as the absolute owner of the Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Note.

     (b) Transfers of the Global Note shall be limited to transfers of such Global Note in whole, but not in part, to the Depository, its successors or their respective nominees. Interests of beneficial owners in the Global Note may be transferred or exchanged for Physical Notes in accordance with the rules and procedures of the Depository and the provisions of Section 2.15. In addition, Physical Notes shall be transferred to all beneficial owners in exchange for their beneficial interests in the Global Note (in each case directed by the Depository) if (i) the Depository notifies the Company that it is unwilling or unable to continue as Depository for the Global Note or the Depository ceases to be a "Clearing Agency" registered under the Exchange Act and a successor depositary is not appointed by the Company within 90 days of such notice or (ii) an Event of Default has occurred and is continuing and the Registrar has received a request from the Depository to issue Physical Notes.

     (c) In connection with any transfer or exchange of a portion of the beneficial interest in the Global Note to beneficial owners pursuant to paragraph (b), the Registrar shall (if one or more Physical Notes are to be issued) reflect on its books and records the date and a decrease in the principal amount of the Global Note in an amount equal to the principal amount of the beneficial interest in the Global Note to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Physical Notes of like tenor and amount.

     (d) In connection with the transfer of the entire Global Note to beneficial owners pursuant to paragraph (b), the Global Note shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depository in exchange for its beneficial interest in the Global Note, an equal aggregate principal amount of Physical Notes of authorized denominations.

     (e) Any Physical Note constituting a Restricted Security delivered in exchange for an interest in the Global Note pursuant to paragraph (b) or (c) shall, except as otherwise provided by paragraphs (a)(i)(x) and (c) of Section 2.15, bear the legend regarding transfer restrictions applicable to the Physical Notes set forth in Exhibit A attached hereto.

     (f) The Holder of the Global Note may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Notes.

     (g) Neither the Trustee nor the Paying Agent shall have any responsibility or liability for the accuracy of the records of the Depository or its Agent Members, or for any actions or omissions of the Depository or its Agent Members.

     (h)  The  Trustee  is  hereby   authorized   to  enter  into  a  letter  of
representation with DTC in the form provided to the Trustee by the Company and to act in accordance with such letter.


     SECTION 2.15 Special Transfer Provisions.

     (a) Transfers to Non-QIB Institutional Accredited Investors and Non-U.S. Persons. The following provisions shall apply with respect to the registration of any proposed transfer of a Note constituting a Restricted Security to any Institutional Accredited Investor which is not a QIB or to any Non-U.S. Person:

          (i) the Registrar shall register the transfer of any Note constituting a Restricted Security, whether or not such Note bears the Private Placement Legend, if (x) the requested transfer is after June 19, 2003; provided, however, that neither the Company nor any Affiliate of the Company has held any beneficial interest in such Note or portion thereof, at any time on or prior to June 19, 2002 (as certified to the Trustee by an Officers' Certificate of the Company), or (y) (1) in the case of a transfer to an Institutional Accredited Investor which is not a QIB (excluding Non-U.S. Persons), the proposed transferee has delivered to the Registrar a certificate substantially in the form of Exhibit D attached hereto or (2) in the case of a transfer to a Non-U.S. Person, the proposed transferor has delivered to the Registrar a certificate substantially in the form of Exhibit E attached hereto; and

          (ii) if the proposed transferor is an Agent Member holding a beneficial interest in the Global Note, upon receipt by the Registrar of
     (x) the certificate, if any, required by paragraph (i) above and (y) instructions given in accordance with the Depository's and the Registrar's customary procedures,

whereupon (a) the Registrar shall reflect on its books and records the date and (if the transfer does not involve a transfer of outstanding Physical Notes) a decrease in the principal amount of the Global Note in an amount equal to the principal amount of the beneficial interest in the Global Note to be transferred, and (b) the Company shall execute and the Trustee shall authenticate and deliver one or more Physical Notes of like tenor and amount to that amount of the beneficial interest in the Global Note to be transferred.

     (b) Transfers to QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of a Note constituting a Restricted Security to a QIB (excluding transfers to Non-U.S. Persons):

          (i) the Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Note stating, or has otherwise advised the Company and the Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Note stating, or has otherwise advised the Company and the Registrar in writing, that it is purchasing the Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A; and

          (ii) if the proposed transferee is an Agent Member, and the Notes to be transferred consist of Physical Notes which after transfer are to be evidenced by an interest in the Global Note, upon receipt by the Registrar of written instructions given in accordance with the Depository's and the Registrar's customary procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global
     Note in an amount equal to the principal amount of the Physical Notes to be transferred, and the Trustee shall cancel the Physical Notes so transferred.

     (c) Private Placement Legend. Upon the transfer, exchange or replacement of Notes not bearing the Private Placement Legend, the Registrar shall deliver Notes that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Notes bearing the Private Placement Legend, the Registrar shall deliver only Notes that bear the Private Placement Legend unless (i) the circumstance contemplated by paragraph (a)(i)(x) of this Section 2.15 exist or
(ii) there is delivered to the Registrar an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

     (d) General. By its acceptance of any Note bearing the Private Placement Legend, each Holder of such a Note acknowledges the restrictions on transfer of such Note set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Note only as provided in this Indenture. The Registrar shall not register a transfer of any Note unless such transfer complies with the restrictions on transfer of such Note set forth in this Indenture. In connection with any transfer of Notes, each Holder agrees by its acceptance of the Notes to furnish the Registrar of the Company such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; provided that the Registrar shall not be required to determine (but may rely on a determination made by the Company with respect to) the sufficiency of any such certifications, legal opinions or other information.

     (e) Transfers of Notes Held by Affiliates. Any certificate (i) evidencing a Note that has been transferred to an Affiliate of the Company within two years after the Issue Date, as evidenced by a notation on the assignment form for such transfer or in the representation letter delivered in respect thereof or (ii) evidencing a Note that has been acquired from an Affiliate (other than by an Affiliate) in a transaction or a chain of transactions not involving any public offering, shall, until two years after the last date on which the Company or any Affiliate of the Company was as owner of such Note, in each case, bear a Private Placement Legend in substantially the form set forth in this Section 2.15 hereof, unless otherwise agreed by the Company (with written notice thereof to the Trustee).

     The Registrar shall retain copies of all letters, notices and other written communications received by it pursuant to Section 2.14 or this Section 2.15 for so long as this Indenture remains in effect. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.


     SECTION 2.16 Defaulted Interest.

     The Company shall pay interest on overdue principal from time to time on demand at the rate of interest then borne by the Notes. The Company shall, to the extent lawful, pay interest on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the rate of interest then borne by the Notes. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months, and, in the case of a partial month, the actual number of days elapsed.

     If the Company defaults in a payment of interest on the Notes, it shall pay the defaulted interest, plus (to the extent lawful) any interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date, which special record date shall be the fifteenth day next preceding the date fixed by the Company for the payment of defaulted interest or the next succeeding Business Day if such date is not a Business Day. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Note and the date of the proposed payment (a "Default Interest Payment Date"), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such defaulted interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such defaulted interest as provided in this Section; provided, however, that in no event shall the Company deposit monies proposed to be paid in respect of defaulted interest later than 10:00 a.m. New York City time of the proposed Default Interest Payment Date. At least 15 days before the subsequent special record date, the Company shall mail (or cause to be mailed) to each Holder, as of a recent date selected by the Company, with a copy to the Trustee, a notice that states the subsequent special record date, the payment date and the amount of defaulted interest, and interest payable on such defaulted interest, if any, to be paid. Notwithstanding the foregoing, any interest which is paid prior to the expiration of the 10-day period set forth in Section 6.01(a) shall be paid to Holders as of the regular record date for the Interest Payment Date for which interest has not been paid. Notwithstanding the foregoing, the Company may make payment of any defaulted interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange.


                                  ARTICLE THREE

                                   REDEMPTION


     SECTION 3.01 Notices to Trustee.

     If the Company elects to redeem Notes pursuant to Section 3.03, or is required to redeem the Notes pursuant to Section 3.04, it shall deliver to the Trustee and the Paying Agent, at least 45 days but not more than 60 days before a redemption date written notice setting forth (i) the redemption date, (ii) the principal amount of the Notes to be redeemed and that, after the redemption date, upon cancellation of the original Note, a new Note or Notes in principal amount equal to the unredeemed portion shall be issued, (iii) the redemption price, and (iv) the section of this Indenture pursuant to which the Notes called for redemption are being redeemed.

     The Company shall give each notice provided for in this Section 3.01, at its expense, at least 45 days before the applicable redemption date (unless a shorter notice period shall be satisfactory to the Trustee, as evidenced in a writing signed on behalf of the Trustee), together with an Officers' Certificate stating that such redemption shall comply with the conditions contained herein and in the Notes.

     SECTION 3.02 Selection of Notes To Be Redeemed.

     If fewer than all of the Notes are to be redeemed at any time, selection of Notes for redemption will be made by the Trustee in compliance with the requirements of the national securities exchange, if any, on which the Notes are listed or, if the Notes are not so listed, on a pro rata basis, by lot or by such method as the Trustee deems to be fair and appropriate. The Trustee shall make the selection from the Notes outstanding and not previously called for redemption and shall promptly notify the Company in writing of the Notes selected for redemption and, in the case of any Note selected for partial redemption, the principal amount thereof to be redeemed. Notes in denominations of $1,000 or less may not be redeemed in part. The Trustee may select for redemption portions (equal to $1,000 or any integral multiple thereof) of the principal of Notes that have denominations larger than $1,000. Provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption.

     SECTION 3.03 Optional Redemption.

     The Company may redeem the Notes at any time, in whole or in part, at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon to the redemption date.

     SECTION 3.04 Asset Sale Redemption.

     The Company shall redeem the Notes with the Excess Net Cash Proceeds received from Asset Sales made pursuant to clause (ii) of the proviso to Section
4.15 at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest to the redemption date; provided, however, that the Company may defer any such redemption until there are aggregate unutilized Excess Net Cash Proceeds equal to or in excess of $1.0 million (at which time, the entire unutilized Excess Net Cash Proceeds, and not just the amount in excess of $1.0 million, shall be applied as required pursuant to this Section 3.04). The Company shall redeem the Notes within 45 days after it is otherwise required hereunder.

     SECTION 3.05 Notice of Redemption.

     At least 15 days but not more than 60 days before a redemption date, the Company shall mail or cause to be mailed a notice of redemption by first class mail, postage prepaid, to each Holder at each Holder's registered address whose Notes are to be redeemed, with a copy to the Trustee and any Paying Agent. At the Company's written request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense. The Company shall provide such notices of redemption to the Trustee at least fifteen days before the intended mailing date.

     Each notice for redemption shall identify (including the CUSIP number) the Notes to be redeemed and shall state:

     (1) the redemption date;

     (2) the redemption price and the amount of accrued interest, if any, to be paid;

     (3) the name and address of the Paying Agent;

     (4) the section of the Indenture pursuant to which such redemption is being made;

     (5) that any Physical Notes called for redemption must be surrendered to the Paying Agent to collect the redemption price plus accrued interest, if any;

     (6) that, unless the Company defaults in making the redemption payment, interest on Notes (or applicable portions thereof) called for redemption ceases to accrue on and after the redemption date, and the only remaining right of the Holders of such Notes is to receive payment of the redemption price plus accrued interest, if any, as of the redemption date upon surrender to the Paying Agent of the Notes redeemed;

     (7) that if any Physical Note is being redeemed in part, the portion of the principal amount of such Note to be redeemed and that, after the redemption date, and upon surrender, and subsequent cancellation of such Note, a new Note or Notes in the aggregate principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder; and

     (8) that, if fewer than all the Notes are to be redeemed, the identification of the particular Physical Notes (or portion thereof) to be redeemed, as well as the principal amount of Notes to be redeemed and the principal amount of Notes to be outstanding after such partial redemption.

     The Company will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the purchase of Notes.

     SECTION 3.06 Effect of Notice of Redemption.

     Once notice of redemption is mailed in accordance with Section 3.05, Notes called for redemption become due and payable on the applicable redemption date and at the applicable redemption price plus accrued interest, if any. Upon surrender to the Trustee or Paying Agent, such Notes called for redemption shall be paid at the redemption price (which shall include accrued and unpaid interest thereon to the redemption date), but installments of interest, the maturity of which is on or prior to the redemption date, shall be payable to Holders of record at the close of business on the applicable Record Dates referred to in the Notes.


     SECTION 3.07 Deposit of Redemption Price.

     On or before 10:00 am New York City time on the redemption date, the Company shall deposit with the Paying Agent U.S. Legal Tender sufficient to pay the redemption price plus accrued interest to but excluding the redemption date, if any, of all Notes to be redeemed on that date. The Paying Agent shall promptly return to the Company any U.S. Legal Tender so deposited which is not required for that purpose, except with respect to monies owed as obligations to the Trustee pursuant to Article Seven.

     If the Company complies with the preceding paragraph, then, unless the Company defaults in the payment of such redemption price plus accrued interest, if any, to but excluding the redemption date, interest on the Notes to be redeemed will cease to accrue, on and after the applicable redemption date, whether or not such Notes are presented for payment.

     SECTION 3.08 Notes Redeemed in Part.

     Upon surrender of a Note that is to be redeemed in part, the Trustee shall authenticate for the Holder a new Note or Notes equal in principal amount to the unredeemed portion of the Note surrendered.

                                  ARTICLE FOUR

                                    COVENANTS

                         SECTION 4.01 Payment of Notes.

     The Company shall pay the principal of and interest on the Notes on the dates and in the manner provided in the Notes and in this Indenture. An installment of principal of or interest on the Notes shall be considered paid on the date it is due if the Trustee or Paying Agent (other than the Company or an Affiliate of the Company) holds on that date U.S. Legal Tender designated for and sufficient to pay the installment in full and is not prohibited from paying such money to the Holders pursuant to the terms of this Indenture.

     Notwithstanding anything to the contrary contained in this Indenture, the Company may, to the extent it is required to do so by law, deduct or withhold income or other similar taxes from principal or interest payments hereunder.

     SECTION 4.02 Maintenance of Office or Agency.

     The Company  shall  maintain the office or agency  required  under  Section
2.03. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 13.02.

     The Company may also from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind any such designation; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in The City of New York for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such other office or agency.

     SECTION 4.03 Corporate Existence.

     Except as otherwise permitted by Article Five, the Company shall do or cause to be done, at its own cost and expense, all things necessary to preserve and keep in full force and effect its corporate existence and the corporate existence of each of its Subsidiaries in accordance with the respective organizational documents of each such Subsidiary and the material rights (charter and statutory) and franchises of the Company and each such Subsidiary. The Company hereby represents that the Inactive Subsidiaries do not own any material assets.

     SECTION 4.04 Payment of Taxes and other Claims.

     The Company shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (i) all material taxes, assessments and governmental charges (including withholding taxes and any penalties, interest and additions to taxes) levied or imposed upon it or any of its Subsidiaries or its properties or any of its Subsidiaries' properties and (ii) all material lawful claims for labor, materials and supplies that, if unpaid, might by law become a Lien upon its properties or any of its Subsidiaries' properties; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being or shall be contested in good faith by appropriate proceedings properly instituted and diligently conducted for which adequate reserves, to the extent required under GAAP, have been taken.

     SECTION 4.05 Maintenance of Properties and Insurance.

     (a) The Company shall, and shall cause each of its Subsidiaries to, maintain its properties used or held in the conduct of its business or the business of any of its Subsidiaries in good working order and condition in all material respects (subject to ordinary wear and tear) and make all necessary repairs, renewals, replacements, additions, betterments and improvements thereto necessary or desirable to actively conduct and carry on its business.

     (b) The Company shall, and shall cause each of its Subsidiaries to, maintain insurance (including appropriate self-insurance) against loss or damage of the kinds that, in the good faith judgment of the Company, are adequate and appropriate for the conduct of the business of the Company and its Subsidiaries in a prudent manner, with reputable insurers or with the government of the United States of America or an agency or instrumentality thereof, in such amounts, with such deductibles, and by such methods as are adequate for the conduct of its business and the value of its material properties and shall be customary, in the good faith judgment of the Company, for companies similarly situated within the industry of the Company.

             SECTION 4.06 Compliance Certificate; Notice of Default.

     (a) The Company shall deliver to the Trustee, within 120 days after the end of the Company's fiscal year, an Officers' Certificate stating that a review of its activities during the preceding fiscal year has been made under the supervision of the signing officers with a view to determining whether it has kept, observed, performed and fulfilled its obligations under this Indenture and further stating, as to each such Officer signing such certificate, that, to the best of such Officer's knowledge, after due inquiry, the Company during such preceding fiscal year has kept, observed, performed and fulfilled each and every such covenant under this Indenture, and that no Default or Event of Default occurred during such year, and at the date of such certificate there is no Default or Event of Default that has occurred and is continuing or, if such signers do know of such Default or Event of Default, the certificate shall describe the Default or Event of Default and its status with particularity. The Officers' Certificate shall also notify the Trustee should the Company elect to change the manner in which it fixes its fiscal year end.

     (b) The annual financial statements delivered pursuant to Section 4.08 shall be accompanied by a written report of the Company's independent accountants (who shall be a firm of established national reputation) that in conducting their audit of such financial statements nothing has come to their attention that would lead them to believe that the Company has violated any provisions of Article Four, Five or Six of this Indenture insofar as they relate to accounting matters or, if any such violation has occurred, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable hereunder directly or indirectly to any Person for any failure to obtain knowledge of any such violation.

     (c) (i) If any Default or Event of Default has occurred and is continuing or (ii) if any Holder seeks to exercise any remedy hereunder with respect to a claimed Default under this Indenture or the Notes, the Company shall deliver to the Trustee, at its address set forth in Section 13.02 hereof, by registered or certified mail or by telegram, telex or facsimile transmission followed by hard copy by registered or certified mail an Officers' Certificate specifying such event, notice or other action within five Business Days of its becoming aware of such occurrence.

     SECTION 4.07 Compliance with Laws.

     The Company shall, and shall cause each of its Subsidiaries to, comply with all applicable statutes, rules, regulations, orders and restrictions of the United States of America, all states and municipalities thereof, and of any governmental department, commission, board, regulatory authority, bureau, agency and instrumentality of the foregoing, in respect of the conduct of its businesses and the ownership of its properties, except for such noncompliances as are not in the aggregate reasonably likely to have a material adverse effect on the financial condition or results of operations of the Company and its Subsidiaries, taken as a whole.

     SECTION 4.08 Reports.

     (a) The Company shall deliver to the Trustee and mail to each Holder, within 15 days after the filing of the same with the SEC, copies of its quarterly and annual reports and of the information, documents and other reports, if any, which the Company is required to file with the SEC pursuant to
Section 13 or 15(d) of the Exchange Act. The Company shall also comply with the other provisions of Section 314(a) of the TIA. At the time it furnishes the quarterly and annual reports described in the preceding sentence, the Company shall also deliver to the Trustee and mail to each Holder an Officers' Certificate setting forth in reasonable detail the computations necessary to determine whether the Company is in compliance with Section 4.26 and 4.27 as of the end of the respective quarterly fiscal period or fiscal year.

     (b) If at any  time the  Company  is not  subject  to the  requirements  of
Section 13 or 15(d) of the Exchange Act, the Company shall file with the SEC, to the extent permitted, and distribute to the Trustee and to each Holder copies of the quarterly and annual financial information that would have been required to be contained in a filing with the SEC on Forms 10-Q and 10-K and all current reports that would be required to be filed with the SEC on Form 8-K had the Company been subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act. All such financial information shall include consolidated financial statements (including footnotes) prepared in accordance with GAAP. Such annual financial information shall also include an opinion thereon expressed by an independent accounting firm of established national reputation. All such consolidated financial statements shall be accompanied by a "Management's Discussion and Analysis of Financial Condition and Results of Operation." The financial and other information to be distributed to Holders shall be filed with the Trustee and mailed to the Holders at their respective addresses appearing in the register of the Notes maintained by the Registrar, within 120 days after the end of the Company's fiscal year and within 60 days after the end of each of the first three quarters of each such fiscal year. Such information shall be made available to securities analysts and prospective investors upon request. In addition, the Company shall furnish to the Holders and to securities analysts and to prospective purchasers upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act for so long as is required for an offer or sale of the Notes under Rule 144A. From and after the date of effectiveness of any registration statement filed with the SEC with respect to the Notes, the Company will file with the SEC such Forms 10-Q and 10-K and any other information required to be filed by it. The Company will provide a copy of this Indenture, the Registration Rights Agreement and the Warrant Agreement to prospective purchasers upon request.

     SECTION 4.09 Waiver of Stay, Extension or Usury Laws.

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

     SECTION 4.10 Limitation on Restricted Payments.

         The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly: (i) declare or pay any dividend or make any distribution on account of the Company's or any of its Subsidiaries' Equity Interests (other than dividends or distributions payable in Equity Interests (other than Disqualified Stock) of the Company or dividends or distributions payable to the Company or any Wholly-Owned Subsidiary of the Company); (ii) purchase, redeem or otherwise acquire or retire for value any Equity Interests of the Company or any Subsidiary or other Affiliate of the Company (other than any such Equity Interests owned by the Company or any Wholly-Owned Subsidiary of the Company);
(iii) voluntarily purchase, redeem, defease or otherwise acquire or retire for value any Indebtedness that is pari passu with or subordinated to the Notes; or
(iv) make any Restricted Investment (all such payments and other actions set forth in clauses (i) through (iv) above being collectively referred to as "Restricted Payments").

     Notwithstanding the foregoing, so long as no Default or Event of Default shall have occurred and be continuing, the provisions set forth in the immediately preceding paragraph do not prohibit: (i) the redemption, repurchase, retirement or other acquisition of any Indebtedness or Equity Interests of the Company in exchange for, or solely out of the proceeds of, the substantially concurrent sale (other than to a Subsidiary of the Company) of other Equity Interests of the Company (other than any Disqualified Stock); (ii) the redemption, repurchase or payoff of Purchase Money Obligations or Indebtedness under an Eligible Credit Facility; (iii) the redemption, repurchase or payoff of any Indebtedness with proceeds of any Refinancing Indebtedness permitted to be incurred under Section 4.12 hereof; and (iv) the purchase, redemption, defeasance or other acquisition or retirement of Warrants required by the terms of the Warrant Agreement.

     Not later than the date of making any Restricted Payment, the Company shall deliver to the Trustee an Officers' Certificate stating that such Restricted Payment is permitted and setting forth the basis upon which the calculations required by this Section 4.10 were computed, which calculations may be based upon the Company's latest available quarterly financial statements.


     SECTION 4.11 Limitation on Transactions with Affiliates.

     (a) The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction or series of related transactions (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any services) with, or for the benefit of, any of its Affiliates (each an "Affiliate Transaction"), other than (x) Affiliate Transactions permitted under paragraph (b) below and (y) Affiliate Transactions on terms that are no less favorable than those that might reasonably have been obtained in a comparable transaction at such time on an arm's length basis from a Person that is not an Affiliate of the Company or such Subsidiary. All Affiliate Transactions (and each series of related Affiliate Transactions which are similar or part of a common plan) involving aggregate payments or other property with a fair market value in excess of $2,000,000 shall be approved by a majority of the disinterested members of the Board of Directors of the Company, such approval to be evidenced by a Board Resolution stating that such Board of Directors has determined that such transaction complies with the foregoing provisions. If the Company or any such Subsidiary enters into an Affiliate Transaction (or a series of related Affiliate
Transactions which are similar or part of a common plan) that involves an aggregate fair market value of more than $5,000,000, the Company or such Subsidiary as the case may be, shall, prior to the consummation thereof, obtain a favorable opinion as to the fairness of such transaction or series of related transactions to the Company from a financial point of view from an Independent Financial Advisor and deliver such opinion to the Trustee.

     (b) The restrictions set forth in clause (a) above shall not apply to: (i) reasonable compensation fees and compensation paid to, and indemnity provided on behalf of, Officers, directors, employees or consultants of the Company or any Subsidiary as determined in good faith by the Company's Board of Directors or senior management; (ii) transactions exclusively between or among the Company and any of its Wholly-Owned Subsidiaries or exclusively between or among such Wholly-Owned Subsidiaries, provided such transactions are not otherwise prohibited by this Indenture; and (iii) Restricted Payments not prohibited by this Indenture.

     SECTION 4.12 Limitation on Incurrence of Additional Indebtedness and Issuance of Preferred Stock.

     The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, create, incur, issue, assume, guaranty or otherwise become directly or indirectly liable with respect to (collectively, "incur") any Indebtedness (other than Permitted Indebtedness), and the Company will not issue any Disqualified Stock and will not permit any of its Subsidiaries to issue any shares of Preferred Stock.


     SECTION 4.13 Limitation on Dividends and Other Payment Restrictions Affecting Subsidiaries.

     The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrances or restrictions on the ability of any such Subsidiary to (i) pay dividends or make any other distributions to the Company or any of its Subsidiaries (A) on such Subsidiary's Capital Stock or (B) with respect to any other interest or participation in, or measured by, its profits, or pay any Indebtedness owed to the Company or any of its Subsidiaries; (ii) make loans or advances to the Company or any of its Subsidiaries; or (iii) transfer any of its properties or assets to the Company or any of its Subsidiaries, except for such encumbrances or restrictions existing under or by reason of (a) applicable law,
(b) this Indenture and Notes or any Eligible Credit Facility, (c) customary non-assignment provisions of any contract or any lease governing a leasehold interest of any Subsidiary of the Company, (d) agreements existing on the Issue Date to the extent and in the manner such agreements are in effect on the Issue Date, or (e) an agreement governing Indebtedness incurred to refinance the Indebtedness issued, assumed or incurred pursuant to an agreement referred to in the immediately preceding clauses (b) or (d) above; provided, however, that the provisions relating to such encumbrance or restriction contained in any such Indebtedness are no less favorable to the Company in any material respect as determined by the Board of Directors of the Company in their reasonable and good faith judgment than the provisions relating to such encumbrance or restriction contained in agreements referred to in such clauses (b) or (d).


     SECTION 4.14 Limitation on Change of Control.

     (a) Upon the occurrence of a Change of Control, the Company will be required to notify the Trustee in writing thereof and to offer to repurchase all or any part (equal to $1,000 of principal at maturity or an integral multiple thereof) of each Holder's Notes pursuant to the offer described below (the "Change of Control Offer") at a purchase price equal to 101% of the principal amount thereof on the date of purchase, plus accrued interest thereon, if any, through the date of purchase (the "Change of Control Payment").

     (b) Within 30 days following the date on which the Change of Control occurred, the Company shall mail a notice to each Holder, with a copy to the Trustee, which notice shall govern the terms of the Change of Control Offer. The notice to the Holders shall contain all instructions and materials necessary to enable such Holders to tender Notes pursuant to the Change of Control Offer. Such notice shall state: (1) that the Change of Control Offer is being made pursuant to this Section 4.14 and that all Notes tendered and not withdrawn will be accepted for payment; (2) the purchase price (including the amount of any accrued interest) and the purchase date, which shall be no earlier than 30 days nor later than 60 days from the date such notice is mailed, other than as may be required by law (the "Change of Control Payment Date"); (3) that any Note not tendered will continue to accrue interest; (4) that, unless the Company defaults in the payment of the Change of Control Payment, all Notes accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest on and after the Change of Control Payment Date; (5) that Holders electing to have any Physical Notes purchased pursuant to a Change of Control Offer will be required to surrender the Notes, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Notes completed, to the Paying Agent at the address specified in the notice prior to the close of business on the third Business Day preceding the Change of Control Payment Date; (6) that Holders will be entitled to withdraw their election if the Paying Agent receives, not later than the close of business on the second Business Day preceding the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of Notes delivered for purchase, and a statement that such Holder is withdrawing his election to have such Notes purchased; and (7) that Holders whose Physical Notes are being purchased only in part will be issued new Physical Notes equal in principal amount to the unpurchased portion of the Physical Notes surrendered; provided, that each Physical Note purchased and each new Physical Note issued shall be in a principal amount $1,000 or an integral multiple thereof. On the Business Day immediately preceding the Change of Control Payment Date, the Trustee shall notify the Company in writing of the Holders who have so elected to have their Physical Notes purchased pursuant to the Change of Control Offer (and who have not withdrawn such election pursuant to clause (5) above).

     On or before the Change of Control Payment Date, the Company shall, to the extent lawful, (i) accept for payment Notes or portions thereof tendered pursuant to the Change of Control Offer, (ii) deposit with the Paying Agent U.S. Legal Tender sufficient to pay the purchase price plus accrued interest, if any, of all Notes or portions thereof so tendered and (iii) deliver or cause to be delivered to the Trustee the Notes so accepted together with an Officers' Certificate stating the amount of the Notes or portions thereof being tendered to the Company. The Paying Agent shall promptly mail to the Holders of the Notes so accepted payment in an amount equal to the purchase price for such Notes plus accrued interest, if any, to the Change of Control Payment Date, and the Trustee shall promptly authenticate and mail to such Holders new Notes equal in principal amount to any unpurchased portion of the Notes surrendered, if any; provided, however, that each such new Note shall be in a principal amount of $1,000 or an integral multiple thereof. Any Notes not so accepted shall be promptly mailed by the Company to the Holder thereof. For purposes of this
Section 4.14, the Trustee shall act as the Paying Agent.

     Any amounts deposited with the Paying Agent and remaining after the purchase of Notes pursuant to a Change of Control Offer shall be returned by the Paying Agent to the Company.

     The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder, in each case, to the extent such laws and regulations are applicable in connection with the repurchase of Notes pursuant to a Change of Control Offer. To the extent provisions of any securities laws or regulations conflict with this Section 4.14 of this Indenture, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 4.14 by virtue thereof.

     The Company will announce publicly the results of the Change of Control Offer on as soon as practicable after the Change of Control Date.

     Neither the Board of Directors of the Company nor the Trustee may waive the provisions of this Section 4.14 relating to the Company's obligation to make a Change of Control Offer under this Section 4.14.

     SECTION 4.15 Limitation on Asset Sales.

     The Company shall not, and shall not permit any of its Subsidiaries to, consummate an Asset Sale; provided, however, that (i) the Company and its Subsidiaries may consummate a Sale-Leaseback Transaction permitted under Section
4.12 and (ii) the Company and its Subsidiaries may transfer company operated stores to franchisees for fair market value. The Company shall apply any Excess Net Cash Proceeds as set forth in Section 3.04.

     SECTION 4.16 Limitation on Issuances and Sales of Capital Stock of Subsidiaries.

     The Company will not cause or permit any of its Subsidiaries to issue or sell any Capital Stock (other than to the Company or to a Wholly-Owned Subsidiary of the Company) or permit any Person (other than the Company or a Wholly-Owned Subsidiary of the Company) to own or hold any Capital Stock of any Subsidiary of the Company or any Lien or security interest therein.


     SECTION 4.17 Limitation on Liens.

     Other than Permitted Liens, the Company shall not, and shall not cause or permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or permit or suffer to exist any Liens of any kind against or upon any property or assets of the Company or any of its Subsidiaries whether owned on the Issue Date or acquired after the Issue Date, or any income or profits therefrom, or assign or otherwise convey any right to receive income or profits therefrom.


     SECTION 4.18 Conduct of Business.

     Neither the Company nor any of its Subsidiaries will engage in any business other than the business of operating and franchising fast casual restaurants, the manufacture of bagel dough and cream cheese and operating the Company's coffee roasting plant, the distribution of bagel dough, cream cheese, coffee and related products or any activity related or ancillary to any of the foregoing.

     SECTION 4.19 Payments For Consent.

     Neither the Company nor any of the Company's Subsidiaries shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder for, or as inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Notes unless such consideration is offered to be paid or agreed to be paid to all Holders of Notes then outstanding that consent, waive or agree to amend any of such terms or provisions in the time frame set forth in the solicitation documents relating to such consent, waiver or agreement.

     SECTION 4.20 Registration Rights Agreement.

     The Company will comply with all of the terms and provisions of the Registration Rights Agreement, including, without limitation, its obligation to pay Additional Interest to the Holders, as set forth in Section 4 therein (which provision is hereby incorporated in its entirety by reference herein) and to notify the Trustee immediately of the occurrence of any Registration Default (as defined in the Registration Rights Agreement) thereunder.

     SECTION 4.21 Warrant Agreement.

     The Company will comply with all of the terms and provisions of the Warrant Agreement and shall notify the Trustee immediately of the occurrence of any default or event of default thereunder.

     SECTION 4.22 Impairment of Security Interest.

     Subject to the Intercreditor Agreement, neither the Company nor any of its Subsidiaries will take or omit to take any action which would adversely affect or impair the Security Interests in favor of the Collateral Agent, on behalf of itself, the Trustee and the Holders, with respect to the Collateral, and neither the Company nor any of its Subsidiaries shall grant to any Person, or permit any Person (other than the Company) to have (other than to the Collateral Agent on behalf of itself, the Trustee and the Holders) any interest whatsoever in the Collateral other than Liens on Collateral securing an Eligible Credit Facility and Permitted Liens. Neither the Company nor any of its Subsidiaries will enter into any agreement that requires the proceeds received from any sale of Collateral to be applied to repay, redeem, defease or otherwise acquire or retire any Indebtedness of any Person, other than pursuant to this Indenture, the Notes, the Intercreditor Agreement, and the Collateral Agreements.

     SECTION 4.23 Intercompany Indebtedness.

     All intercompany debt shall be unsecured and subordinate in right of payment to the Obligations. Each of the Company and the Subsidiary Guarantors, by its execution and delivery of this Indenture, hereby agrees to subordinate its right of payment under any intercompany debt owed to it to the full and complete payment and performance of the Obligations.

     SECTION 4.24 Real Estate Mortgages and Filings.

     With respect to any real property (individually and collectively, the "Premises") with a purchase price of greater than $1,000,000 intended to be owned in fee by the Company subsequent to the Issue Date,:

     (a) the Company shall deliver to the Collateral Agent, as mortgagee, fully-executed counterparts of Mortgages, each dated as of the date of acquisition of such property, duly executed by the Company or the applicable Subsidiary, together with (i) evidence of the completion (or satisfactory arrangements for the completion), of all recordings and filings of such Mortgage as may be necessary or, in the reasonable opinion of the Collateral Agent desirable, to create a valid, perfected Lien, subject to Permitted Liens, against the properties purported to be covered thereby;

     (b) the Collateral Agent shall have received mortgagee's title insurance policies in favor of the Collateral Agent, as mortgagee for the ratable benefit of the Collateral Agent, the Trustee and the Holders in amounts and in form and substance and issued by insurers, reasonably satisfactory to the Initial Purchaser, with respect to the property purported to be covered by such
Mortgage, insuring that title to such property is marketable and that the interests created by the Mortgage constitute valid first Liens thereon free and clear of all defects and encumbrances other than Permitted Liens, and such policies shall also include, to the extent available, a revolving credit endorsement and such other endorsements as the Initial Purchaser shall reasonably request and shall be accompanied by evidence of the payment in full of all premiums thereon; and

     (c) the Company shall deliver to the Collateral Agent, with respect to each of the covered Premises, filings, surveys, local counsel opinions, fixture filings, in each case in form and substance reasonably acceptable to the Initial Purchaser and its counsel, along with such other documents, instruments, certificates and agreements as the Initial Purchaser and its counsel shall reasonably request.

     SECTION 4.25 Leasehold Mortgages and Filings.

     (a) The Company and each of its Subsidiaries shall (i) deliver Mortgages, substantially in the form of Exhibit I attached hereto, with respect to the Company's leasehold interests in the premises (the "Leased Premises") occupied by the Company pursuant to leases of new store properties entered into after the Issue Date (collectively, the "Leases", and individually, a "Lease") and (ii) use its best efforts to deliver leasehold mortgages substantially in the form of
Exhibit I within sixty (60) days of the Issue Date with respect to the Company's leasehold interests in the five (5) principal premises located in Eaton town, New Jersey; Golden, Colorado (Cole Boulevard); Whittier, California; Los Angeles, California; and Branford, Connecticut (collectively, the "Major Premises"); provided, however, that in no event shall the Company or any of its Subsidiaries be required to incur any unreasonable expense, or agree to any significant increase in the lessee's obligations thereunder, in order to obtain any lessor's consent.

     (b) Prior to the effective date of any Lease, the Company and such Subsidiaries shall provide to the Trustee all of the items described in clauses
(b) and (c) of Section 4.24 and in addition shall provide an agreement, substantially in the form of Exhibit J attached hereto, and executed by the lessor of the Lease, whereby the lessor consents to the Mortgage and which shall be entered into by the Trustee, as "Mortgagee" thereunder. The Company shall use its best efforts to deliver an agreement substantially in the form of Exhibit J attached hereto as to each of the Major Premises and all of the items described in clauses (b) and (c) of Section 4.24 contemporaneously with the delivery of leasehold mortgages described in clause (a)(ii) of this Section 4.25; provided, however, that in no event shall the Company or any of its Subsidiaries be required to incur any unreasonable expense, or agree to any significant increase in the lessee's obligations thereunder, in order to obtain any lessor's consent. The Company and such Subsidiaries shall perform all of its obligations required hereunder at its sole cost and expense.

     SECTION 4.26 Minimum Consolidated Cash Flow.

     The Company will not permit Consolidated Cash Flow during each twelve-month period ending as of the last day of each fiscal quarter to be less than $30,000,000.

     SECTION 4.27 Capital Expenditures.

     The aggregate amount of Capital Expenditures made by the Company and its Subsidiaries in any fiscal year shall not exceed $8.0 million.

     SECTION 4.28 Additional Warrants

     (a) If on March 15, 2002 any Notes remain outstanding, the Company shall issue to Holders additional warrants ("Additional Warrants") exercisable for 1% of the Common Stock of the Company on a fully-diluted basis. Any Additional Warrants issued pursuant to this paragraph will be issued to the Holders of the outstanding Notes as of March 15, 2002.

     (b) If on June 15, 2002 any Notes remain outstanding, the Company shall issue to Holders Additional Warrants exercisable for 1% of the Common Stock of the Company on a fully-diluted basis. Any Additional Warrants issued pursuant to this paragraph will be issued to the Holders of the outstanding Notes as of June 15, 2002.

     (c) After June 15, 2002, if on the 15th day of any month any Notes remain outstanding, the Company shall issue to Holders Additional Warrants exercisable for 1% of the Common Stock of the Company on a fully-diluted basis for each such month. Any Additional Warrants issued pursuant to this paragraph will be issued to the Holders of the outstanding Notes as of the 15th day of the month on which the Company's obligation to issue Additional Warrants was triggered.

     (d) All Additional Warrants shall be issued pursuant to the Warrant Agreement and holders thereof will have the benefits of the Registration Rights Agreement.

     (e) For purposes of this Section 4.28, Notes held by the Company or any of its Affiliates shall not be deemed to be outstanding.

                                  ARTICLE FIVE

                              SUCCESSOR CORPORATION

     SECTION 5.01 Merger, Consolidation and Sale of Assets.

     (a) Neither the Company nor any Subsidiary will, in a single transaction or series of related transactions, consolidate or merge with or into (whether or not the Company or any such Subsidiary is the surviving corporation), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets to, another corporation, Person or entity; provided, however, that, so long as no Default then exists or would arise therefrom, the foregoing shall not prohibit any merger or consolidation, dissolution or liquidation of a Subsidiary Guarantor with and into the Company (with the Company being the surviving entity) or another Subsidiary Guarantor.

     (b) For purposes of the foregoing, the transfer (by lease, assignment, sale or otherwise, in a single transaction or series of transactions) of all or substantially all of the properties or assets of one or more Subsidiaries of the Company, the Capital Stock of which constitutes all or substantially all of the properties and assets of the Company, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.


                                   ARTICLE SIX

                              DEFAULT AND REMEDIES


     SECTION 6.01 Events of Default.

     An "Event of Default" occurs if:

     (a) the Company fails to pay interest on any Notes when the same becomes due and payable and the Default continues for a period of 10 days;

     (b) the Company  fails to pay the  principal  (or  premium,  if any) on any
Notes,   when  such  principal  becomes  due  and  payable,   at  maturity,   by
acceleration, upon redemption or otherwise (including the failure to make a payment to purchase Notes tendered pursuant to a Change of Control Offer);

     (c) the Company or any of its Subsidiaries (in each case, to the extent a party to the Collateral Agreements) defaults in the observance or performance of any other covenant, provision or agreement contained in this Indenture, the Notes or any of the Collateral Agreements, which default continues for a period of 30 days after the Company receives written notice specifying the default;

     (d) a default (after giving effect to any applicable grace periods or any extension of any maturity date) under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness of the Company or of any Subsidiary of the Company (or the payment of which is guaranteed by the Company or any Subsidiary of the Company), whether such Indebtedness now exists or is created after the Issue Date, if (a) either (A) such default results from the failure to pay principal of or interest on such Indebtedness or (B) as a result of such default the maturity of such
Indebtedness may be accelerated, and (b) the principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness with respect to which a default (after the expiration of any applicable grace period or any extension of the maturity date) has occurred, or the maturity of which may be so accelerated, exceeds $2,000,000 in the aggregate;

     (e) one or more judgments in an aggregate amount in excess of $2,000,000 (other than any judgment as to which a reputable insurance company has accepted full liability in writing) shall have been rendered against the Company or any of its Subsidiaries and such judgments remain undischarged, unpaid or unstayed for a period of 60 days after such judgment or judgments become final and non-appealable;

     (f) the Company, any Subsidiary Guarantor or any Subsidiary (A) commences a voluntary case or proceeding under any Bankruptcy Law with respect to itself,
(B) consents to the entry of a judgment, decree or order for relief against it in an involuntary case or proceeding under any Bankruptcy Law, (C) consents to the appointment of a Custodian of it or for substantially all of its property or assets, (D) consents to or acquiesces in the institution of a bankruptcy or an insolvency proceeding against it, (E) makes a general assignment for the benefit of its creditors, (F) shall generally not pay its debts when such debts become due or shall admit in writing its inability to pay its debts generally or (G) takes any action to authorize or effect any of the foregoing;

     (g) a court of competent jurisdiction enters a judgment, decree or order for relief in respect of the Company, any Subsidiary Guarantor or any Subsidiary in an involuntary case or proceeding under any Bankruptcy Law, which shall (A) approve as properly filed a petition seeking reorganization, arrangement, adjustment or composition in respect of the Company, any Subsidiary Guarantor or any Subsidiary, (B) appoint a Custodian of the Company, any Subsidiary Guarantor or any Subsidiary or for substantially all of its property or (C) order the winding-up or liquidation of its affairs; and such judgment, decree or order shall remain unstayed and in effect or a period of 60 consecutive days;

     (h) any Collateral Agreement at any time for any reason shall cease to be in full force and effect, or ceases to give the Collateral Agent the Liens, rights, powers and privileges purported to be created thereby, superior to and prior to the rights of all third Persons other than the holders of Permitted Liens and subject to no other Liens except as expressly permitted by the applicable Collateral Agreement, or any judgment creditor having a Lien against any Collateral commences legal action to foreclose such Lien or otherwise exercise its remedies against any Collateral and the value of the claim of such creditor is greater than $500,000; or

     (i) any Subsidiary Guarantee for any reason ceases to be in full force and effect or becomes or is declared to be null and void, unenforceable or invalid or any Subsidiary Guarantor denies or disaffirms its obligations under its Subsidiary Guarantee (other than by reason of release of a Subsidiary Guarantor in accordance with the terms of this Indenture).

     SECTION 6.02 Acceleration.

     (a) If an Event of Default (other than an Event of Default specified in Section 6.01(f) or (g) with respect to the Company or any of its Significant Subsidiaries) occurs and is continuing and has not been waived pursuant to
Section 6.04, then the Trustee or the Holders of at least 25% in principal amount of outstanding Notes may declare the principal of, premium, if any, and accrued interest on all the Notes to be due and payable by notice in writing to the Company and the Trustee specifying the respective Event of Default and that it is a "notice of acceleration" (the "Acceleration Notice"), and the same shall become immediately due and payable.

     (b) If an Event of Default specified in Section 6.01(f) or (g) with respect to the Company or any of its Significant Subsidiaries occurs and is continuing, then all unpaid principal of, and premium, if any, and accrued and unpaid interest on all of the outstanding Notes shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

     (c) At any time after a declaration of acceleration with respect to the Notes in accordance with Section 6.02(a), the Holders of a majority in principal amount of the Notes may, by written notice to the Trustee, (i) waive any existing Default or Event of Default and its consequences, except a continuing Default or Event of Default under Section 6.01(a) or (b) hereof, and (ii) rescind and cancel such declaration of acceleration and its consequences if (A) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction, and (B) all existing Events of Default have been cured or waived (except any such Event of Default arising from the nonpayment of principal or interest on the Notes that has become due solely because of the acceleration).

     SECTION 6.03 Other Remedies.

     If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of, premium, if any, or interest on the Notes or to enforce the performance of any provision of the Notes, this Indenture or the Collateral Agreements.

     The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy arising upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

     SECTION 6.04 Waiver of Past Defaults.

     Subject to Sections 2.09, 6.07 and 9.02, the Holders of a majority in principal amount of the outstanding Notes by written notice to the Trustee may waive an existing Default or Event of Default and its consequences, except a continuing Default or Event of Default in the payment of principal of or interest on any Note as specified in clauses (a) and (b) of Section 6.01. When a Default or Event of Default is waived, it is cured and ceases.

     SECTION 6.05 Control by Majority.

     Subject to Section 2.09, the Holders of a majority in principal amount of the outstanding Notes may direct in writing the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, including, without limitation, any remedies provided for in Section 6.03. Subject to Section 7.01, however, the Trustee may refuse to follow any direction (i) that the Trustee reasonably believes conflicts with any law or this Indenture or the Notes, (ii) that the Trustee determines may be unduly prejudicial to the rights of another Holder or
(iii) that may involve the Trustee in personal liability; provided, further, however, that the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction or this Indenture.

     SECTION 6.06 Limitation on Suits.

     No Holder will have any right to institute any proceeding, judicial or otherwise, or pursue any remedy under this Indenture or the Notes unless:

     (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

     (2) the Holders of not less than 25% in principal amount of the outstanding Notes have made a written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee under this Indenture;

     (3) such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory to the Trustee against any costs, losses, liabilities or expenses to be incurred in compliance with such request;

     (4) the Trustee, for 30 days after its receipt of such notice, request and offer of indemnity, has failed to institute such proceeding; and

     (5) no direction inconsistent with such written request has been given to the Trustee during such 30-day period by the Holders of a majority in principal amount of the outstanding Notes.

     The foregoing limitations shall not apply to a suit instituted by a Holder for the enforcement of the payment of principal and premium, if any, or interest on such Note on or after the respective due dates set forth in such Note (including upon acceleration thereof) or the institution of any proceeding with respect to this Indenture or any remedy hereunder, including without limitation, acceleration, by the Holders of a majority in principal amount of outstanding Notes; provided that upon institution of any proceeding or exercise of any remedy, such Holder provides the Trustee with prompt notice thereof.

     A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over such other Holder.

     SECTION 6.07 Rights of Holders To Receive Payment.

     Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of, premium, if any, and interest on a Note, on or after the respective due dates expressed in such Note, or to bring suit for the enforcement of any such payment on or after such respective dates, is absolute and unconditional and shall not be impaired or affected without the written consent of such Holder.

     SECTION 6.08 Collection Suit by Trustee.

     If an Event of Default in payment of principal or interest specified in clause (a) or (b) of Section 6.01 occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or any other obligor on the Notes for the whole amount of principal of, premium, if any, and accrued interest remaining unpaid, together with interest on overdue principal and, to the extent that payment of such interest is lawful, interest on overdue installments of interest at the rate set forth in Section
2.16 and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     SECTION 6.09 Trustee May File Proofs of Claim.

     The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, taxes, disbursements and advances of the Trustee, its agents, counsel, accountants and experts) and the Holders allowed in any judicial proceedings relating to the Company or Subsidiaries or any other obligor upon the Notes, any of their respective creditors or any of their respective property and shall be entitled and empowered to participate as a member, voting or otherwise, of an official committee approved in such manner and shall be entitled and empowered to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same, and any Custodian in any such judicial proceedings is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, taxes, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee and the Collateral Agent under Section 7.07. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

     SECTION 6.10 Priorities.

     If the Trustee collects any money or property pursuant to this Article Six, it shall pay out the money in the following order:

     First: to the Trustee and Collateral Agent for amounts due under Section 7.07;

     Second: if the Holders are forced to proceed against the Company directly without the Trustee, to Holders for their collection costs;

     Third: to Holders for amounts due and unpaid on the Notes for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal and interest, respectively; and

     Fourth: to the Company or any other obligor on the Notes, as their interests may appear, or as a court of competent jurisdiction may direct.

     The Trustee, upon prior notice to the Company, may fix a record date and payment date for any payment to Holders pursuant to this Section 6.10.

     SECTION 6.11 Undertaking for Costs.

     In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07, a suit by a Holder or Holders of more than 10% in principal amount of the outstanding Notes, or a suit by a Holder or Holders for the enforcement of the payment of the principal of, premium, if any, or interest on the Notes, on or after the due dates expressed in the Notes.

     SECTION 6.12 Restoration of Rights and Remedies.

     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture or any Note and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

     SECTION 6.13 Rights and Remedies Cumulative.

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or wrongfully taken Notes in Section 2.07, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 6.14 Delay or Omission Not Waiver.

     No delay or omission of the Trustee or of any Holder to exercise any right or remedy arising upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article Six or by law to the Trustee or to the Holders may be exercised from time to time, and as may be deemed expedient, by the Trustee or by the Holders, as the case may be.


                                  ARTICLE SEVEN

                                     TRUSTEE


     SECTION 7.01 Duties of Trustee.

     The duties and responsibilities of the Trustee shall be as provided by the TIA and as set forth herein.

     (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise thereof as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

     (b) Except during the continuance of an Event of Default:

     (1) the Trustee need perform only those duties as are specifically set forth in this Indenture, and no covenants or obligations shall be implied in this Indenture against the Trustee; and

     (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; provided, however, that the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture, but shall need not verify the contents thereof.

     (c) Notwithstanding anything to the contrary herein contained, the Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

     (1) this  paragraph  does not limit the  effect  of  paragraph  (b) of this
Section 7.01;

     (2) the Trustee shall not be liable for any error of judgment made in good faith by a Trust officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

     (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.02, 6.04 or 6.05 of this Indenture.

     (d) No provision of this Indenture or the Collateral Documents shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (e) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (d) of this Section 7.01 and
Section 7.02 of this Indenture.

     (f) The Trustee shall not be liable for interest on any money or assets received by it except as the Trustee may agree in writing with the Company. Assets held in trust by the Trustee need not be segregated from other assets except to the extent required by law.


     SECTION 7.02 Rights of Trustee.

     Subject to Section 7.01:

     (a) The Trustee may rely and shall be fully protected in acting or refraining from acting upon any document reasonably believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

     (b) Before the Trustee acts or refrains from acting, it may consult with counsel and may require an Officers' Certificate or an Opinion of Counsel, or both, which shall conform to Sections 13.04 and 13.05 of this Indenture. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

     (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts.

     (d) The Trustee shall not be liable for any action that it takes or omits to take in good faith which it reasonably believes to be authorized or within its rights or powers under this Indenture.

     (e) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, notice, request, direction, consent, order, bond, debenture, or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled, upon reasonable notice to the Company, to examine the books, records, and premises of the Company, personally or by agent or attorney and to consult with the officers and representatives of the Company, including the Company's accountants and attorneys.

     (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred by it in compliance with such request, order or direction.

     (g) The Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder.

     (h) Any permissive right or power available to the Trustee under this Indenture shall not be construed to be a mandatory duty or obligation.

     (i) Except with respect to Section 4.01 hereof, the Trustee shall have no duty to inquire as to the performance of the Company's covenants in Article Four hereof. In addition, the Trustee shall not be deemed to have knowledge of any Default or Event of Default except (i) any Event of Default occurring pursuant to Sections 6.01(a), 6.01 (b) or (ii) any Default or Event of Default of which the Trustee shall have received written notification or obtained actual knowledge..

     (j) Delivery of reports,  information  and  documents to the Trustee  under
Section 4.08 is for informational purposes only and the Trustee's receipt of the foregoing shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of the covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

     SECTION 7.03 Individual Rights of Trustee.

     The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company, any Subsidiary of the Company, or their respective Affiliates, with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee must comply with Sections 7.10 and 7.11 of this Indenture, and the Trustee is subject to TIA Sections 310(b) and 311.

     SECTION 7.04 Trustee's Disclaimer.

     The Trustee makes no representation as to the validity or adequacy of this Indenture or the Notes, and it shall not be accountable for the Company's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Company in this Indenture or the Notes other than the Trustee's certificate of authentication or any document used in connection with the offer or sale of the Notes.

     SECTION 7.05 Notice of Default.

     If a Default or an Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to the Company and each Holder in the manner and to the extent provided in TIA Section 313(c) notice of the Default or Event of Default within 45 days after such Default or Event of Default occurs, unless such Default or Event of Default has been cured. Except in the case of a Default or an Event of Default in payment of principal of, or interest on, any Note, including an accelerated payment and the failure to make payment on the Change of Control Payment Date pursuant to a Change of Control Offer, the Trustee may withhold the notice of a Default or an Event of Default if and so long as its Board of Directors, the executive committee of its Board of Directors or a committee of its directors and/or officers charged with such responsibility in good faith determines that withholding the notice is in the interest of the Holders.

     SECTION 7.06 Reports by Trustee to Holders.

     Within 60 days after each June 1, beginning with June 1, 2002, the Trustee shall, to the extent that any of the events described in Section 313(a) of the TIA occurred within the previous twelve months, but not otherwise, mail to each Holder a brief report dated as of such date that complies with Section 313(a) of the TIA. The Trustee also shall comply with Sections 313(b) and (c) of the TIA.

     A copy of each report at the time of its mailing to Holders shall be mailed to the Company and filed with the SEC and each stock exchange or market, if any, on which the Notes are listed or quoted.

     The Company shall promptly notify the Trustee if the Notes become listed or quoted on any stock exchange or market and the Trustee shall comply with Section 313(d) of the TIA.

     SECTION 7.07 Compensation and Indemnity.

     The Company shall pay to the Trustee from time to time reasonable compensation for its services in its role as Trustee and Collateral Agent as may be agreed upon. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred or made by it in connection with the performance of its duties under this Indenture, except any such expense as may arise from its negligence, bad faith or willful misconduct. Such expenses shall include but not be limited to the reasonable fees and expenses of the Trustee's agents and counsel.

     The Company shall indemnify each of the Trustee (or any predecessor Trustee), and its agents, employees, stockholders and directors and officers for, and hold them harmless against, any loss, liability, damage, claim or expense (including reasonable fees and expenses of counsel), including taxes (other than taxes based on the income of the Trustee) incurred by them except for such actions to the extent caused by any negligence, bad faith or willful misconduct on their part, arising out of or in connection with the administration of this trust including the reasonable costs and expenses of enforcing this Indenture against the Company (including this Section 7.07) and defending themselves against any claim (whether asserted by any Holder, the Company or any Subsidiary Guarantor) or liability in connection with the exercise or performance of any of their rights, powers or duties hereunder. The Trustee shall notify the Company promptly of any claim asserted against the Trustee for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder. At the Trustee's sole discretion, the Company shall defend the claim and the Trustee shall cooperate and may participate in the defense; provided that any settlement of a claim shall be approved in writing by the Trustee. Alternatively, the Trustee may at its option have separate counsel of its own choosing and the Company shall pay the reasonable fees and expenses of such counsel; provided that the Company will not be required to pay such fees and expenses if it assumes the Trustee's defense and there is no conflict of interest between the Company and the Trustee in connection with such defense as reasonably determined by the Trustee. The Company need not pay for any settlement made without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. The Company need not reimburse any expense or indemnify against any loss or liability to the extent incurred by the Trustee through its negligence, bad faith or willful misconduct.

     To secure the Company's payment obligations in this Section 7.07, the Trustee shall have a lien prior to the Notes on all assets or money held or collected by the Trustee, in its capacity as Trustee, except assets or money held in trust to pay principal of or interest on particular Notes.

     When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(f) or (g) of this Indenture occurs, such expenses (including the reasonable charges and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any Bankruptcy Law.

     The obligations of the Company under this Section 7.07 shall survive the satisfaction and discharge of this Indenture.


     SECTION 7.08 Replacement of Trustee.

     A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment, as provided in this Section 7.08.

     The Trustee may resign by so notifying the Company in writing at least 30 days prior to the date of the proposed resignation. The Holders of a majority in principal amount of the outstanding Notes may remove the Trustee by so notifying the Company and the Trustee and may appoint a successor Trustee. The Company may remove the Trustee if:

     (1) the Trustee fails to comply with Section 7.10;

     (2) the Trustee is adjudged bankrupt or insolvent;

     (3) a receiver or other public officer takes charge of the Trustee or its property; or

     (4) the Trustee becomes incapable of acting.

     If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall notify each Holder of such event and shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in aggregate principal amount of the outstanding Notes may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

     A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that, the retiring Trustee shall transfer all property held by it as Trustee to the successor
Trustee, subject to the lien provided in Section 7.07, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The Company and the successor Trustee shall mail notice of the successor Trustee's succession to each Holder.

     If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least 10% in principal amount of the outstanding Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If the Trustee is no longer eligible under or otherwise fails to comply with Section 7.10, any Holder who satisfies the requirements of TIA Section 310(b) may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     The Company shall give notice of any resignation and any removal of the Trustee and each appointment of a successor Trustee to all Holders. Each notice shall include the name of the successor Trustee and the address of its corporate trust office.

     Notwithstanding any resignation or replacement of the Trustee pursuant to this Section 7.08, the Company's obligations under Section 7.07 of this Indenture shall continue for the benefit of the retiring Trustee.

     SECTION 7.09 Successor Trustee by Merger, Etc.

     If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another Person the resulting, surviving or transferee Person without any further act shall, if such resulting, surviving or transferee Person is otherwise eligible hereunder, be the successor Trustee; provided, however, that such Person shall be otherwise qualified and eligible under this Article Seven.


     SECTION 7.10 Eligibility; Disqualification.

     This Indenture shall always have a Trustee who satisfies the requirements of TIA Sections 310(a)(1), (2) and (5). The Trustee (or, in the case of a corporation included in a bank holding company system, the related bank holding company) shall have combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. In addition, if the Trustee is a corporation included in a bank holding company system, the Trustee, independently of such bank holding company, shall meet the capital requirements of TIA Section 310(a)(2). The Trustee shall comply with TIA Section 310(b); provided, however, that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding, if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met. The provisions of TIA Section 310 shall apply to the Company and its Subsidiaries, as obligor of the Notes.

     SECTION 7.11 Preferential Collection of Claims Against Company.

     The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein. The provisions of TIA Section 311(a) shall apply to the Company and its Subsidiaries, as obligor on the Notes.

     SECTION 7.12 Trustee as Collateral Agent.

     References to the Trustee in Sections 7.01(f), 7.02, 7.03, 7.04, and 7.07 shall include the Trustee in its role as Collateral Agent.

     SECTION 7.13 Co-trustees, co-Collateral Agent and Separate Trustees, Collateral Agent.

     At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any of the Collateral may at the time be located, the Company and the Trustee shall have power to appoint, and, upon the written request of the Trustee or of the Holders of at least 25% in principal amount of the Notes Outstanding, the Company shall for such purpose join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Trustee either to act as co-trustee, jointly with the Trustee, of all or any part of the Collateral, to act as co- Collateral Agent, jointly with the Collateral Agent, or to act as separate trustees or Collateral Agent of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Company does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default has occurred and is continuing, the Trustee alone shall have power to make such appointment.

     Should any written instrument from the Company be required by any co-trustee, co-Collateral Agent or separate trustee or separate Collateral Agent so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Company.

     Every co-trustee, co-collateral agent or separate trustee or separate collateral agent shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:

     (a) The Notes shall be authenticated and delivered, and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised solely, by the Trustee.

     (b) The rights, powers, duties and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Trustee or by the Trustee and such co-trustee or separate trustee jointly, or by the Collateral Agent and such co-Collateral Agent or separate Collateral Agent, jointly as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

     (c) The Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Company evidenced by a Board Resolution, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, in case an Event of Default has occurred and is continuing, the Trustee shall have power to accept the resignation of, or remove, any such co-trustee, co-collateral agent or separate trustee, separate collateral agent without the concurrence of the Company. Upon the written request of the Trustee, the Company shall join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee, co-collateral agent or separate trustee, separate collateral agent so resigned or removed may be appointed in the manner provided in this Section.

     (d) No co-trustee, co-collateral agent, separate trustee or separate collateral agent hereunder shall be personally liable by reason of any act or omission of the Trustee, or any, other such trustee hereunder.

     (e) Any act of Holders delivered to the Trustee or Collateral Agent shall be deemed to have been delivered to each such co-trustee, co-collateral agent, separate trustee and separate collateral agent.

                                  ARTICLE EIGHT

                     SATISFACTION AND DISCHARGE OF INDENTURE


     SECTION 8.01 Legal Defeasance and Covenant Defeasance.

     (a) The Company may, at its option and at any time, elect to have either paragraph (b) or paragraph (c) below be applied to the outstanding Notes upon compliance with the applicable conditions set forth in paragraph (d).

     (b) Upon the Company's exercise under paragraph (a) of the option applicable to this paragraph (b), the Company and the Subsidiary Guarantors shall be deemed to have been released and discharged from their respective obligations with respect to the outstanding Notes on the date the applicable conditions set forth below are satisfied (hereinafter, "Legal Defeasance"). For this purpose, such Legal Defeasance means that the Company shall be deemed to have paid and discharged the entire Indebtedness represented by the outstanding Notes, which shall thereafter be deemed to be "outstanding" only for the purposes of the Sections and matters under this Indenture referred to in (i) and
(ii) below, and to have satisfied all its other obligations under such Notes and this Indenture insofar as such Notes are concerned, except for the following which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of outstanding Notes to receive solely from the trust fund described in paragraph (d) below and as more fully set forth in such paragraph, payments in respect of the principal, premium, if any, and interest on such Notes when such payments are due and (ii) obligations listed in Section 8.03, subject to compliance with this Section 8.01. The Company may exercise its option under this paragraph (b) notwithstanding the prior exercise of its option under paragraph (c) below with respect to the Notes.

     (c) Upon the Company's exercise under paragraph (a) of the option applicable to this paragraph (c), the Company and the Subsidiary Guarantors shall be released and discharged from their respective obligations under any covenant contained in Article Five, Sections 4.05 and 4.08, and Sections 4.10 through 4.19, 4.26 and 4.27 with respect to the outstanding Notes on and after the date the conditions set forth below are satisfied (hereinafter, "Covenant Defeasance"), and the Notes shall thereafter be deemed to be not "outstanding" for the purpose of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder. For this purpose, such Covenant Defeasance means that, with respect to the outstanding Notes, the Company and any Subsidiary Guarantor may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 6.01(c), but, except as specified above, the remainder of this Indenture and such Notes shall be unaffected thereby. In addition, upon the Company's exercise under paragraph (a) hereof of the option applicable to this paragraph (c), subject to the satisfaction of the conditions set forth in
Section 8.03 hereof, Sections 6.01(d), 6.01(e) and 6.01(h) shall not constitute Events of Default.

     (d) The following shall be the conditions to application of either paragraph (b) or paragraph (c) above to the outstanding Notes:

          (1) The Company shall have irrevocably deposited in trust with the Trustee, pursuant to an irrevocable trust and security agreement in form and substance reasonably satisfactory to the Trustee, U.S. Legal Tender or U.S. Government Obligations or combination thereof in such amounts and at such times as are sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, premium, if any, and interest on the outstanding Notes to maturity or redemption; provided, however, that the Trustee (or other qualifying trustee) shall have received an irrevocable written order from the Company instructing the Trustee (or other qualifying trustee) to apply such U.S. Legal Tender or the proceeds of such U.S. Government Obligations to said payments with respect to the Notes to maturity or redemption;

          (2) No Default or Event of Default shall have occurred and be continuing on the date of such deposit or insofar as Events of Default from bankruptcy or insolvency events are concerned, at any time in the period ending on the 91st day after the date of deposit (other than a Default or Event of Default resulting from the incurrence of Indebtedness, all or a portion of which will be used to defease the Notes concurrently with such incurrence);

          (3) Such deposit and the defeasance contemplated hereby will not result in a Default under, or a breach or violation of, this Indenture or any other material instrument or agreement to which the Company or any of its Subsidiaries is a party or by which it or their property or assets is bound;

          (4) (i) In the event the Company elects paragraph (b) hereof, the Company shall deliver to the Trustee an Opinion of Counsel in the United States, in form and substance reasonably satisfactory to the Trustee, to the effect that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the Issue Date, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall state that, Holders will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and the defeasance contemplated hereby and will be subject to federal income tax in the same amounts and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred or (ii) in the event the Company elects paragraph (c) hereof, the Company shall deliver to the Trustee an Opinion of Counsel in the United States, in form and substance reasonably satisfactory to the Trustee, to the effect that Holders will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and the defeasance contemplated hereby and will be subject to federal income tax in the same amounts and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred;

          (5) The Company shall have delivered to the Trustee an Officers' Certificate, stating that the deposit under clause (1) was not made by the Company with the intent of preferring the Holders over any other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding any other creditors of the Company or others;

          (6) The Company shall have delivered to the Trustee an Opinion of Counsel, reasonably satisfactory to the Trustee, to the effect that, (A) the trust funds will not be subject to the rights of holders of Indebtedness of the Company other than the Notes and as otherwise permitted herein and (B) assuming no intervening bankruptcy of the Company between the date of deposit and the 91st day following the deposit and that no Holder is an insider of the Company, after the 91st day following the deposit, the trust funds will not be subject to any applicable bankruptcy, insolvency, reorganization or similar law affecting creditors' rights generally; and

          (7) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent specified herein relating to the defeasance contemplated by this
     Section 8.01 have been complied with; provided, however, that such counsel may rely, as to matters of fact, on Officers' Certificates of the Company.

     In the event all or any portion of the Notes are to be redeemed through such irrevocable trust, the Company must make arrangements reasonably satisfactory to the Trustee, at the time of such deposit, for the giving of the notice of such redemption or redemptions by the Trustee in the name and at the expense of the Company.


     SECTION 8.02 Satisfaction and Discharge.

     In addition to the Company's rights under Section 8.01, the Company may terminate all of its obligations under this Indenture (subject to Section 8.03), when:

     (1) all Notes theretofore authenticated and delivered (other than Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.07 and Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust) have been delivered to the Trustee for cancellation or all such Notes not theretofore delivered to the Trustee for cancellation have become due and payable, and the Company has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust solely for that purpose an amount of money sufficient to pay and discharge the entire Indebtedness on the Notes not theretofore delivered to the Trustee for cancellation, for principal of, premium, if any, and interest;

     (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company;

     (3) the Company has delivered irrevocable instructions to the Trustee to apply the deposited money toward the payment of the Notes at maturity or redemption, as the case may be; and

     (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, stating that all conditions precedent specified herein relating to the satisfaction and discharge of this Indenture have been complied with; provided, however, that such counsel may rely, as to matters of fact, on Officers' Certificates of the Company.

     SECTION 8.03 Survival of Certain Obligations.

     Notwithstanding the satisfaction and discharge of this Indenture and of the Notes referred to in Section 8.01 or 8.02, the respective obligations of the Company and the Trustee under Sections 2.02, 2.03, 2.04, 2.05, 2.06, 2.07, 2.10,
2.13, 2.14, 2.16, 4.01, 4.02, 4.09, 4.20, 4.21, 4.22, 6.07, Article Seven, 8.05,
8.06, 8.07, 11.02 and 11.04 of this Indenture shall survive until the Notes are no longer outstanding, and thereafter the obligations of the Company and the Trustee under Sections 7.07, 7.08, 8.05, 8.06 and 8.07 of this Indenture shall survive. Nothing contained in this Article Eight shall abrogate any of the obligations or duties of the Trustee under this Indenture.

     SECTION 8.04 Acknowledgment of Discharge by Trustee.

     Subject to Section 8.07, after (i) the conditions of Section 8.01 or 8.02 of this Indenture have been satisfied, (ii) the Company has paid or caused to be paid all other sums payable hereunder by the Company and (iii) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent referred to in clause (i) above relating to the satisfaction and discharge of this Indenture have been complied with, the Trustee upon written request shall acknowledge in writing the discharge of the Company's obligations under this Indenture except for those surviving obligations specified in Section 8.03.

     SECTION 8.05 Application of Trust Monies.

     The Trustee or Paying Agent shall hold any U.S. Legal Tender or U.S. Government Obligations deposited with it in the irrevocable trust established pursuant to Section 8.01 of this Indenture. The Trustee shall apply the deposited U.S. Legal Tender or the U.S. Government Obligations, together with earnings thereon, through the Paying Agent, in accordance with this Indenture and the terms of the irrevocable trust agreement established pursuant to Section 8.01, to the payment of principal of and interest on the Notes. Anything in this Article Eight to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon the Company's request any U.S. Legal Tender or U.S. Government Obligations held by it as provided in Section 8.01(d) hereof which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

     The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed or assessed against the U.S. Legal Tender or U.S. Government Obligations deposited pursuant to Section 8.01 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of outstanding Notes.

     SECTION 8.06 Repayment to the Company; Unclaimed Money.

     Subject to Sections 7.07, 8.01 and 8.02 of this Indenture, the Trustee and the Paying Agent shall promptly pay to the Company upon request any excess U.S. Legal Tender or U.S. Government Obligations held by them at any time. The Trustee and the Paying Agent will pay to the Company upon receipt by the Trustee or the Paying Agent, as the case may be, of an Officers' Certificate, any money held by it for the payment of principal or interest that remains unclaimed for two years after payment to the Holders is required; provided, however, that the Trustee and the Paying Agent before being required to make any payment may, but need not, at the expense of the Company cause to be published once in a newspaper of general circulation in the City of New York or mail to each Holder entitled to such money notice that such money remains unclaimed and that after a date specified therein, which shall be at least 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company. After payment to the Company, Holders entitled to money must look solely to the Company for payment as general creditors unless an applicable abandoned property law designated another Person, and all liability of the Trustee or Paying Agent with respect to such money shall thereupon cease.

     SECTION 8.07 Reinstatement.

     If the Trustee or Paying Agent is unable to apply any U.S. Legal Tender or U.S. Government obligations in accordance with Section 8.01 or 8.02 of this Indenture by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.01 or 8.02 of this Indenture until such time as the Trustee or Paying Agent is permitted to apply all such U.S. Legal Tender or U.S. Government Obligations in accordance with Section 8.01 or 8.02 of this Indenture; provided, however, that if the Company has made any payment of interest on or principal of any Notes because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.


                                  ARTICLE NINE

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS


     SECTION 9.01 Without Consent of Holders.

                  The Company, when authorized by a Board Resolution, and the Trustee, together, may amend or supplement this Indenture, the Collateral Agreements or the Notes without notice to or consent of any Holder:

     (1) to cure any ambiguity, defect or inconsistency; provided that such amendment or supplement does not adversely affect the rights of any Holder;

     (2) to provide for the assumption of the Company's obligations to Holders in the case of a merger, consolidation or similar transaction and otherwise to comply with Article Five;

     (3) to provide for uncertificated Notes in addition to or in place of certificated Notes;

     (4) to comply with any requirements of the SEC in order to effect or maintain the qualification of this Indenture and the Collateral Agreements under the TIA;

     (5) to make any change that would provide any additional benefit or rights to the Holders or that does not adversely affect the legal rights hereunder of any Holder; or

     (6) to provide for issuance of the Exchange Notes, which will have terms substantially identical in all material respects to the Initial Notes (except that the transfer restrictions contained in the Initial Notes will be modified or eliminated, as appropriate), and which will be treated together with any outstanding Initial Notes, as a single issue of securities;

provided that the Company has delivered to the Trustee an Opinion of Counsel and an Officers' Certificate stating that such amendment or supplement complies with the provisions of this Section 9.01.


     SECTION 9.02 With Consent of Holders.

     Subject to Section 6.07 of this Indenture, the Company, when authorized by a Board Resolution, and the Trustee, together, with the written consent of the Holder or Holders of at least a majority in aggregate principal amount of the outstanding Notes, may amend or supplement this Indenture, the Collateral Agreements or the Notes and may waive any existing Default of Event of Default or compliance by the Company with any provision of this Indenture, the Notes or the Collateral Agreements. Notwithstanding the foregoing, no amendment, supplement or waiver, including a waiver pursuant to Section 6.04 of this Indenture, shall, without the consent of each Holder of each Note affected thereby:

     (1) reduce the principal amount of Notes whose Holders must consent to an amendment, supplement or waiver of any provision of this Indenture or the Notes;

     (2) reduce the rate of or change or have the effect of changing the time for payment of interest, including default interest, on any Notes;

     (3) reduce the principal of, or the premium on, or change or have the effect of changing the fixed maturity of any Notes, or alter the provisions with respect to the redemption of the Notes, or alter the provisions with respect to repurchases or redemptions of the Notes upon a Change of Control;

     (4) make any Notes payable in money other than that stated in the Notes;

     (5) waive a continuing Default or Event of Default in the payment of principal of or premium, if any, or interest on any Note (other than a Default in the payment of an amount due as a result of an acceleration, where such acceleration is rescinded pursuant hereto);

     (6) make any change in the provisions of this Indenture relating to waivers of past Defaults or the rights of Holders to receive payments of principal of or interest on the Notes;

     (7) waive a redemption payment with respect to any Note; or

     (8) modify or change any provision of this Indenture affecting the ranking of the Notes in a manner which adversely affects the Holders.

     It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

     After an amendment, supplement or waiver under this Section 9.02 becomes effective, the Company shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

     SECTION 9.03 Compliance with TIA.

     Every amendment, waiver or supplement of this Indenture or the Notes shall comply with the TIA as then in effect.

     SECTION      9.04      Revocation      and     Effect     of      Consents.

     Until an amendment, waiver or supplement becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Note or portion of a Note that evidences the same Indebtedness as the consenting Holder's Note, even if notation of the consent is not made on any Note. Subject to the following paragraph, any such Holder or subsequent Holder may revoke the consent as to such Holder's Note or portion of such Note by notice to the Trustee or the Company received before the date on which the Trustee receives an Officers' Certificate certifying that the Holders of the requisite principal amount of Notes have consented (and not theretofore revoked such consent) to the amendment, supplement or waiver. An amendment, supplement or waiver becomes effective upon receipt by the Trustee of such Officers' Certificate and evidence of consent by the Holders of the requisite percentage in principal amount of outstanding Notes.

     The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver, which record date shall be at least 30 days prior to the first solicitation of such consent. If a record date is fixed, then notwithstanding the last sentence of the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date, unless consents from Holders of the requisite percentage in principal amount of outstanding Notes required hereunder for the effectiveness of such consents shall have also been given and not revoked within such 90-day period.

     After an amendment, supplement or waiver becomes effective, it shall bind every Holder, unless it makes a change described in any of clauses (1) through
(8) of Section 9.02, in which case, the amendment, supplement or waiver shall bind only each Holder who has consented to it and every subsequent Holder of a Note or portion of a Note that evidences the same Indebtedness as the consenting Holder's Note; provided, however, that any such waiver shall not impair or affect the right of any Holder to receive payment of principal, premium, if any, and interest on a Note, on or after the respective due dates expressed in such Note, or to bring suit for the enforcement of any such payment on or after such respective dates without the consent of such Holder.

     SECTION     9.05      Notation     on     or     Exchange     of     Notes.

     If an amendment, supplement or waiver changes the terms of a Note, the Trustee may require the Holder of the Note to deliver the Note to the Trustee. The Trustee at the written direction of the Company may place an appropriate notation on the Note about the changed terms and return it to the Holder, and the Trustee may place an appropriate notation on any Note thereafter authenticated. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Note shall issue and the Trustee shall authenticate a new Note that reflects the changed terms. Failure to make the appropriate notation, or issue a new Note, shall not affect the validity and effect of such amendment, supplement or waiver. Any such notation or exchange shall be made at the sole cost and expense of the Company.

     SECTION 9.06 Trustee To Sign Amendments, Etc.

     The Trustee shall execute any amendment, supplement or waiver authorized pursuant to this Article Nine; provided, however, that the Trustee may, but shall not be obligated to, execute any such amendment, supplement or waiver which affects the Trustee's own rights, duties or immunities under this Indenture. The Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel and an Officers' Certificate each stating that the execution of any amendment, supplement or waiver authorized pursuant to this Article Nine is authorized or permitted by this Indenture and that such amendment is the legal, valid and binding obligation of the Company and the Subsidiary Guarantors enforceable against them in accordance with their terms, subject to customary exceptions, and complies with the provisions hereof (including Section 9.03); provided, that the legal counsel delivering such Opinion of Counsel may rely as to matters of fact on one or more Officers' Certificates of the Company. Such Opinion of Counsel shall not be an expense of the Trustee or the Holders.


                                   ARTICLE TEN

                                    SECURITY

     SECTION 10.01 Grant of Security Interest.

     To secure the due and punctual payment of the principal of, premium, if any, and interest on the Notes when and as the same shall be due and payable, whether on an Interest Payment Date, at maturity, by acceleration, purchase, repurchase, redemption or otherwise, and interest on the overdue principal of, premium, if any, and interest (to the extent permitted by law), if any, on the Notes and the performance of all other Obligations of the Company to the Holders or the Trustee under this Indenture and the Notes, the Company hereby covenants to cause the Collateral Agreements to be executed and delivered concurrently with this Indenture. Subject to the Intercreditor Agreement, the Collateral Agreements shall grant to the Collateral Agent Security Interests in the Collateral and shall be deemed hereby incorporated by reference herein to the same extent and as fully as if set forth in their entirety at this place, and reference is made hereby to each Collateral Agreement for a more complete description of the terms and provisions thereof.

     Each Holder, by its acceptance of a Note, consents and agrees to the terms of each Collateral Agreement, as the same may be in effect or may be amended from time to time in accordance with its terms, and authorizes and directs the Trustee and the Collateral Agent to enter into the Collateral Agreements and to perform its obligations and exercise its rights thereunder in accordance therewith. The Company shall, and shall cause each of its Subsidiaries to, do or cause to be done all such actions and things as may be necessary or proper, or as may be required by the provisions of the Collateral Agreements, to assure and confirm to the Trustee and the Collateral Agent the Security Interests in the Collateral contemplated hereby and by the Collateral Agreements, as from time to time constituted, so as to render the same available for the security and benefit of this Indenture and of the Notes secured hereby, according to the intent and purpose herein and therein expressed. The Company shall, and shall cause each of its Subsidiaries to, take, upon request of the Trustee or the Collateral Agent, any and all actions required to cause the Collateral Agreements to create and maintain, as security for the Obligations contained in this Indenture and the Notes, valid and enforceable, perfected (except as expressly provided herein, therein or in the Intercreditor Agreement) Security Interests in and on all the Collateral, in favor of the Collateral Agent, superior to and prior to the rights of all third Persons, and subject to no other Liens, in each case, except as expressly provided herein, therein, or in the Intercreditor Agreement.

     SECTION 10.02 Execution of Intercreditor Agreement.

     Subject to the provisions of Article Twelve and other applicable provisions of this Indenture, the Company is permitted to enter into an Eligible Credit Facility at any time on or after the Issue Date; provided that (i) entering into the Eligible Credit Facility is not prohibited by Section 4.12 and (ii) the Liens upon any property or assets of the Company securing Indebtedness under the Eligible Credit Facility are Permitted Liens, in each case, as evidenced to the Trustee in an Officers' Certificate delivered to the Trustee concurrently with the entering into an Eligible Credit Facility. As a condition precedent to the Company's ability on or after the Issue Date to enter into an Eligible Credit Facility, the Company and any Lenders party thereto shall execute and deliver to the Trustee a Intercreditor Agreement, substantially in the form of Exhibit F attached hereto, providing, among other things, that (i) such Lenders' security interest in certain of the assets of the Company shall be senior to the Collateral Agent's security interest in such assets, (ii) during any insolvency proceedings, the Lenders and the Collateral Agent will coordinate their efforts to give effect to the relative priority of their security interests in such properties and assets, and (iii) following an Event of Default, all decisions with respect to such properties and assets, including the time and method of any disposition thereof, will be made in accordance with the terms of such Intercreditor Agreement, in each case, subject to the terms and provisions of this Indenture, the Collateral Agreements and the Intercreditor Agreement. Notwithstanding anything in this Indenture, the Collateral Agreement or the Intercreditor Agreement, the rights of the Trustee and Collateral Agent under
Section 7.07 shall not be subordinated to any other claims.

     SECTION 10.03 Recording and Opinions.

     (a) The Company shall take or cause to be taken all action required to perfect, maintain, preserve and protect the Security Interests in the Collateral granted by the Collateral Agreements, including, without limitation, (i) the filing of financing statements, continuation statements, collateral assignments and any instruments of further assurance, in such manner and in such places as may be required by law to preserve and protect fully the rights of the Holders, the Trustee and the Collateral Agent under this Indenture and the Collateral Agreements to all property comprising the Collateral, and (ii) the delivery of the certificates evidencing the securities pledged under the Pledge and Security Agreement, duly endorsed in blank, it being understood that concurrently with the execution of this Indenture the Company has delivered financing statements for filing by the Initial Purchaser or its agents. The Company shall from time to time promptly pay all financing and continuation statement recording and/or filing fees, charges and taxes relating to this Indenture, the Collateral Agreements, the Intercreditor Agreement and any amendments hereto or thereto and any other instruments of further assurance required pursuant hereto or thereto.

     (b) The Company shall furnish to the Trustee and the Collateral Agent (if other than the Trustee), on the Closing Date, at such time as required by ss. 314(b) of the TIA, and promptly after the execution and delivery of any other instrument of further assurance or amendment granting, perfecting, protecting, preserving or making effective a security interest pursuant to any Collateral Agreement, an Opinion of Counsel either (i) stating that, in the opinion of such counsel, this Indenture and the Collateral Agreements, financing statements and fixture filings then executed and delivered, as applicable, and all other instruments of further assurance or amendment then executed and delivered have been properly recorded, registered and filed, and all certificates evidencing Pledged Securities pledged to the Trustee and the Holders under the Pledge and Security Agreement have been delivered and duly endorsed in blank, to the extent necessary to perfect the Security Interests created by this Indenture and the Collateral Agreements and reciting the details of such action or referring to prior Opinions of Counsel in which such details are given, and stating that as to such Collateral Agreements and such other instruments, such recording, registering, filing and delivery are the only recordings, registerings, filings and deliveries necessary to perfect such security interest and that no re-recordings, re-registerings, re- filings or re-deliveries are necessary to maintain such perfection, and further stating that all financing statements and continuation statements have been executed and filed, and all such certificates have been delivered, that are necessary fully to preserve and protect the rights of and perfect such security interests of the Holders, the Trustee and the Collateral Agent hereunder and under the Collateral Agreements or (ii) stating that, in the Opinion of such Counsel, no such action is necessary to perfect any Security Interest created under this Indenture, the Notes or any of the Collateral Agreements as intended by this Indenture, the Notes and such Collateral Agreements.

     (c) Annually, within 30 days after June 1 and beginning with the year 2002, the Company shall furnish to the Trustee and the Collateral Agent (if other than the Trustee), an Opinion of Counsel, dated as of such date, either (i) stating that: (A) in the opinion of such counsel, action has been taken with respect to the registering, recording, filing, re-recording, re- registering and refiling of this Indenture, and all supplemental indentures, financing statements, continuation statements and other documents, and delivery of all certificates, as are then necessary to perfect or continue the perfection of the Security Interests created by the Collateral Agreements and reciting the details of such action or referring to prior Opinions of Counsel in which such details are given; and (B) based on relevant laws as in effect on the date of such Opinion of Counsel, all financing statements, continuation statements and other documents have been executed and filed that are necessary as of such date and during the succeeding 24 months fully to maintain, perfect or continue the perfection of such Security Interests under the Collateral Agreements with respect to the Collateral and to maintain, preserve, and protect the rights of the Holders and the Trustee hereunder and under the Collateral Agreements or
(ii) stating that, in the opinion of such counsel, no such action is then necessary to perfect or continue the perfection of such Security Interests.

     SECTION 10.04 Release of Collateral.

     (a) Subject to the Intercreditor Agreement, neither the Collateral Agent nor the Trustee, in its capacity as Collateral Agent under the Collateral
Agreements, shall at any time release Collateral from the Security Interests created by this Indenture and the Collateral Agreements unless such release is in accordance with the provisions of this Indenture, the Intercreditor Agreement and the applicable Collateral Agreements.

     (b) Subject to the Intercreditor Agreements, at any time when a Default or an Event of Default shall have occurred and be continuing, no release of Collateral pursuant to the provisions of this Indenture and the Collateral Agreements shall be effective as against the Holders.

     (c) The release of any Collateral from the terms of the Collateral Agreements shall not be deemed to impair the security under this Indenture in contravention of the provisions hereof if and to the extent the Collateral is released pursuant to this Indenture and the Collateral Agreements or pursuant to the Intercreditor Agreement. To the extent applicable, the Company shall cause TIA Section 314(d) relating to the release of property from the Security Interests created by this Indenture and the Collateral Agreements to be complied with. Any certificate or opinion required by TIA 314(d) may be made by an Officer of the Company, except in cases where TIA Section 314(d) requires that such certificate or opinion be made by an independent Person, which Person shall be an independent engineer, appraiser or other expert selected or approved by the Trustee in the exercise of reasonable care. A Person is "independent" if such Person (a) is in fact independent, (b) does not have any direct financial interest or any material indirect financial interest in the Company or in any Affiliate of the Company and (c) is not an officer, employee, promoter, underwriter, trustee, partner or director or person performing similar functions to any of the foregoing for the Company. The Trustee shall be entitled to receive and rely upon a certificate provided by any such Person confirming that such Person is independent within the foregoing definition.

     SECTION      10.05       Specified       Releases      of       Collateral.

     (a) The Company shall be entitled to obtain a full release of items of Collateral (the "Released Interests") from the Security Interests created by this Indenture, the Notes and the Collateral Agreements upon compliance with the conditions precedent set forth in Sections 4.15, 8.01 or 8.02 of this Indenture, the applicable Collateral Agreements and to the extent applicable, the Intercreditor Agreement. So long as no Default or Event of Default exists, upon the request of the Company and the furnishing of each of the items required by
Section 10.05(b), the Collateral Agent upon the direction of the Trustee (or the Trustee if acting as Collateral Agent) shall forthwith take all necessary action (at the request of and the expense of the Company, without recourse or warranty and without any representation of any kind), including the execution of appropriate UCC-3 termination statements, to release and reconvey to the Company all of the Released Interests, and shall deliver such Released Interests in its possession to the Company and its applicable Subsidiary Guarantors.

     (b) So long as no Default or Event of Default exists, the Company shall be entitled to obtain a release of, and the Collateral Agent and the Trustee shall release, the Released Interests upon compliance with the condition precedent that the Company shall have satisfied all applicable conditions precedent to any such release set forth in this Indenture, the applicable Collateral Agreements and to the extent applicable, the Intercreditor Agreement and shall have delivered to the Trustee and the Collateral Agent the following, as applicable:

          (i) in connection with release of Collateral resulting from an Asset Sale under Section 4.15, notice from the Company requesting the release of Released Interests: (A) describing the proposed Released Interests; (B) specifying the value of such Released Interests on a date within 60 days of such notice (the "Valuation Date"); (C) stating that the release of such Released Interests will not be expected to interfere with the Collateral Agent's ability to realize the value of the remaining Collateral and will not impair the maintenance and operation of the remaining Collateral; and
     (D) certifying that such Asset Sale complies with the terms and conditions of this Indenture and the applicable Collateral Agreements with respect thereto;

          (ii) in connection with release of Collateral resulting from an Asset Sale under Section 4.15, an Officers' Certificate of the Company stating that (A) such Asset Sale covers only the Released Interests and complies with the terms and conditions of this Indenture with respect to Asset Sales; (B) all Net Cash Proceeds from the sale of any of the Released Interests will be applied pursuant to the provisions of this Indenture in respect of Asset Sales; (C) there is no Default or Event of Default in effect or continuing on the date thereof, the Valuation Date or the date of such Asset Sale; (D) the release of the Collateral will not result in a Default or Event of Default under this Indenture; and (E) all conditions precedent in this Indenture relating to the release in question have been or will be complied with;

          (iii) in connection with release of Collateral resulting from an Asset Sale under Section 4.15, the Net Cash Proceeds and other non-cash consideration from the Asset Sale required to be delivered to the Collateral Agent pursuant to this Indenture;

          (iv) to the extent required by the TIA, an Officers' Certificate of the Company and an Opinion of Counsel certifying that all conditions precedent to the release of the Released Interests have been met and that such release complies with the terms and conditions of this Indenture, the applicable Collateral Agreements and to the extent applicable, the Intercreditor Agreement; and

          (v) all applicable certificates, opinions and other documentation required by the TIA or this Indenture, if any.

     Upon compliance by the Company with the conditions precedent set forth above, the Trustee shall cause to be released and reconveyed, without recourse and without representation or warranty of any kind, to the Company, the Released Interests.

     SECTION      10.06      Form     and      Sufficiency      of      Release.

     In the event that the Company has sold, exchanged, or otherwise disposed of or proposes to sell, exchange or otherwise dispose of any portion of the Collateral that may be sold, exchanged or otherwise disposed of by the Company, and the Company requests the Trustee or the Collateral Agent to furnish a written disclaimer, release or quit-claim of any interest in such property under this Indenture and the Collateral Agreements, the Collateral Agent and the Trustee, in its capacity as Collateral Agent under the Collateral Agreements, shall execute, acknowledge and deliver to the Company (in proper form) such an instrument promptly after satisfaction of the conditions set forth herein for delivery of any such release. Notwithstanding the preceding sentence, all purchasers and grantees of any property or rights purporting to be released herefrom shall be entitled to rely upon any release executed by the Trustee hereunder as sufficient for the purpose of this Indenture and as constituting a good and valid release of the property therein described from the Lien of this Indenture or of the Collateral Agreements.

     SECTION 10.07 Purchaser Protected.

     No purchaser or grantee of any property or rights purporting to be released herefrom shall be bound to ascertain the authority of the Trustee or the Collateral Agent to execute the release or to inquire as to the existence of any conditions herein prescribed for the exercise of such authority; nor shall any purchaser or grantee of any property or rights permitted by this Indenture to be sold or otherwise disposed of by the Company be under any obligation to ascertain or inquire into the authority of the Company to make such sale or other disposition.

     SECTION 10.08 Authorization of Actions To Be Taken by the Trustee Under the Collateral Agreements.

     Subject to the provisions of the applicable Collateral Agreements and the Intercreditor Agreement, (a) the Trustee and the Collateral Agent may, in their sole discretion and without the consent of the Holders, take all actions they deem necessary or appropriate in order to (i) enforce any of the terms of the Collateral Agreements and (ii) collect and receive any and all amounts payable in respect of the Obligations of the Company hereunder, and (b) the Trustee and the Collateral Agent shall have power to institute and to maintain such suits and proceedings as they may deem expedient to prevent any impairment of the Collateral by any act that may be unlawful or in violation of the Collateral Agreements or this Indenture, and suits and proceedings as the Trustee and the Collateral Agent may deem expedient to preserve or protect their interests and the interests of the Holders in the Collateral (including the power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the security interest thereunder or be prejudicial to the interests of the Holders, the Trustee or the Collateral Agent). Notwithstanding the foregoing, the Trustee may, at the expense of the Company, request the direction of the Holders with respect to any such actions and upon receipt of the written consent of the Holders of at least a majority in aggregate principal amount of the Outstanding Notes, shall take such actions.

     SECTION 10.09 Authorization of Receipt of Funds by the Trustee Under the Collateral Agreements.

     The Trustee is authorized to receive any funds for the benefit of the Holders distributed under the Collateral Agreements, and to make further distributions of such funds to the Holders in accordance with the provisions of
Section 6.10 and the other provisions of this Indenture.


                                 ARTICLE ELEVEN

                                    GUARANTEE


     SECTION 11.01 Unconditional Guarantee.

     (a) In consideration of the promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the Subsidiary Guarantors hereby, jointly and severally, irrevocably and unconditionally guarantees and agrees to be liable on a senior secured basis to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Indenture, the Notes or the Obligations of the Company or any other Subsidiary Guarantor under this Indenture or the Notes, that: (a) the principal of, premium, if any, and interest on the Notes (and any Additional Interest payable thereon) shall be duly and punctually paid in full when due, whether at maturity, upon redemption (whether upon a Change of Control or otherwise), by acceleration or otherwise, and interest on the overdue principal and (to the extent permitted by law) interest, if any, on the Notes and all other Obligations of the Company or the Subsidiary Guarantors to the Holders or the Trustee hereunder or thereunder (including amounts due the Trustee and Collateral Agent under Section 7.07 hereof), shall be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and
(b) in case of any extension of time of payment or renewal of any Notes or any of such other Obligations of the Company, the same shall be promptly paid in full when due or performed in accordance with the terms of extension or renewal, whether at maturity, upon redemption, by acceleration or otherwise. Failing payment when due of any amount so guaranteed, or failing performance of any other Obligation of the Company to the Holders or the Trustee under this Indenture or under the Notes, for whatever reason, each Subsidiary Guarantor shall be obligated to pay, or to perform or cause the performance of, the same immediately. An Event of Default under this Indenture or the Notes shall constitute an event of default under each such Subsidiary Guarantee, and shall entitle the Holders or Trustee to accelerate the Obligations of the Subsidiary Guarantors under the Subsidiary Guarantees in the same manner and to the same extent as the Obligations of the Company hereunder or under the Notes.

     (b) Each of the Subsidiary Guarantors hereby agrees that its Obligations under its Subsidiary Guarantee shall be unconditional, irrespective of the validity, regularity or enforceability of the Notes or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Notes with respect to any provisions thereof, any release of any other Subsidiary Guarantor, the recovery of any judgment against the Company, any action to enforce the same, whether or not a Subsidiary Guarantee is affixed to any particular Note, or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each of the Subsidiary Guarantors hereby waives the benefit of diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that its Subsidiary Guarantee shall not be discharged except by complete performance of the Obligations contained in the Notes, this Indenture and its Subsidiary Guarantee. Each Subsidiary Guarantee shall be a guarantee of payment and not of collection. If any Holder or the Trustee is required by any court or otherwise to return to the Company or to any Subsidiary Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to the Company or such Subsidiary Guarantor, any amount paid by the Company or such Subsidiary Guarantor to the Trustee or such Holder, the Subsidiary Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Subsidiary Guarantor shall further agree that, as between it, on the one hand, and the Holders and the Trustee, on the other hand, (a) subject to this Article Eleven, the maturity of the Obligations guaranteed may be accelerated as provided in Article Six hereof for the purposes of its Subsidiary Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Obligations guaranteed thereby, and (b) in the event of any acceleration of such Obligations as provided in Article Six hereof, such Obligations (whether or not due and payable) shall forthwith become due and payable jointly and severally by each Subsidiary Guarantor for the purpose of its Subsidiary Guarantee.

     (c) The Obligations of each Subsidiary Guarantor hereunder are secured by and under the Pledge and Security Agreement executed and delivered in connection herewith, pursuant to which each Subsidiary Guarantor has granted, and each future Subsidiary that becomes a Subsidiary Guarantor shall grant, a first priority perfected security interest in and lien on the assets and properties of each such Subsidiary Guarantor. The Company agrees to cause each Person that shall become a Subsidiary after the date of this Indenture to become a Subsidiary Guarantor and execute and deliver a supplement to this Indenture, pursuant to which such Person will guarantee the Obligations of the Company on the same terms and conditions as contained in this Article Eleven.

     SECTION 11.02 Limitations on Subsidiary Guarantees.

     The Obligations of each Subsidiary Guarantor under its Subsidiary Guarantee will be limited to the maximum amount which, after giving effect to all other contingent and fixed liabilities of such Subsidiary Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Subsidiary Guarantor in respect of the Obligations of such Subsidiary Guarantor under its Subsidiary Guarantee or pursuant to its contribution Obligations under this Indenture, will result in the Obligations of such Subsidiary Guarantor under the applicable Subsidiary Guarantee not constituting a fraudulent conveyance or fraudulent transfer under federal or state law.

     SECTION 11.03 Evidence of Execution and Delivery of Subsidiary Guarantee.

     (a) To further  evidence each Subsidiary  Guarantee  referred to in Section
11.01 hereby, each Subsidiary Guarantor shall agree that a notation of such Subsidiary Guarantee, substantially in the form of Exhibit J herein, shall be endorsed on each Note authenticated and delivered by the Trustee. Each such endorsement shall be executed on behalf of each Subsidiary Guarantor by either manual or facsimile signature of two Officers of each Subsidiary Guarantor, each of whom, in each case, shall have been duly authorized to so execute by all requisite corporate action. The validity and enforceability of any Subsidiary Guarantee shall not be affected by the fact that it is not affixed to any particular Note.

     (b) Each of the Subsidiary Guarantors hereby agrees that its Subsidiary Guarantee set forth in Section 11.01 hereby shall remain in full force and effect notwithstanding any failure to so endorse on each Note a notation of such Subsidiary Guarantee.

     (c) If an Officer of a Subsidiary Guarantor whose signature is on a Subsidiary Guarantee no longer holds that office at the time the Trustee authenticates the Note on which such Subsidiary Guarantee is endorsed or at any time thereafter, such Subsidiary Guarantor's Subsidiary Guarantee of such Note shall be valid nevertheless.

     (d) The delivery of any Note by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of any Subsidiary Guarantee set forth in this Indenture on behalf of each Subsidiary Guarantor.

     SECTION 11.04 Release of a Subsidiary Guarantor.

     (a) If no Default or Event of Default exists or would exist under this Indenture upon the sale or disposition of all of the Capital Stock of a
Subsidiary Guarantor by the Company or a Subsidiary of the Company in a transaction constituting an Asset Sale, or upon the consolidation or merger of a Subsidiary Guarantor with or into any Person in compliance with Article Five (in each case, other than to the Company or an Affiliate of the Company or a Subsidiary), such Subsidiary Guarantor and each Subsidiary of such Subsidiary Guarantor that is also a Subsidiary Guarantor shall be deemed released from all Obligations under this Article Eleven and its Subsidiary Guarantee without any further action required on the part of the Trustee or any Holder; provided, however, that each Subsidiary Guarantor is sold or disposed of in accordance with this Indenture and, provided, further, that any such release shall occur only to the extent that all Obligations of such Subsidiary Guarantor under its Subsidiary Guarantee, and under the Pledge and Security Agreement shall also terminate or be released upon such sale or transfer. Any Subsidiary Guarantor not so released or the entity surviving such Subsidiary Guarantor, as applicable, shall remain or be liable under its Subsidiary Guarantee and the Pledge and Security Agreement as provided in this Indenture.

     (b) The Trustee shall deliver an appropriate instrument evidencing the release of a Subsidiary Guarantor upon receipt of a request by the Company or such Subsidiary Guarantor accompanied by an Officers' Certificate and an Opinion of Counsel certifying as to the compliance with this Section 11.04, provided the legal counsel delivering such Opinion of Counsel may rely as to matters of fact on one or more Officers' Certificates of the Company.

     (c) The Trustee shall execute any documents reasonably requested by the Company or a Subsidiary Guarantor in order to evidence the release of such Subsidiary Guarantor from its obligations under its Subsidiary Guarantee, whether or not endorsed on the Notes, the Pledge and Security Agreement and under this Article Eleven.

     Except as set forth in Articles  Four and Five of this  Indenture  and this
Section 11.04, nothing contained in this Indenture or in any of the Notes shall prevent any consolidation or merger of a Subsidiary Guarantor with or into the Company or another Subsidiary Guarantor or shall prevent any sale or conveyance of the property of a Subsidiary Guarantor as an entirety or substantially as an entirety to the Company or another Subsidiary Guarantor.

     SECTION 11.05 Waiver of Subrogation.

     Until this Indenture is discharged and all of the Notes are discharged and paid in full, each Subsidiary Guarantor shall irrevocably waive and agree not to exercise any claim or other rights which it may hereafter acquire against the Company that arise from the existence, payment, performance or enforcement of the Obligations of the Company under the Notes or this Indenture and such Subsidiary Guarantor's Obligations under its Subsidiary Guarantee, the Pledge and Security Agreement and this Indenture, in any such instance, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, and any right to participate in any claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the Company directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Subsidiary Guarantor in violation of the preceding sentence and any amounts owing to the Trustee or the Holders under the Notes, this Indenture, or any other document or instrument delivered under or in connection with such agreements or instruments, shall not have been paid in full, such amount shall have been deemed to have been paid to such Subsidiary Guarantor for the benefit of, and held in trust for the benefit of, the Trustee or the Holders and shall forthwith be paid to the Trustee for the benefit of itself or such Holders to be credited against and applied to the Obligations of the Company, whether matured or unmatured, in accordance with the terms of this Indenture. Each Subsidiary Guarantor hereby acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Indenture and that the waiver set forth in this Section 11.05 is knowingly made in contemplation of such benefits.

     SECTION 11.06 Immediate Payment.

     Each Subsidiary Guarantor shall agree to make immediate payment to the Trustee on behalf of the Holders of all Obligations of the Company and such Subsidiary Guarantor owing or payable to the respective Holders upon receipt of a demand for payment therefor by the Trustee to such Subsidiary Guarantor in writing. Each of the Subsidiary Guarantors agrees that neither the Trustee nor the Holders need attempt to collect any amounts guaranteed hereunder from the Company, any other Subsidiary Guarantor or any other Person or to realize upon any Collateral, but may require any one of the Subsidiary Guarantors to make immediate payment of all of such guaranteed amounts to the Holders when due, whether by maturity, acceleration, redemption or otherwise, or at any time thereafter.

     SECTION 11.07 No Set-Off.

     Each payment to be made by a Subsidiary Guarantor hereunder in respect of the Obligations under its Subsidiary Guarantee shall be payable in the currency or currencies in which such Obligations are denominated, and shall be made without set-off, counterclaim, reduction or diminution of any kind or nature.

     SECTION 11.08 Obligations Absolute.

     The Obligations of each Subsidiary Guarantor under its Subsidiary Guarantee shall be absolute and unconditional and any monies or amounts expressed to be owing or payable by each Subsidiary Guarantor which may not be recoverable from such Subsidiary Guarantor on the basis of a Subsidiary Guarantee shall be recoverable from such Subsidiary Guarantor as a primary obligor and principal debtor in respect thereof.

     SECTION 11.09 Obligations Continuing.

     The Obligations of each Subsidiary Guarantor under its Subsidiary Guarantee shall be continuing and shall remain in full force and effect until all the Obligations hereunder have been paid and satisfied in full. Each Subsidiary Guarantor hereby agrees with the Trustee that it will from time to time deliver to the Trustee suitable acknowledgments of this continued liability hereunder and under any other instrument or instruments in such form as counsel to the Trustee may advise and as will prevent any action brought against it in respect of any default hereunder being barred by any statute of limitations now or hereafter in force and, in the event of the failure of a Subsidiary Guarantor so to do, it shall irrevocable appoint the Trustee, the attorney and agent of such Subsidiary Guarantor to make, execute and deliver such written acknowledgment or acknowledgments or other instruments as may from time to time become necessary or advisable, in the judgment of the Trustee on the advice of counsel, to fully maintain and keep in force the liability of such Subsidiary Guarantor under its Subsidiary Guarantee.

     SECTION 11.10 Obligations Not Reduced.

     The Obligations of each Subsidiary Guarantor under its Subsidiary Guarantee shall not be satisfied, reduced or discharged solely by the payment of such principal, premium, if any, interest, fees and other monies or amounts as may at any time prior to discharge of this Indenture pursuant to Article Eight be or become owing or payable under or by virtue of or otherwise in connection with the Notes of this Indenture.

     SECTION 11.11 Obligations Reinstated.

     The Obligations of each Subsidiary Guarantor under its Subsidiary Guarantee shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment which would otherwise have reduced such Obligations of any Subsidiary Guarantor (whether such payment shall have been made by or on behalf of the Company or by or on behalf of a Subsidiary Guarantor) is rescinded or reclaimed from any of the Holders upon the insolvency, bankruptcy, liquidation or reorganization of the Company or any Subsidiary Guarantor or otherwise, all as though such payment had not been made. If demand for, or acceleration of the time for, payment by the Company is stayed upon the insolvency, bankruptcy, liquidation or reorganization of the Company, all such Indebtedness otherwise subject to demand for payment or acceleration shall nonetheless be payable by each Subsidiary Guarantor as provided herein.

     SECTION 11.12 Obligations Not Affected.

     The Obligations of each Subsidiary Guarantor under its Subsidiary Guarantee shall not be affected, impaired or diminished in any way by any act, omission, matter or thing whatsoever, occurring before, upon or after any demand for payment (and whether or not known or consented to by any Subsidiary Guarantor or any of the Holders) which, but for this provision, might constitute a whole or partial defense to a claim against any Subsidiary Guarantor under its Subsidiary Guarantee or might operate to release or otherwise exonerate any Subsidiary Guarantor from any of its Obligations or otherwise affect such Obligations, whether occasioned by default of any of the Holders or otherwise, including, without limitation:

     (a) any limitation of status or power, disability, incapacity or other circumstance relating to the Company or any other Person, including any insolvency, bankruptcy, liquidation, reorganization, readjustment, composition, dissolution, winding-up or other proceeding involving or affecting either the Company or any other Person;

     (b) any irregularity, defect, unenforceability or invalidity in respect of any Indebtedness or other Obligation of the Company or any other Person under this Indenture, the Notes or any other document or instrument;

     (c) any failure of the Company, whether or not without fault on its part, to perform or comply with any of the provisions of this Indenture or the Notes, or to give notice thereof to a Subsidiary Guarantor;

     (d) the taking or enforcing or exercising or the refusal or neglect to take or enforce or exercise any right or remedy from or against the Company or any other Person or their respective assets or the release or discharge of any such right or remedy;

     (e) the granting of time, renewals, extensions, compromises, concessions, waivers, releases, discharges and other indulgences to the Company or any other Person;

     (f) any change in the time, manner or place of payment of, or in any other term of, any of the Notes, or any other amendment, variation, supplement, replacement or waiver of, or any consent to departure from, any of the Notes or this Indenture, including, without limitation, any increase or decrease in the principal amount of or premium, if any, or interest on any of the Notes;

     (g) any change in the ownership, control, name, objects, businesses, assets, capital structure or constitution of the Company or a Subsidiary Guarantor;

     (h) any merger or amalgamation of the Company or a Subsidiary Guarantor with any Person or Persons other than the Company;

     (i) the occurrence of any change in the laws, rules, regulations or ordinances of any jurisdiction by any present or future action of any governmental authority or court amending, varying, reducing or otherwise affect, any of the Obligations of the Company under this Indenture or the Notes or the Obligations of a Subsidiary Guarantor under its Subsidiary Guarantee; and

     (j) any other circumstance, including release of the Subsidiary Guarantor pursuant to Section 11.04 hereof (other than by complete, irrevocable payment) that might otherwise constitute a legal or equitable discharge or defense of the Company under this Indenture or the Notes or of a Subsidiary Guarantor in respect of its Subsidiary Guarantee.


     SECTION 11.13 Waiver.

     Without in any way limiting the provisions of Section 11.01 hereof, each Subsidiary Guarantor hereby waives notice of acceptance hereof, notice of any liability of any Subsidiary Guarantor under its Subsidiary Guarantee, notice or proof of reliance by the Holders upon the Obligations of any Subsidiary Guarantor under its Subsidiary Guarantee, and diligence, presentment, demand for payment on the Company, protest, notice of dishonor or non-payment of any of the Company's Obligations under this Indenture or the Notes, or other notice or formalities to the Company or any Subsidiary Guarantor of any kind whatsoever.

     SECTION  11.14  No   Obligation   To  Take  Action   Against  the  Company.

     Neither the Trustee nor any other Person shall have any obligation to enforce or exhaust any rights or remedies or to take any other steps under any security for the Obligations of the Company under this Indenture or the Notes, or against the Company or any other Person or any assets or properties of the Company or any other Person before the Trustee is entitled to demand payment and performance by any or all Subsidiary Guarantors of their liabilities and obligations under any Subsidiary Guarantees or under this Indenture.

     SECTION 11.15 Dealing with the Company and Others.

     The Holders or the Trustee, without releasing, discharging, limiting or otherwise affecting in whole or in part the Obligations of any Subsidiary Guarantor and without the consent of or notice to any Subsidiary Guarantor, may:

     (a) grant time, renewals, extensions, compromises, concessions, waivers, releases and discharges to the Company or any other Person;

     (b) take or abstain from taking security or Collateral from the Company or from perfecting security interests in the Collateral;

     (c) release, discharge, compromise, realize, enforce or otherwise deal with or do any act or thing in respect of (with or without consideration) any and all collateral, mortgages or other security, including, without limitation, the Collateral, given by the Company or any third party with respect to the Obligations of the Company under, or matters contemplated by, this Indenture or the Notes;

     (d) accept compromises or arrangements from the Company;

     (e) apply all monies at any time received from the Company or in respect of the Collateral upon such part of the Obligations of the Company under this Indenture or the Notes as the Holders may see fit or change any such application in whole or in part from time to time as the Holders may see fit; and

     (f) otherwise deal with, or waive or modify their right to deal with, the Company and all other Persons and any Collateral as the Holders or the Trustee may see fit.


     SECTION 11.16 Default and Enforcement.

     If any Subsidiary Guarantor fails to comply with Section 11.06 hereof, the Trustee may proceed in its name as trustee hereunder in the enforcement of the Subsidiary Guarantee and the Pledge and Security Agreement of any such Subsidiary Guarantor and such Subsidiary Guarantor's Obligations thereunder and hereunder by any remedy provided by law, whether by legal proceedings or otherwise, and to recover from such Subsidiary Guarantor the Company's Obligations under this Indenture and the Notes.

     SECTION 11.17 [Intentionally omitted]

     SECTION 11.18 Amendment, Etc.

     No amendment, modification or waiver of any provision of this Indenture relating to any Subsidiary Guarantor or consent to any departure by any Subsidiary Guarantor or any other Persons from any such provision will in any event be effective unless it is signed by such Subsidiary Guarantor and the Trustee.

     SECTION 11.19 Acknowledgment.

     Each Subsidiary Guarantor hereby acknowledges communication of the terms of this Indenture and the Notes and consents to and approves of the same.

     SECTION 11.20 Costs and Expenses.

     Each Subsidiary Guarantor shall pay on demand by the Trustee or the Collateral Agent any and all costs, fees and expenses (including, without limitation, legal fees) incurred by the Trustee or the Collateral Agent, their agents, advisors and counsel or any of the Holders in enforcing any of their rights under any Subsidiary Guarantee or the Pledge and Security Agreement.

     SECTION 11.21 No Merger or Waiver; Cumulative Remedies.

     No Subsidiary Guarantee shall operate by way of merger of any of the obligations of a Subsidiary Guarantor under any other agreement, including, without limitation, this Indenture. No failure to exercise and no delay in exercising, on the part of the Trustee or the Holders, any right, remedy, power or privilege under this Indenture or the Notes, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under this Indenture or the Notes preclude any other or further exercise thereof or the exercise of any other right, remedy power or privilege. The rights, remedies, powers and privileges in each Subsidiary Guarantee and under this Indenture, the Notes and any other document or instrument between a Subsidiary Guarantor and/or the Company and the Trustee are cumulative and not exclusive of any rights, remedies, powers and privilege provided by law.

     SECTION 11.22 Survival of Obligations.

     Without prejudice to the survival of any of the other obligations of each Subsidiary Guarantor, the obligations of each Subsidiary Guarantor under Section
11.01 hereof shall survive the payment in full of the Company's Obligations under this Indenture and the Notes and shall be enforceable against such Subsidiary Guarantor without regard to and without giving effect to any defense, right of offset or counterclaim available to or which may be asserted by the Company or any Subsidiary Guarantor.


     SECTION 11.23 Subsidiary Guarantee in Addition to Other Obligations.

     The obligations of each Subsidiary Guarantor under its Subsidiary Guarantee and this Indenture are in addition to and not in substitution for any other obligations to the Trustee or to any of the Holders in relation to this Indenture or the Notes and any guarantees or security at any time held by or for the benefit of any of them.

     SECTION 11.24 Severability.

     Any provision of this Article Eleven which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any jurisdiction.

     SECTION 11.25 Successors and Assigns.

     Each Subsidiary Guarantee shall be binding upon and inure to the benefit of each Subsidiary Guarantor and the Trustee and the other Holders and their respective successors and permitted assigns, except that no Subsidiary Guarantor may assign any of its obligations hereunder or thereunder.


                                 ARTICLE TWELVE

                   AGREEMENT TO SUBORDINATE SECURITY INTEREST


     SECTION      12.01       Subordination      of      Security      Interest.

     The Company agrees, and each Holder by its acceptance thereof likewise agrees, that the Trustee, on behalf of each Holder, may enter into an Intercreditor Agreement with the Company and any Lender in connection with an Eligible Credit Facility pursuant to which, among other things, such Lender shall be granted a first priority security interest in certain assets of the Company to the extent of the Indebtedness outstanding under the Eligible Credit Facility; provided, however, that (i) entering into the Eligible Credit Facility at the time the Intercreditor Agreement is entered into is not prohibited by
Section 4.12 and (ii) the Liens upon any Collateral securing Indebtedness under the Eligible Credit Facility are Permitted Liens, both as evidenced to the Trustee in an Officers' Certificate delivered to the Trustee concurrently with the execution and delivery of the Intercreditor Agreement. Notwithstanding the foregoing, the grant of a Lien on such assets pursuant to the terms of an Eligible Credit Facility and the Intercreditor Agreement shall not, other than as specifically set forth in the Intercreditor Agreement, adversely affect in any manner whatsoever the Security Interests created by this Indenture, the Notes and the Collateral Agreements.

     SECTION 12.02 Authorization of Trustee and Collateral Agent.

     Each Holder by his acceptance thereof authorizes and expressly directs the Trustee and the Collateral Agent on its behalf to take such action as may be necessary or appropriate to effectuate on or after the Issue Date the subordination provided in this Article Twelve and appoints the Trustee and the Collateral Agent its attorney-in-fact for such purpose.


                                ARTICLE THIRTEEN

                                  MISCELLANEOUS

     SECTION 13.01 TIA Controls.

     If any provision of this Indenture limits, qualifies, or conflicts with another provision which is required to be included in this Indenture by the TIA, the provision required to be included by the TIA shall control; provided, however, that this Section 13.01 shall not of itself require that this Indenture or the Trustee be qualified under the TIA or constitute any admission or acknowledgment by any party hereto that any such qualification is required prior to the time this Indenture and the Trustee are required by the TIA to be so qualified.

     SECTION 13.02 Notices.

     Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telex, by telecopier or registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

                  if to the Company:

                  New World Coffee-- Manhattan Bagel, Inc.
                  246 Industrial Way West
                  Eatontown, New Jersey  07724
                  Attn:  Chief Financial Officer
                  Telephone Number: (732) 544-0155
                  Telecopy Number: (732) 544-1315

                  with a copy to:

                  Ruskin, Moscou, Evans & Faltischek, P.C.
                  170 Old Country Road
                  Mineola, New York 11501
                  Attn: Stuart M.  Sieger
                  Telephone Number: (516) 663-6546
                  Telecopy Number: (516) 663-6647

                  if to the Trustee:

                  United States Trust Company of New York
                  114 West 47th Street - 25th Floor
                  New York, New York 10036
                  Attn: Corporate Trust Administration-New World Coffee Telephone Number: 212-852-1662
                  Telecopy Number: 212-852-1626

                  with a copy to:

                  Winston & Strawn
                  200 Park Avenue
                  New York, New York 10166
                  Attn: Jeffrey H.  Ellen
                  Telephone Number: (212) 294-6711
                  Telecopy Number: (212) 294-4700

     Each of the Company and the Trustee by written notice to each other such Person may designate additional or different addresses for notices to such Person. Any notice or communication to the Company or the Trustee shall be deemed to have been given or made as of the date so delivered if personally delivered; when answered back, if telexed; when receipt is acknowledged, if faxed; and five (5) calendar days after mailing if sent by registered or certified mail, postage prepaid (except that (a) notices to the Trustee shall not be deemed to have been given until actually received by the Trustee and (b) a notice of change of address shall not be deemed to have been given until actually received by the addressee).

     Any notice or communication mailed to a Holder shall be mailed to such Holder by first class mail or other equivalent means at such Holder's address as it appears on the registration books of the Registrar and shall be sufficiently given to such Holder if so mailed within the time prescribed.

     Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

     SECTION 13.03 Communications by Holders with Other Holders.

     Holders may communicate pursuant to TIA Section 312(b) with other Holders with respect to their rights under this Indenture or the Notes. The Company, the Trustee, the Registrar and any other Person shall have the protection of TIA
Section 312(c).

     SECTION 13.04 Certificate and Opinion as to Conditions Precedent.

     Upon any request or application by the Company or any Subsidiary Guarantor to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee upon request:

          (1) an Officers' Certificate, in form and substance reasonably satisfactory to the Trustee, stating that, in the opinion of the signers, all conditions precedent to be performed by the Company and any Subsidiary Guarantor, if any, provided for in this Indenture relating to the proposed action have been complied with; and

          (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent to be performed by the Company and any Subsidiary Guarantor, if any, provided for in this Indenture relating to the proposed action have been complied with (which counsel, as to factual matters, may rely on an Officers' Certificate).

     SECTION   13.05   Statements    Required   in   Certificate   or   Opinion.

     Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture, other than the Officers' Certificate required by Section 4.06, shall include:

          (1) a statement that each Person signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of such Person, he has made such examination or investigation as is reasonably necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether or not, in the opinion of each such Person, such condition or covenant has been complied with; provided, however, that with respect to matters of fact, an Opinion of Counsel may rely on an Officers' Certificate or certificates of public officials.

     SECTION 13.06 Rules by Trustee, Paying Agent, Registrar.

     The Trustee may make reasonable rules in accordance with the Trustee's customary practices for action by or at a meeting of Holders. The Paying Agent or Registrar may make reasonable rules for its functions.

     SECTION 13.07 Legal Holidays.

     A "Legal Holiday" used with respect to a particular place of payment is a Saturday, a Sunday or a day on which banking institutions in New York, New York, Boston, Massachusetts or Fort Lauderdale, Florida or at such place of payment are not required to be open. If a payment date is a Legal Holiday at such place, payment may be made at such place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

     SECTION   13.08   Governing   Law;   Jurisdiction;   Submission  to  Venue.

     THIS INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COMPETENT COURTS OF THE STATE OF NEW YORK SITTING IN THE CITY OF NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE OR THE NOTES. EACH OF THE COMPANY AND THE SUBSIDIARY GUARANTORS HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. EACH OF THE COMPANY AND THE SUBSIDIARY GUARANTORS IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY AND ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING HEREIN SHALL AFFECT ANY RIGHT OF ANY HOLDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY OR THE SUBSIDIARY GUARANTORS IN ANY OTHER JURISDICTION.

     SECTION   13.09   No   Adverse    Interpretation   of   other   Agreements.

     This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or those of any of its Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

     SECTION 13.10 No Recourse Against Others.

     No past, present or future director, officer, employee, incorporator or stockholder of the Company or any Subsidiary Guarantor, as such, shall have any liability for any Obligations of the Company or any Subsidiary Guarantor under the Notes or this Indenture, any Subsidiary Guarantee, the Registration Rights Agreement or the Collateral Agreements or for any claim based on, in respect of, or by reason of such obligations or their creations. Each Holder by accepting a Note waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of the Notes.

     SECTION 13.11 Successors.

     All agreements of the Company and any Subsidiary Guarantor in this Indenture and the Notes and under any Subsidiary Guarantee, as the case may be, shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

     SECTION 13.12 Duplicate Originals.

     All parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together shall represent the same agreement.

     SECTION 13.13 Severability.

     In case any one or more of the provisions in this Indenture or in the Notes shall be held invalid, illegal or unenforceable, in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the full extent permitted by law.


     SECTION 13.14 Independence of Covenants.

     All covenants and agreements in this Indenture and the Notes shall be given independent effect so that if any particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

     SECTION 13.15 Table of Contents, Headings, Etc.

     The Table of Contents, Cross-Reference Table and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms and provisions hereof.

                                   SIGNATURES


     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the date first written above.



           NEW WORLD COFFEE--MANHATTAN
             BAGEL, INC., a Delaware corporation


           By /s/__________________
             Name:  R. Ramin Kamfar
             Title: Chairman and Chief
                    Executive Officer



           CHESAPEAKE BAGEL FRANCHISE
             CORP. (F/K/A CBB ACQUISITION
             CORP.), a New Jersey corporation


           By /s/__________________
             Name:
             Title:



           WILLOUGHBY'S INCORPORATED, a
             Connecticut corporation


           By /s/__________________
             Name:
             Title:



           PARAGON BAKERIES, INC., a New
             Jersey corporation


           By /s/__________________
             Name:
             Title:


           MANHATTAN BAGEL COMPANY, INC.,
             a New Jersey corporation


           By /s/__________________
             Name:
             Title:



           I AND J BAGEL, INC., a California
             corporation


           By /s/__________________
             Name:
             Title:



           MANHATTAN BAGEL CONSTRUCTION
             CORP., a New Jersey corporation


           By /s/__________________
             Name:
             Title:



           BAY AREA BAGEL, INC., a California
             corporation


           By /s/__________________
             Name:
             Title:


           DAB INDUSTRIES, INC., a California
             corporation


           By /s/__________________
             Name:
             Title:



           CR BAGEL LEASES, INC., a New Jersey
             corporation


           By /s/__________________
             Name:
             Title:



           MBC East Aurora, LLC, a New York
             limited liability company
           By       New World Coffee--Manhattan
                    Bagel, Inc., a Delaware corporation,
                    its managing member


                    By  /s/__________________
                             Name:
                             Title:



           MBC Amherst, LLC, a New York limited
             liability company
           By       New World Coffee--Manhattan
                    Bagel, Inc., a Delaware corporation,
                    its managing member


                    By /s/__________________
                             Name:
                             Title:


           MBC North Buffalo, LLC, a New York
             limited liability company
           By       New World Coffee--Manhattan
                    Bagel, Inc., a Delaware corporation,
                    its managing member


                    By /s/__________________
                             Name:
                             Title:



           MBC Orchard Park, LLC, a New York
             limited liability company
           By       New World Coffee--Manhattan
                    Bagel, Inc., a Delaware corporation,
                    its managing member


                    By /s/__________________
                             Name:
                             Title:



           MBC Cheektowaga, LLC, a New York
             limited liability company
           By       New World Coffee--Manhattan
                    Bagel, Inc., a Delaware corporation,
                    its managing member


                    By /s/__________________
                             Name:
                             Title:

           MBC Transit, LLC, a New York limited
             liability company
           By       New World Coffee--Manhattan
                    Bagel, Inc., a Delaware corporation,
                    its managing member


                    By /s/__________________
                             Name:
                             Title:




           MBC Snyder, LLC, a New York limited
             liability company
           By       New World Coffee--Manhattan
                    Bagel, Inc., a Delaware corporation,
                    its managing member


                    By /s/__________________
                             Name:
                             Title:



           MBC Northtown, LLC, a New York limited
             liability company
           By       New World Coffee--Manhattan
                    Bagel, Inc., a Delaware corporation,
                    its managing member


                    By /s/__________________
                             Name:
                             Title:


           MBC Maple, LLC, a New York limited
             liability company
           By       New World Coffee--Manhattan
                    Bagel, Inc., a Delaware corporation,
                    its managing member

                    By /s/__________________
                             Name:
                             Title:



           MBC Main Place, LLC, a New York limited
             liability company
           By       New World Coffee--Manhattan
                    Bagel, Inc., a Delaware corporation,
                    its managing member


                    By /s/__________________
                             Name:
                             Title:



           MBC Elmwood, LLC, a New York limited
             liability company
           By       New World Coffee--Manhattan
                    Bagel, Inc., a Delaware corporation,
                    its managing member


                    By /s/__________________
                             Name:
                             Title:


           MBC Tonawanda, LLC, a New York limited
             liability company
           By       New World Coffee--Manhattan
                    Bagel, Inc., a Delaware corporation,
                    its managing member


                    By /s/__________________
                             Name:
                             Title:



           MBC Genessee, LLC, a New York limited
             liability company
           By       New World Coffee--Manhattan
                    Bagel, Inc., a Delaware corporation,
                    its managing member


                    By /s/__________________
                             Name:
                             Title:



           EINSTEIN NOAH BAGEL PARTNERS,
             INC., a California corporation


           By /s/__________________
             Name:
             Title:



           EINSTEIN ACQUISITION CORP., a
             Delaware corporation


           By /s/__________________
             Name:
             Title:



           UNITED STATES TRUST COMPANY OF
             NEW YORK, as Collateral Agent


           By /s/__________________
             Name:
             Title:



EXHIBIT A


                                  FORM OF NOTE


     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

     THE HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THIS NOTE AND THE LAST DATE ON WHICH NEW WORLD COFFEE -- MANHATTAN BAGEL, INC. ("THE COMPANY") OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH NOTE)(THE "RESALE RESTRICTION TERMINATION DATE"), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) or (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE NOTE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S, OR REGISTRAR'S, AS APPLICABLE, RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D), (E) OR
(F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, AN ASSIGNMENT IN THE FORM APPEARING ON THE OTHER SIDE OF THIS NOTE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE OR REGISTRAR. THIS LEGEND SHALL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

     THIS NOTE IS SUBJECT TO A REGISTRATION RIGHTS AGREEMENT, DATED AS OF JUNE 19, 2001, BETWEEN THE COMPANY AND JEFFERIES & COMPANY, INC., A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.



                                                                     CUSIP No.:

                    NEW WORLD COFFEE -- MANHATTAN BAGEL, INC.
                  SENIOR SECURED INCREASING RATE NOTE DUE 2003
No.--                                                                    $--

     New World Coffee -- Manhattan Bagel, Inc., a Delaware corporation (the "Company," which term includes any successor entity), for value received promises to pay to ____________________ or registered assigns, the principal sum of ________ Dollars, on June 15, 2003.

       Interest Payment Dates:   March 15, June 15, September 15 and December 15
       Record Dates:             March 1, June 1, September 1 and December 1

     Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

     IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officers its corporate seal to be affixed hereto or imprinted hereon. New World Coffee-- Manhattan Bagel, Inc.

                       By:
                                ---------------------------------------------
                                Name:
                                Title:

Dated:  _____________, 200__

Certificate of Authentication

     This is one of the Senior Secured Increasing Rate Notes due 2003 referred to in the within-mentioned Indenture.

                                       United States Trust Company of New York,
                                         as Trustee

Dated: ______________, 200__        By:
                                        ---------------------------------------
                                        Name:
                                        Title:


                                {REVERSE OF NOTE}

                    NEW WORLD COFFEE -- MANHATTAN BAGEL, INC.

                  Senior Secured Increasing Rate Note due 2003

     1. Interest. New World Coffee -- Manhattan Bagel, Inc., a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Note at the rate of 13% per annum, increasing by 1.0% for each period of three months (or portion thereof) after the Issue Date, up to a maximum interest rate of 18%. The Company will pay interest quarterly in arrears on each March 15, June 15, September 15 and December 15 (each an "Interest Payment Date"), commencing September 15, 2001. Interest on the Notes will accrue from the most recent date on which interest has been paid on this Note or, if no interest has been paid, from June 19, 2001. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

     2. Method of Payment. The Company shall pay interest on the Notes to the Persons who are the registered Holders as of the close of business on the Record Date immediately preceding the applicable Interest Payment Date even if the Notes are cancelled on registration of transfer or registration of exchange after such Record Date. Holders must surrender Notes to a Paying Agent to collect principal payments. The Company shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. Legal Tender"). The Notes will be payable both as to principal and to interest at the office or agency of the Company, or, at the option of the Company, payment of interest may be made by its check payable in such U.S. Legal Tender and mailed to the Holders at their respective registered addresses as set forth in the register of Holders. If the Company defaults in a payment of interest on the Notes, it shall pay the defaulted interest plus any interest payable on the defaulted interest in accordance with Section 2.16 of the Indenture.

     3. Paying Agent and Registrar. Until otherwise designated by the Company, the Registrar and Paying Agent for the Notes shall be United States Trust Company of New York, the trustee (the "Trustee") under the Indenture (as defined below), having an address as 114 West 47th Street, New York, New York 10036,
Attention: Corporate Trust Administration. In addition, until otherwise designated by the Company, the Company's office or agency maintained in the Borough of Manhattan, in the City of New York at which the Notes may be presented for payment or for transfer or exchange will be the office of the Trustee. The Company may change any Paying Agent, Registrar or co-Registrar without notice to the Holders.

     4. Indenture. The Company issued the Notes under an Indenture, dated as of June 19, 2001 (the "Indenture"), among the Company, the Subsidiary Guarantors and the Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Codess.ss. 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Indenture until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of them. The Notes are senior secured obligations of the Company limited in aggregate principal amount to $140,000,000. Payment on the Notes is guaranteed on a senior basis, jointly and severally, by the Subsidiary Guarantors pursuant to Article Eleven of the Indenture. Each Holder, by accepting a Note, agrees to be bound by all of the terms and provisions of the Indenture, as the same may be amended from time to time.

     5. Redemption.

     (a) Optional Redemption. The Company may redeem the Notes at any time, in whole or in part, at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon to the redemption date.

     (b) Asset Sale Redemption. The Company shall redeem the Notes with the Excess Net Cash Proceeds received from Asset Sales made pursuant to clause (ii) of the proviso to Section 4.15 at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest to the redemption date; provided, however, that the Company may defer any such redemption until there are aggregate unutilized Excess Net Cash Proceeds equal to or in excess of $1.0 million (at which time, the entire unutilized Excess Net Cash Proceeds, and not just the amount in excess of $1.0 million, shall be applied as required pursuant to this Section 3.04). The Company shall redeem the Notes within 45 days after it is otherwise required hereunder.

     6. Notice of Redemption. Notice of redemption will be mailed by first class mail at least 15 days but not more than 60 days before the redemption date to each Holder, at each of such Holder's registered address, whose Notes are to be redeemed. If fewer than all of the Notes are to be redeemed at any time, selection of Notes for redemption will be made by the Trustee in compliance with the requirements of the national securities exchange, if any, on which the Notes are listed, or, if the Notes are not so listed, on a pro rata basis, by lot or by such method as the Trustee deems to be fair and appropriate; provided that Notes of $1,000 or less may not be redeemed in part.

     Except as set forth in the Indenture, if monies for the redemption of the Notes called for redemption shall have been deposited with the Paying Agent for redemption on such redemption date, then, unless the Company defaults in the payment of such redemption price plus accrued interest, if any, the Notes called for redemption will cease to bear interest from and after such redemption date, and the only remaining right of the Holders of such Notes will be to receive payment of the redemption price plus accrued interest, if any, as of the redemption date upon surrender to the Paying Agent of the Notes redeemed.

     7. Offers to Purchase. Sections 4.14 of the Indenture provide that, upon the occurrence of a Change of Control, and subject to further limitations contained therein, the Company will make an offer to purchase certain amounts of the Notes in accordance with the procedures set forth in the Indenture.

     8. Registration Rights. Pursuant to the Registration Rights Agreement updated as of the date of the Indenture among the Company and the Holders of the Initial Notes, the Company will be obligated to consummate an exchange offer pursuant to which the Holder of this Note shall have the right to exchange this Note for the Company's Senior Secured Increasing Rate Notes due 2003, Series B (the "Exchange Notes"), which have been registered under the Securities Act, in like principal amount and having terms identical in all material respects as the Initial Notes. The Holders of the Initial Notes shall be entitled to receive certain additional interest payments in the event such exchange offer is not consummated and upon certain other conditions, all pursuant to and in accordance with the terms of the Registration Rights Agreement.

     9. Denominations; Transfer; Exchange. The Notes are in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000. A Holder shall register the transfer of or exchange of Notes in accordance with the Indenture. The Registrar or co-Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. Subject to certain provisions in the Indenture, the Registrar or co-Registrar need not register the transfer of or exchange of any Notes or portions thereof selected for redemption. Also the Registrar or co-Registrar need not register the transfer or exchange of any Note during a period beginning at the opening of business 15 days before the mailing of a notice of redemption of notes and ending at the close of business on the day of such mailing.

     10. Persons Deemed Owners. The registered Holder of a Note shall be treated as the owner of such Note for all purposes.

     11. Unclaimed Money. If money for the payment of principal or interest remains unclaimed for two years (or such sooner period as may be required by applicable abandoned property laws), the Trustee and the Paying Agent will pay the money back to the Company. After that, all liability of the Trustee and such Paying Agent with respect to such money shall cease.

     12. Discharge Prior to Redemption or Maturity. If the Company at any time deposits with the Trustee U.S. Legal Tender or U.S. Government Obligations sufficient to pay the principal of and interest on the Notes to redemption or maturity and complies with the other provisions of the Indenture relating thereto, the Company will be discharged from certain provisions of the Indenture and the Notes (including certain covenants, but excluding its obligation to pay the principal of and interest on the Notes).

     13. Amendment; Supplement; Waiver. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented by the Company, the Trustee and with the written consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding, and, subject to
Section 6.07 of the Indenture, noncompliance with any provision of the Indenture or this Note may be waived with the written consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding. Without the consent of any Holder, the parties thereto may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of the Company's obligations to Holders in the case of a merger or consolidation, to make any change that would provide any additional rights or benefits to the Holders or that does not adversely affect the legal right under the Indenture of any such Holder, or to comply with the requirements of the U.S. Securities and Exchange Commission (the "SEC") in order to effect or maintain the qualification of the Indenture under the TIA. As provided in the Indenture, there shall be no amendment, supplement or waiver without the consent of each Holder of each Note affected thereby with respect to the circumstances enumerated in Section 9.02 therein.

     14. Restrictive Covenants. The Indenture imposes certain limitations on the ability of the Company and its Subsidiaries to, among other things, incur additional Indebtedness or Liens, issue or sell its Capital Stock, enter into transactions with Affiliates, cause to be effective restrictions affecting Subsidiaries' abilities to pay certain dividends or make certain loans, merge or consolidate with any other Person, sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its assets or adopt a plan of liquidation. Such limitations are subject to a number of important qualifications and exceptions. The Company must annually report to the Trustee on compliance with such limitations.

     15. Successors. When a successor assumes, in accordance with the Indenture, all the Obligations of its predecessor under the Notes and the Indenture, the predecessor will be released from those Obligations.

     16. Defaults and Remedies. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Notes then outstanding may declare all the Notes to be due and payable in the manner, at the time and with the effect provided in the Indenture. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to exercise any of the rights or powers vested in it by the Indenture or the Notes and at the order or direction of any Holders, unless it has received indemnity reasonably satisfactory to it. Subject to certain limitations set forth in the Indenture, Holders of a majority in aggregate principal amount of the Notes then outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing Default or Event of Default (except in the case of a Default or Event of Default in payment of principal or interest or a failure to comply with Article Five of the Indenture) if it determines that withholding notice is in their interest.

     17. Trustee Dealings with Company. The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates, as such, with the same rights it would have as if it were not the Trustee.

     18. No Recourse Against Others. No past, present or future director, officer, employee, incorporator or stockholder of the Company or any Subsidiary Guarantor, as such, shall have any liability for any Obligations of the Company or any Subsidiary Guarantor under the Notes or the Indenture, the Collateral Agreements, any Subsidiary Guarantee, the Registration Rights Agreement or the Intercreditor Agreement or for any claim based on, in respect of, or by reason of such obligations or their creations. Each Holder by accepting a Note waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of the Notes.

     19. Authentication. This Note shall not be valid until the Trustee or Authenticating Agent manually signs the certificate of authentication on this Note.

     20. Governing Law. The laws of the State of New York shall govern this Note and the Indenture.

     21. Abbreviations and Defined Terms. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants-in-common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants-in- common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

     22. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

     The Company will furnish to any Holder upon written request and without charge a copy of the Indenture.

     Requests may be made to: New World Coffee-- Manhattan Bagel, Inc., 246 Industrial Way West, Eatontown, New Jersey 07724, Attn: Chief Financial Officer.


                               FORM OF ASSIGNMENT


     If you, the Holder, want to assign this Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Note to:

-----------------------------------------

-----------------------------------------

-----------------------------------------

-----------------------------------------

     (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint                                               ,
                        ---------------------------------------------
agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:             Signed:
     ------------        --------------------------------------------------
                        (Sign exactly as your name appears on the other side of
                                              this Note.)



Signature Guarantee:
                     ---------------------------------------------------------

                           Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Registrar)

     In connection with any transfer of this Note occurring prior to the date which is the earlier of (i) the date of the declaration by the SEC of the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act") covering resales of this Note (which effectiveness shall not have been suspended or terminated at the date of the transfer) and (ii) June 19, 2003, the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with the transfer and that this Note is being transferred:

                                   (Check One)

 (1)      ___      to the Company or a subsidiary thereof; or

 (2)      ___      pursuant to and in compliance with Rule 144A under the Securities
                   Act; or

 (3)      ___      to an institutional "accredited investor" (as defined in Rule
                   501(a)(1), (2), (3) or (7) under the Securities Act) that has furnished to the Trustee a signed letter containing certain representations and agreements (the form of which letter can be obtained from the Trustee); or

 (4)      ___      outside the United states to a "foreign person" in compliance with
                   Rule 904 of Regulation S under the Securities Act; or

 (5)      ___      pursuant to the exemption from registration provided by Rule 144 under the Securities Act; or

 (6)      ___      pursuant to an effective registration statement under the Securities
                   Act; or

 (7)      ___      pursuant to another available exemption from the registration requirements of the Securities Act.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered Holder thereof; provided that if box (3), (4), (5) or (7) is checked, the Company or the Trustee may require, prior to registering any such transfer of the Notes, in its sole discretion, such legal opinions, certifications (including an investment letter in the case of box (3) or (4)) and other information as the Trustee or the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

If none of the foregoing boxes is checked, the Trustee or Registrar shall not be obligated to register this Note in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.15 of the Indenture shall have been satisfied.

Dated:                     Signed:
       -----------                ---------------------------------------------
                                  (Sign exactly as name appears on the
                                   other side of this Security)

Signature Guarantee:
                     ----------------------------------------------------------
          Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Registrar)


              TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED

     The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration requirements of the Securities Act provided by Rule 144A thereunder.

Dated:
       ---------------      --------------------------------------------------
                            Executive Officer
                            Name:    _______________________
                            Title:   ______________________


                   FORM OF OPTION OF HOLDER TO ELECT PURCHASE

     If you want to elect to have this Note purchased by the Company pursuant to
Section 4.14 of the Indenture, check the appropriate box:

                           Section 4.14 [      ]

     If you want to elect to have only part of this Note purchased by the Company pursuant to Section 4.14 of the Indenture, state the amount you elect to have purchased:

$


Dated:                          Signature:  _____________________
       ------------
                                           (Sign exactly as name appears on the
                                                   other side of this Security)

                                Tax Identification No.  ___________

Signature Guarantee:
                     ----------------------------------------------------------

                           Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Registrar)


                                                                      EXHIBIT B

                                  FORM OF NOTE

                                                                     CUSIP No.:

                    NEW WORLD COFFEE -- MANHATTAN BAGEL, INC.
             SENIOR SECURED INCREASING RATE NOTE DUE 2003, SERIES B

No.                                                                  $

     New World Coffee -- Manhattan Bagel, Inc., a Delaware corporation (the "Company," which term includes any successor entity), for value received promises to pay to ____________________ or registered assigns, the principal sum of _________________ Dollars, on June 15, 2003.

Interest Payment Dates:    March 15, June 15, September 15 and December 15

Record Dates:  March 1, June 1, September 1 and December 1

     Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

     IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officers its corporate seal to be affixed hereto or imprinted hereon. New World Coffee-- Manhattan Bagel, Inc.

                                         By:
                                            -----------------------------------
                                            Name:
                                            Title:
Dated: _______________, ______

Certificate of Authentication

     This is one of the Senior Secured Increasing Rate Notes due 2003, Series B referred to in the within-mentioned Indenture.


                                         United States Trust Company of New York
                                              as Trustee

Dated:                , 200__            By:
       ---------------                      -----------------------------------
                                            Name:
                                            Title:



                                {REVERSE OF NOTE}

                    NEW WORLD COFFEE -- MANHATTAN BAGEL, INC.

             Senior Secured Increasing Rate Note due 2003, Series B

     1. Interest. NEW WORLD COFFEE -- MANHATTAN BAGEL, INC., a Delaware corporation (the"Company"), promises to pay interest on the principal amount of this Note at the rate of 13% per annum, increasing by 1.0% for each period of three months (or portion thereof) after the Issue Date, up to a maximum interest rate of 18%. The Company will pay interest quarterly in arrears on each March 15, June 15, September 15 and December 15 (each an "Interest Payment Date"), commencing September 15, 2001. Interest on the Notes will accrue from the most recent date on which interest has been paid on this Note or, if no interest has been paid, from ____, 2001. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

     2. Method of Payment. On each Interest Payment Date the Company shall pay interest on the Notes to the Persons who are the registered Holders as of the close of business on the Record Date immediately preceding the applicable Interest Payment Date even if the Notes are cancelled on registration of transfer or registration of exchange after such Record Date. Holders must surrender Notes to a Paying Agent to collect principal payments. The Company shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. Legal Tender"). The Notes will be payable both as to principal and to interest at the office or agency of the Company, or, at the option of the Company, payment of interest may be made by its check payable in such U.S. Legal Tender and mailed to the Holders at their respective registered addresses as set forth in the register of Holders. If the Company defaults in a payment of interest on the Notes, it shall pay the defaulted interest plus any interest payable on the defaulted interest in accordance with Section 2.16 of the Indenture.

     3. Paying Agent and Registrar. Until otherwise designated by the Company, the Registrar and Paying Agent for the Notes shall be United States Trust Company of New York, the trustee (the "Trustee") under the Indenture (as defined below), having an address as 114 West 47th Street, New York, New York 10036,
Attention: Corporate Trust Administration. In addition, until otherwise designated by the Company, the Company's office or agency maintained in the Borough of Manhattan, in the City of New York at which the Notes may be presented for payment or for transfer or exchange will be the office of the Trustee. The Company may change any Paying Agent, Registrar or co-Registrar without notice to the Holders.

     4. Indenture. The Company issued the Notes under an Indenture, dated as of June 19, 2001 (the "Indenture"), among the Company, the Subsidiary Guarantors and the Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code ss.ss. 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Indenture until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of them. The Notes are senior secured obligations of the Company limited in aggregate principal amount to $140,000,000. Payment on the Notes is guaranteed on a senior basis, jointly and severally, by the Subsidiary Guarantors, pursuant to Section Eleven of the Indenture. Each Holder, by accepting a Note, agrees to be bound by all of the terms and provisions of the Indenture, as the same may be amended from time to time.

     5. Redemption.

     (a) Optional Redemption. The Company may redeem the Notes at any time, in whole or in part, at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon to the redemption date.

     (b) Asset Sale Redemption. The Company shall redeem the Notes with the Excess Net Cash Proceeds received from Asset Sales made pursuant to clause (ii) of the proviso to Section 4.15 at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest to the redemption date; provided, however, that the Company may defer any such redemption until there are aggregate unutilized Excess Net Cash Proceeds equal to or in excess of $1.0 million (at which time, the entire unutilized Excess Net Cash Proceeds, and not just the amount in excess of $1.0 million, shall be applied as required pursuant to this Section 3.04). The Company shall redeem the Notes within 45 days after it is otherwise required hereunder.

     6. Notice of Redemption. Notice of redemption will be mailed by first class mail at least 15 days but nor more than 60 days before the redemption date to each Holder, at each of such Holder's registered address, whose Notes are to be redeemed. If fewer than all of the Notes are to be redeemed, at any time, selection of Notes for redemption will be made by the Trustee in compliance with the requirements of the national securities exchange, if any, on which the Notes are listed, or, if the Notes are not so listed, on a pro rata basis, by lot or by such method as the Trustee deems to be fair and appropriate; provided that Notes of $1,000 or less may not be redeemed in part.

     Except as set forth in the Indenture, if monies for the redemption of the Notes called for redemption shall have been deposited with the Paying Agent for redemption on such redemption date, then, unless the Company defaults in the payment of such redemption price plus accrued interest, if any, the Notes called for redemption will cease to bear interest from and after such redemption date, and the only remaining right of the Holders of such Notes will be to receive payment of the redemption price plus accrued interest, if any, as of the redemption date upon surrender to the Paying Agent of the Notes redeemed.

     7. Offers to Purchase. Sections 4.14 of the Indenture provide that, upon the occurrence of a Change of Control, and subject to further limitations contained therein, the Company will make an offer to purchase certain amounts of the Notes in accordance with the procedures set forth in the Indenture.

     8. Denominations; Transfer; Exchange. The Notes are in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000. A Holder shall register the transfer of or exchange of Notes in accordance with the Indenture. The Registrar or co-Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. Subject to certain provisions in the Indenture, the Registrar or co-Registrar need not register the transfer of or exchange of any Notes or portions thereof selected for redemption. Also, the Registrar or co-Registrar need not register the transfer or exchange of any Note during a period beginning at the opening of business 15 days before the mailing of a notice of redemption of notes and ending at the close of business on the day of such mailing.

     9. Persons Deemed Owners. The registered Holder of a Note shall be treated as the owner of such Note for all purposes.

     10. Unclaimed Money. If money for the payment of principal or interest remains unclaimed for two years (or such sooner period as may be imposed by applicable abandoned property laws), the Trustee and the Paying Agent will pay the money back to the Company. After that, all liability of the Trustee and such Paying Agent with respect to such money shall cease.

     11. Discharge Prior to Redemption or Maturity. If the Company at any time deposits with the Trustee U.S. Legal Tender or U.S. Government Obligations sufficient to pay the principal of and interest on the Notes to redemption or maturity and complies with the other provisions of the Indenture relating thereto, the Company will be discharged from certain provisions of the Indenture and the Notes (including certain covenants, but excluding its obligation to pay the principal of and interest on the Notes).

     12. Amendment: Supplement; Waiver. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented by the Company, the Trustee and with the written consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding, and, subject to
Section 6.07 of the Indenture, noncompliance with any provision of the Indenture or this Note may be waived with the written consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding. Without the consent of any Holder, the parties thereto may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of the Company's obligations to Holders in the case of a merger or consolidation, to make any change that would provide any additional rights or benefits to the Holders or that does not adversely affect the legal right under the Indenture of any such Holder, or to comply with the requirements of the U.S. Securities and Exchange Commission (the "SEC") in order to effect or maintain the qualification of the Indenture under the TIA. As provided in the Indenture, there shall be no amendment, supplement or waiver without the consent of each Holder of each Note affected thereby with respect to the circumstances enumerated in Section 9.02 therein.

     13. Restrictive Covenants. The Indenture imposes certain limitations on the ability of the Company and its Subsidiaries to, among other things, incur additional Indebtedness or Liens, issue or sell its Capital Stock, enter into transactions with Affiliates, cause to be effective restrictions affecting Subsidiaries' abilities to pay certain dividends or to make certain loans, merge or consolidate with any other Person, sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its assets or adopt a plan of liquidation. Such limitations are subject to a number of important qualifications and exceptions. The Company must annually report to the Trustee on compliance with such limitations.

     14. Successors. When a successor assumes, in accordance with the Indenture, all the Obligations of its predecessor under the Notes and the Indenture, the predecessor will be released from those Obligations.

     15. Defaults and Remedies. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Notes then outstanding may declare all the Notes to be due and payable in the manner, at the time and with the effect provided in the Indenture. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to exercise any of the rights or powers vested in it by the Indenture or the Notes and at the order or direction of any Holders, unless it has received indemnity reasonably satisfactory to it. Subject to certain limitations set forth in the Indenture, Holders of a majority in aggregate principal amount of the Notes then outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing Default or Event of Default (except in the case of a Default or Event of Default in payment of principal or interest or a failure to comply with Article Five of the Indenture) if it determines that withholding notice is in their interest.

     16. Trustee Dealings with Company. The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates, as such, with the same rights it would have as if it were not the Trustee.

     17. No Recourse Against Others. No past, present or future director, officer, employee, incorporator or stockholder of the Company or any Subsidiary Guarantor, as such, shall have any liability for any Obligations of the Company or any Subsidiary Guarantor under the Notes or the Indenture, the Collateral Agreements, any Subsidiary Guarantee, the Registration Rights Agreement, the Warrant Agreement or the Intercreditor Agreement, or for any claim based on, in respect of, or by reason of such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of the Notes.

     18. Authentication. This Note shall not be valid until the Trustee or Authenticating Agent manually signs the certificate of authentication on this Note.

     19. Governing Law. The Laws of the State of New York shall govern this Note and the Indenture.

     20. Abbreviations and Defined Terms. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants-in-common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants-in- common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

     21. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

     The Company will furnish to any Holder upon written request and without charge a copy of the Indenture.

     Requests may be made to: New World Coffee-- Manhattan Bagel, Inc., 246 Industrial Way West, Eatontown, New Jersey 07724, Attn: Chief Financial Officer.


                               FORM OF ASSIGNMENT


                  If you, the Holder, want to assign this; Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Note to:

------------------------------------------

------------------------------------------

------------------------------------------

------------------------------------------


     (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint                                                       ,
                        -----------------------------------------------------
agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Dated:                        Signed:
       --------------                ------------------------------------------
                                     (Sign exactly as your name appears on the
                                      other side of this Note.)




Signature Guarantee:
                     ------------------------------------------------------
       Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Registrar)


     In connection with any transfer of this Note occurring prior to the date which is the earlier of (i) the date of the declaration by the SEC of the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act") covering resales of this Note (which effectiveness shall not have been suspended or terminated at the date of the transfer) and (ii) June 19, 2003, the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with the transfer and that this Note is being transferred:

                                   (Check One)

(1)      ___   to the Company or a subsidiary thereof; or

(2)      ___   pursuant to and in compliance with Rule 144A under the
               Securities Act; or

(3)      ___   to an institutional "accredited investor" (as defined in Rule
               501(a)(1), (2), (3) or (7) under the Securities Act) that has furnished to the Trustee a signed letter containing certain representations and agreements (the form of which letter can be obtained from the Trustee); or

(4)      ___   outside the United states to a "foreign person" in compliance with Rule 904 of Regulation S under the Securities Act; or

(5)      ___   pursuant to the exemption from registration provided by Rule 144 under the Securities Act; or

(6)      ___   pursuant to an effective registration statement under the
               Securities Act; or

(7)      ___   pursuant to another available exemption from the registration requirements of the Securities Act.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered Holder thereof; provided that if box (3), (4), (5) or (7) is checked, the Company or the Trustee may require, prior to registering any such transfer of the Notes, in its sole discretion, such legal opinions, certifications (including an investment letter in the case of box (3) or (4)) and other information as the Trustee or the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

If none of the foregoing boxes is checked, the Trustee or Registrar shall not be obligated to register this Note in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.15 of the Indenture shall have been satisfied.

Dated:                 Signed:
       ---------                 ------------------------------------------
                                 (Sign exactly as name appears on the
                                  other side of this Security)

Signature
Guarantee:
           ----------------------------------------------------------
        Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Registrar)


              TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED

     The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration requirements of the Securities Act provided by Rule 144A thereunder.

Dated:
       ---------------        ------------------------------------------------
                              Executive Officer

                              Name:    ________________________
                              Title:   ________________________


                   FORM OF OPTION OF HOLDER TO ELECT PURCHASE

     If you want to elect to have this Note purchased by the Company pursuant to
Section 4.14 of the Indenture, check the appropriate box:

     Section 4.14 [ ]

     If you want to elect to have only part of this Note purchased by the Company pursuant to Section 4.14 of the Indenture, state the amount you elect to have purchased:

$

Dated:                                    Signature:  ______________________
       ------------
                                          (Sign exactly as name appears on the
                                              other side of this Security)

                                           Tax Identification No.  ___________




Signature
Guarantee:
          -------------------------------------------------------------
      Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Registrar)


                                                                      EXHIBIT C


                         FORM OF LEGEND FOR GLOBAL NOTES

     Any Global Note authenticated and delivered hereunder shall bear a legend (which would be in addition to any other legends required in the case of a Restricted Security) in substantially the following form:

     THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY OR A SUCCESSOR DEPOSITORY. THIS NOTE IS NOT EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


                                                                      EXHIBIT D


                FORM OF CERTIFICATE TO BE DELIVERED IN CONNECTION
                 WITH TRANSFERS TO NON-QIB ACCREDITED INVESTORS


                                                               ----------, ----


----------------------
----------------------
----------------------


                  Re: New World Coffee-- Manhattan Bagel, Inc. (the "Company") Senior Secured Increasing Rate Notes
                       due 2003 (the "Notes")
                       -----------------------------------------



Ladies and Gentlemen:

     In connection with our proposed purchase of $____________ aggregate principal amount of the Notes, we confirm that:

     1. We have received a copy of the Offering Circular (the "Offering Circular"), dated June 15, 2001, relating to the Notes and such other information as we have deemed necessary in order to make our investment decision. We acknowledge that we have read and agreed to the matters stated in the section entitled "Notice to Investors" of the Offering Circular.

     2. We understand that any subsequent transfer of the Notes is subject to certain restrictions and conditions set forth in the Indenture dated as of June 19, 2001, relating to the Notes (the "Indenture"), and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes except in compliance with such restrictions and conditions and the U.S. Securities Act of 1933, as amended (the "Securities Act").

     3. We understand that the offer and sale of the Notes have not been registered under the Securities Act, and that the Notes may not be offered or sold within the United States or to, or for the account or benefit of, U.S. Persons except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell or otherwise transfer any Notes prior to the date which is two years after the later of the date of (x) original issue of the Note and (y) the last date on which the Note is owned by the Company or an affiliate of the Company, we will do so only (i) to the Company, (ii) pursuant to a registration statement which has been declared effective under the Securities Act, (iii) for so long as the Notes are eligible for resale pursuant to Rule 144A, to a person it reasonably believes is a Qualified Institutional Buyer ("QIB") (within the meaning of Rule 144A) that purchases for its own account or for the account of a QIB to whom notice is given that the transfer is being made in reliance on Rule 144A, (iv) inside the United States to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to you and to the Company, a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Notes, substantially in the form of this letter, (v) pursuant to offers and sales to non-U.S. persons that occur outside of the United States in compliance with Rule 904 of Regulation S under the Securities Act or (vi) pursuant to any other available exemption from the registration requirements of the Securities Act, and we further agree to provide to any person purchasing any of the Notes from us a notice advising such purchaser that resales of the Notes are restricted as stated herein.

     4. We are not acquiring the Notes for or on behalf of, and will not transfer the Notes to, any pension or welfare plan (as defined in Section 3 of the Employee Retirement Income Security Act of 1974) except as permitted in the section entitled "Notice to Investors" of the Offering Circular.

     5. We understand that, on any proposed resale of any Notes, we will be required to furnish to you and the Company such certifications, legal opinions and other information as you and the Company reasonably may require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Notes purchased by us will bear a legend to the foregoing effect.

     6. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and each of the accounts for which we are acting are and is able to bear the economic risk of our or its entire investment, as the case may be, for an indefinite period.

     7. We are acquiring the Notes purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion, for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act.

     You, the Company and your and their respective counsel are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and we agree to notify you promptly if any of our representations or warranties herein cease to be accurate and complete.


     This letter shall be governed by, and construed in accordance with, the laws of the State of New York.

                                       Very truly yours,

                                       [Name of Transferee]


                                       By:
                                          -----------------------------------
                                          Authorized Signature



                                                                      EXHIBIT E


                     FORM OF CERTIFICATE TO BE DELIVERED IN
               CONNECTION WITH TRANSFERS PURSUANT TO REGULATION S

                                                               ----------, ----

----------------------
----------------------
----------------------



                  Re: New World Coffee-- Manhattan Bagel, Inc. (the "Company") Senior Secured Increasing Rate Notes
                        due 2003 (the "Notes")
                        -----------------------------------------



Ladies and Gentlemen:

     In connection with our proposed sale of $____________ aggregate principal amount of the Notes, we confirm that such sale has been effected pursuant to and in accordance with Regulation S promulgated under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

     (1) the offer of the Notes was not made to a person in the United States;

     (2) either: (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States; or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf had knowledge that the transaction had been pre-arranged with a buyer in the United States;

     (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable;

     (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

     (5) we have advised the transferee of the transfer restrictions applicable to the Notes.

     You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby. Defined terms used herein without definition have the respective meanings provided in Regulation S.

                                          Very truly yours,

                                          [Name of Transferor]


                                          By:
                                             ---------------------------------
                                             Authorized Signature



                                                                      EXHIBIT F

                         FORM OF INTERCREDITOR AGREEMENT





                                                                      EXHIBIT G

                      FORM OF PLEDGE AND SECURITY AGREEMENT



                                                                      EXHIBIT H


            FORM OF NOTATION ON NOTE RELATING TO SUBSIDIARY GUARANTEE


     For value received,  _________________,  [a  _______________  corporation,]
hereby unconditionally guarantees to the Holder of the Note upon which this Subsidiary Guarantee is endorsed: (a) the due and punctual payment of the principal of, premium, if any, and interest on the Note, whether at maturity acceleration, redemption or otherwise, (b) the due and punctual payment of interest on the overdue principal of, premium, if any, and interest on the Note, if any, to the extent lawful, (c) the due and punctual performance of all other obligations of the Company to the Holders or the Trustee, all in accordance with the terms set forth in the Indenture, and (d) in case of any extension of time of payment or renewal of any Note or any of such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Capitalized terms used herein have the meanings assigned to them in the Indenture unless otherwise indicated.

     This Subsidiary Guarantee shall be binding upon each Subsidiary Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holder and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof and in the Indenture.

     This Subsidiary Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Subsidiary Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized signatories.


                                         [                           ]



                                         By:  ________________________
                                              Name:
                                              Title:



Attest:  _____________________



                                                                      EXHIBIT I


                           FORM OF LEASEHOLD MORTGAGE



                                                                      EXHIBIT J


                 FORM OF LESSOR'S CONSENT TO LEASEHOLD MORTGAGE

                                 LESSOR CONSENT



     THIS LESSOR CONSENT (this "Agreement"), dated as of the ____ day of _____________, _____, by and among ________________________ ("Lessor"),
__________________________ ("Lessee"), and [the Collateral Agent, on behalf of the Noteholders] ("Mortgagee").

     WHEREAS, Lessor is the holder of Lessor's interest and Lessee is the holder of Lessee's interest, respectively, in, to and under the leases and amendments thereof (the "Lease") described on Schedule "A" annexed hereto and made a part hereof, which Lease cover the premises described therein and on Schedule "B" annexed hereto and made a part hereof (the "Premises"), Lessee's estate and interest in the Lease being hereinafter referred to as the "Leasehold Interest"; and

     WHEREAS, Mortgagee and Lessee have entered into an Indenture dated as of ____________ pursuant to which certain notes of the Lessee were issued to the Noteholders, and were to be secured by, among other things, a lien upon the interest of Lessee under the Lease and upon further condition, among others, that Lessor and Lessee enter into this Agreement.

     NOW, THEREFORE, for good and valuable consideration, Lessor and Lessee hereby modify and amend the Lease by incorporating the following as a Rider thereto:

     (a) Lessee shall have the right, without Lessor's consent, to mortgage its interest in the Lease to Mortgagee by a "Leasehold Mortgage" (as hereinafter defined).

     (b) If Lessee shall mortgage its Leasehold Interest, then until the same shall be satisfied of record, Lessor agrees that it shall not, without the prior written consent of Mortgagee:

          (i) amend or modify the Lease;

          (ii) consent to, acquiesce in or accept the termination of the Lease or surrender of all or part of the Premises except pursuant to the exercise by Lessee of an option to purchase or right of first refusal consented to by Mortgagee;

          (iii) consent to the assignment or other transfer of all or part of Lessee's Leasehold Interest;

          (iv)  consent  to  any  further   encumbrance  of  Lessee's  Leasehold
     Interest;

          (v) create or permit any further encumbrance of Lessor's interest in the real property described in Schedule "A".

     (c) If Lessee shall mortgage its Leasehold Interest, and if Mortgagee shall send to Lessor notice of its making a Leasehold Mortgage, then until the same shall be satisfied of record: Mortgagee shall have and be subrogated to any and all rights of Lessee with respect to the curing of any default under the Lease; Lessor shall give to Mortgagee, simultaneously with the serving of the same on Lessee, a copy of each notice or demand ("Notice") which it gives to Lessee, including all Notices of default by Lessee (which shall specify the default), each Notice to be sent to the address designated by Mortgagee, by registered or certified mail, return receipt requested, and the same shall be effective upon receipt by such addressee; Mortgagee shall have the right, but not the obligation, to perform any covenant or agreement under the Lease to be performed by Lessee (including the exercise of renewal or purchase options, if any), and Lessor shall accept such performance by Mortgagee as though the same had been performed by Lessee; Mortgagee shall have the right (but not the obligation) to cure any default by Lessee in the payment of rent and all other charges provided for in the Lease and Lessor shall accept such performance by Mortgagee as though the same had been performed by Lessee; and Lessee may assign its Leasehold Interest to Mortgagee (or its assignee, designee or nominee) without Lessor's consent. Any notice or demand given by Lessor in derogation hereof shall be deemed of no effect.

     (d) In addition to the right to cure defaults granted to Mortgagee in the preceding paragraph, Lessor agrees that it will take no action to effect a termination of the term of the Lease by reason of any default without first giving Mortgagee reasonable time within which either to cure each default if such default can be cured without obtaining possession of the Premises, or to obtain possession of the Premises by Mortgagee (including possession by a receiver) and thereafter to cure such default, if the default be one which can be cured with the exercise of reasonable diligence by Mortgagee upon so obtaining possession, or to institute foreclosure proceedings and to complete such foreclosure, or otherwise to acquire Lessee's interest under the Lease with diligence and without unreasonable delay, in the case of a default which cannot be cured with the exercise of reasonable diligence by Mortgagee after obtaining possession of the Premises. Mortgagee shall not be required to continue such foreclosure proceedings or proceedings to acquire Lessee's interest under the Lease if the default shall be cured by Lessee, and Lessor shall accept such cure by Lessee even if effected after the time provided to Lessor under the Lease for effecting such cure.

     (e) In the event of the termination of the Lease prior to its stated expiration date, or the date of the expiration of any renewal option in the event a renewal option shall have been exercised prior to the date of such termination, Lessor agrees that it will give Mortgagee notice of such termination, will waive its right to accelerate any payments due to it upon a default under the Lease, and will enter into a new lease for the Premises with Mortgagee or, at Mortgagee's option, with an assignee, designee or nominee of Mortgagee for the remainder of the term of the Lease, effective as of the date of such termination, upon the same covenants, agreements, rights, terms, options, provisions and limitations contained in the Lease except for requirements which are no longer applicable or have already been performed, provided Mortgagee or its assignee, designee or nominee makes written request upon Lessor for such new lease within thirty (30) days after the giving of such notice of termination and such written request is accompanied by payment to Lessor of all amounts then due to Lessor of which Lessor shall have given Mortgagee notice (provided, however, that Lessee shall not be required to make any payments under any provisions of the Lease), Mortgagee or its assignee, designee or nominee pays or causes to be paid to Lessor at the time of the execution and delivery of such new lease any and all additional sums which would at the time of the execution and delivery thereof be due under the Lease but for such termination, and pays or causes to be paid any and all expenses including reasonable counsel fees, court costs and costs and disbursements incurred by Lessor in connection with any such termination and in connection with the execution and delivery of such new lease, less the net income from the Premises collected by Lessor subsequent to the date of the termination of the Lease and prior to the execution and delivery of such new lease. The provisions contained herein shall survive the termination of the Lease.

          (i) Lessee covenants and agrees that there shall be no merger of the Lease, or of the Leasehold Interest, or of any interest in any building, building service equipment or other improvement now or hereafter constituting a portion of the Premises, with the fee estate of the owner or owners of the land and other property described in the Lease or with a superior leasehold estate, by reason of the fact that the Lease or the Leasehold Interest or any interest in any such building, equipment of other improvements, may be held by or for the account of any person or persons who shall be the owner or owners of such fee estate or superior leasehold estate in said land and other property, unless and until all persons at the time having an interest in the fee estate or superior leasehold estate in said land and premises and all persons, including Mortgagee, at the time having an interest in the Lease, Leasehold Interest, buildings, equipment and improvements, shall join in a written instrument effecting such merger and shall duly record the same.

     (f) With respect to the rights granted to Lessee to assign or otherwise transfer its interest under the Lease, the granting of the Leasehold Mortgage to Mortgagee shall not cause Mortgagee to be deemed an assignee or transferee of the Lease or of the leasehold estate thereby created so as to require it, as such, to assume the performance of any of the terms, covenants or conditions on the part of Lessee to be performed thereunder, but the purchaser at any sale of the Lease and of the leasehold estate thereby created in any proceedings for the foreclosure of the Leasehold Mortgage, or the assignee or transferee of the Lease and of the leasehold estate thereby created under any instrument of assignment or transfer in lieu of the foreclosure of the Leasehold Mortgage, or the assignee or transferee of the Lease and of the leasehold estate thereby created pursuant to any other right granted to Mortgagee under the Leasehold Mortgage, shall be deemed to be an assignee or transferee within the meaning of the Lease and shall be deemed to have assumed the performance of all of the terms, covenants and conditions on the part of Lessee to be performed thereunder from and after the date of such purchase and assignment.

     (g) If Mortgagee or any purchaser at a foreclosure sale shall acquire Lessee's Leasehold Interest, and cure all defaults of Lessee which affect the Premises and are susceptible of being cured (other than requirements of the Lease which are no longer applicable or have already been performed), then said party shall be entitled to exercise any options or rights contained in the Lease, such other defaults which are not susceptible of being cured by Mortgagee or by such purchaser no longer shall be defaults thereunder, and notwithstanding any provision in the Lease to the contrary, Mortgagee or such purchaser or any of their designees or nominees shall have the further right to assign the Leasehold Interest without Lessor's consent.

     (h) Lessor hereby agrees that any and all liens, distraints and other rights against Lessee's inventory, equipment, machinery, personal property and trade fixtures located at the Premises which Lessor has or may have under applicable law or agreement for the payment of rent and other sums due pursuant to the Lease or otherwise are fully subordinate to Mortgagee's now existing and hereafter arising security interests and liens in such property which secure Lessee's obligations and indebtedness to Mortgagee.

     (i) As used herein, the term "Leasehold Mortgage" shall be deemed to mean that certain recorded mortgage lien on the Leasehold Interest by Mortgagee and any modification of any of the terms thereof, including, without limitation, any supplement, modification, extension, renewal or refinancing of the indebtedness secured thereby or any additional advance secured by the Leasehold Mortgage or any additional Leasehold Mortgage given to secure the same.

     (j) Notwithstanding any provision in the Lease to the contrary, in the event of any casualty to or condemnation of the Premises or any portion thereof, Mortgagee shall be entitled to receive insurance proceeds and/or condemnation awards otherwise payable to Lessee and shall have the right (but not the obligation except as provided in the next sentence) to restore the Premises. In addition, if Mortgagee (by reason of its acquiring Lessee's Leasehold Interest) shall be obligated under the Lease to restore the Premises in such event, then such obligation shall be limited to the amount of such proceeds or award.

     (k) Lessor represents that Lessor (i) is the owner of record of the Premises and (ii) has the necessary power and authority to execute this Lease Amendment and has obtained all the consents or approvals of any party necessary to effectuate the terms of this Lease Amendment.

     (l) Except as herein set forth, the Lease shall remain in full force and effect.

     (m) The rights accorded to Mortgagee hereunder shall bind and inure to the benefit of its successors, assignees, nominees and designees.

     (n) Lessor and Lessee each represent and warrant to Mortgagee, its successors and/or assigns, that:

          (i) The Lease sets forth the entire agreement between Lessor and Lessee with respect to the Premises, is in full force and effect, and has not been amended or modified except for the amendment and modifications, if any, described in Schedule "A" attached hereto.

          (ii) There are no defaults under the Lease and no event has occurred which, with the giving of notice, lapse of time, or both, would constitute a default under the Lease, or if any such default or state of fact exists the same is hereby waived.

          (iii)  All  rent  payable  under  the  Lease  has  been  paid  through
     ______________.

     (o) Lessor hereby confirms that this Agreement constitutes notice from Mortgagee that Mortgagee is the holder of a Leasehold Mortgage. Any notice or communication necessary or desirable to be sent under the Lease or this Agreement to Mortgagee shall be sent by registered or certified mail, postage prepaid, return receipt requested to ______________________________ or such other addresses and to such other persons as Mortgagee may designate from time to time by written notice to Lessor.

     (p) Any notice or communication necessary or desirable to be sent under the Lease to Lessor and Lessee shall be sent in accordance with the terms of the Lease to the following addresses:

                     (i)      If to Lessor:

                              ==============================
                              ==============================

                     (ii)     If to Lessee:

                              ==============================
                              ==============================

     (q) In the event of any conflict or inconsistency between the terms of the Lease and this Agreement, the terms of this Agreement shall govern and be binding.

     IN WITNESS WHEREOF, the parties hereto have executed this Lessor Consent as of the day and year first above written.

WITNESS/ATTEST


By:______________________
                              LESSOR


                              By:___________________________
                              Name:_________________________
                              Title:________________________


                              LESSEE


                              By:___________________________
                              Name:_________________________
                              Title:________________________


                              MORTGAGEE


                              By:___________________________
                              Name:_________________________
                              Title:________________________


                               [ACKNOWLEDGEMENTS]



                                  SCHEDULE "A"


                            DESCRIPTION OF THE LEASE



                                  SCHEDULE "B"


                           DESCRIPTION OF THE PREMISES



                                                               SCHEDULE 4.24(a)


                   REAL PROPERTIES OWNED IN FEE BY THE COMPANY



                              CROSS-REFERENCE TABLE

TIA Section                                                                                       Indenture Section
-----------                                                                                       -----------------
310(a)(1)....................................................................................................  7.10
     (a)(2)..................................................................................................  7.10
     (a)(3)..................................................................................................  N.A.
     (a)(4)..................................................................................................  N.A.
     (a)(5)............................................................................................  7.08; 7.10
     (b)........................................................................................  7.08; 7.10; 13.02
     (c).....................................................................................................  N.A.
311(a).......................................................................................................  7.11
     (b).....................................................................................................  7.11
     (c).....................................................................................................  N.A.
312(a).......................................................................................................  2.05
     (b)....................................................................................................  13.03
     (c)....................................................................................................  13.03
313(a).......................................................................................................  7.06
     (b)(1).................................................................................................  10.05
     (b)(2)..................................................................................................  7.07
     (c)..............................................................................................  7.06; 13.02
     (d).....................................................................................................  7.06
314(a)..........................................................................................  4.07; 4.08; 13.02
     (b)....................................................................................................  10.03
     (c)(1).................................................................................................  13.04
     (c)(2).................................................................................................  13.04
     (c)(3)..................................................................................................  N.A.
     (d)....................................................................................................  10.04
     (e)....................................................................................................  13.05
     (f).....................................................................................................  N.A.
315(a)....................................................................................................  7.01(b)
     (b)..............................................................................................  7.05; 13.02
     (c)..................................................................................................  7.01(a)
     (d)..................................................................................................  7.01(c)
     (e).....................................................................................................  6.11
316(a) (last sentence).......................................................................................  2.09
     (a)(1)(A)...............................................................................................  6.05
     (a)(1)(B)...............................................................................................  6.04
     (a)(2)..................................................................................................  N.A.
     (b).....................................................................................................  6.07
     (c).....................................................................................................  9.04
317(a)(1)....................................................................................................  6.08
     (a)(2)..................................................................................................  6.09
     (b).....................................................................................................  2.04
318(a)......................................................................................................  13.01
     (c)....................................................................................................  13.01
--------------
N.A. means not applicable
NOTE:    This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture.





                                                     EXHIBITS

EXHIBIT A -                FORM OF INITIAL NOTES................................................................A-1

EXHIBIT B -                FORM OF EXCHANGE NOTES...............................................................B-1

EXHIBIT C -                FORM OF LEGEND FOR GLOBAL NOTES......................................................C-1

EXHIBIT D -                CERTIFICATE IN CONNECTION WITH TRANSFERS TO
                           INSTITUTIONAL ACCREDITED INVESTORS...................................................D-1

EXHIBIT E -                CERTIFICATE IN CONNECTION WITH
                           REGULATION S TRANSFERS...............................................................E-1

EXHIBIT F -                FORM OF INTERCREDITOR AGREEMENT......................................................F-1

EXHIBIT G -                FORM OF PLEDGE AND SECURITY AGREEMENT................................................G-1

EXHIBIT H -                FORM OF NOTATION ON NOTE RELATING
                           TO SUBSIDIARY GUARANTEE..............................................................H-1

EXHIBIT I -                FORM OF LEASEHOLD MORTGAGE ..........................................................I-1

EXHIBIT J -                FORM OF LESSOR'S CONSENT TO LEASEHOLD MORTGAGE.......................................J-1


                                    SCHEDULE

         SCHEDULE 4.24(a) - REAL PROPERTIES OWNED IN FEE BY THE COMPANY


                                                 TABLE OF CONTENTS
                                                                                                               Page

                                                    ARTICLE ONE

                                    DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01               Definitions............................................................................2
SECTION 1.02               Other Definitions.....................................................................18
SECTION 1.03               Incorporation by Reference of TIA.....................................................19
SECTION 1.04               Rules of Construction.................................................................19

                                                    ARTICLE TWO

                                                     THE NOTES

SECTION 2.01               Form and Dating.......................................................................20
SECTION 2.02               Execution and Authentication; Aggregate
                             Principal Amount....................................................................21
SECTION 2.03               Registrar and Paying Agent............................................................22
SECTION 2.04               Paying Agent To Hold Assets in Trust..................................................23
SECTION 2.05               Holder Lists..........................................................................23
SECTION 2.06               Transfer and Exchange.................................................................23
SECTION 2.07               Replacement Notes.....................................................................24
SECTION 2.08               Outstanding Notes.....................................................................25
SECTION 2.09               Treasury Notes........................................................................25
SECTION 2.10               Temporary Notes.......................................................................25
SECTION 2.11               Cancellation..........................................................................26
SECTION 2.12               CUSIP Number..........................................................................26
SECTION 2.13               Deposit of Monies.....................................................................26
SECTION 2.14               Book-Entry Provisions for Global Note.................................................27
SECTION 2.15               Special Transfer Provisions...........................................................28
SECTION 2.16               Defaulted Interest....................................................................30

                                                   ARTICLE THREE

                                                    REDEMPTION

SECTION 3.01               Notices to Trustee....................................................................31
SECTION 3.02               Selection of Notes To Be Redeemed.....................................................32
SECTION 3.03               Optional Redemption...................................................................32
SECTION 3.04               Asset Sale Redemption.................................................................32
SECTION 3.05               Notice of Redemption..................................................................32



SECTION 3.06               Effect of Notice of Redemption........................................................34
SECTION 3.07               Deposit of Redemption Price...........................................................34
SECTION 3.08               Notes Redeemed in Part................................................................34

                                                   ARTICLE FOUR

                                                     COVENANTS

SECTION 4.01               Payment of Notes......................................................................34
SECTION 4.02               Maintenance of Office or Agency.......................................................35
SECTION 4.03               Corporate Existence...................................................................35
SECTION 4.04               Payment of Taxes and other Claims.....................................................35
SECTION 4.05               Maintenance of Properties and Insurance...............................................36
SECTION 4.06               Compliance Certificate; Notice of Default.............................................36
SECTION 4.07               Compliance with Laws..................................................................37
SECTION 4.08               Reports...............................................................................37
SECTION 4.09               Waiver of Stay, Extension or Usury Laws...............................................38
SECTION 4.10               Limitation on Restricted Payments.....................................................38
SECTION 4.11               Limitation on Transactions with Affiliates............................................39
SECTION 4.12               Limitation on Incurrence of Additional Indebtedness and Issuance of
                              Preferred Stock....................................................................40
SECTION 4.13               Limitation on Dividends and Other Payment Restrictions Affecting
                              Subsidiaries.......................................................................40
SECTION 4.14               Limitation on Change of Control.......................................................40
SECTION 4.15               Limitation on Asset Sales.............................................................42
SECTION 4.16               Limitation on Issuances and Sales of Capital Stock of Subsidiaries....................42
SECTION 4.17               Limitation on Liens...................................................................43
SECTION 4.18               Conduct of Business...................................................................43
SECTION 4.19               Payments For Consent..................................................................43
SECTION 4.20               Registration Rights Agreement.........................................................43
SECTION 4.21               Warrant Agreement.....................................................................43
SECTION 4.22               Impairment of Security Interest.......................................................44
SECTION 4.23               Intercompany Indebtedness.............................................................44
SECTION 4.24               Real Estate Mortgages and Filings.....................................................44
SECTION 4.25               Leasehold Mortgages and Filings.......................................................45
SECTION 4.26               Minimum Consolidated Cash Flow........................................................46
SECTION 4.27               Capital Expenditures..................................................................46
SECTION 4.28               Additional Warrants...................................................................46



                                                   ARTICLE FIVE

                                               SUCCESSOR CORPORATION

SECTION 5.01               Merger, Consolidation and Sale of Assets..............................................48

                                                    ARTICLE SIX

                                               DEFAULT AND REMEDIES

SECTION 6.01               Events of Default.....................................................................48
SECTION 6.02               Acceleration..........................................................................50
SECTION 6.03               Other Remedies........................................................................51
SECTION 6.04               Waiver of Past Defaults...............................................................51
SECTION 6.05               Control by Majority...................................................................51
SECTION 6.06               Limitation on Suits...................................................................51
SECTION 6.07               Rights of Holders To Receive Payment..................................................52
SECTION 6.08               Collection Suit by Trustee............................................................52
SECTION 6.09               Trustee May File Proofs of Claim......................................................53
SECTION 6.10               Priorities............................................................................53
SECTION 6.11               Undertaking for Costs.................................................................54
SECTION 6.12               Restoration of Rights and Remedies....................................................54
SECTION 6.13               Rights and Remedies Cumulative........................................................54
SECTION 6.14               Delay or Omission Not Waiver..........................................................55

                                                   ARTICLE SEVEN

                                                      TRUSTEE

SECTION 7.01               Duties of Trustee.....................................................................55
SECTION 7.02               Rights of Trustee.....................................................................56
SECTION 7.03               Individual Rights of Trustee..........................................................58
SECTION 7.04               Trustee's Disclaimer..................................................................58
SECTION 7.05               Notice of Default.....................................................................58
SECTION 7.06               Reports by Trustee to Holders.........................................................58
SECTION 7.07               Compensation and Indemnity............................................................59
SECTION 7.08               Replacement of Trustee................................................................60
SECTION 7.09               Successor Trustee by Merger, Etc......................................................61
SECTION 7.10               Eligibility; Disqualification.........................................................61
SECTION 7.11               Preferential Collection of Claims Against Company.....................................62
SECTION 7.12               Trustee as Collateral Agent...........................................................62



SECTION 7.13               Co-trustees, co-Collateral Agent and Separate Trustees,
                             Collateral Agent....................................................................62

                                                   ARTICLE EIGHT

                                      SATISFACTION AND DISCHARGE OF INDENTURE

SECTION 8.01               Legal Defeasance and Covenant Defeasance..............................................64
SECTION 8.02               Satisfaction and Discharge............................................................66
SECTION 8.03               Survival of Certain Obligations.......................................................67
SECTION 8.04               Acknowledgment of Discharge by Trustee................................................67
SECTION 8.05               Application of Trust Monies...........................................................68
SECTION 8.06               Repayment to the Company; Unclaimed Money.............................................68
SECTION 8.07               Reinstatement.........................................................................69

                                                   ARTICLE NINE

                                        AMENDMENTS, SUPPLEMENTS AND WAIVERS

SECTION 9.01               Without Consent of Holders............................................................69
SECTION 9.02               With Consent of Holders...............................................................70
SECTION 9.03               Compliance with TIA...................................................................71
SECTION 9.04               Revocation and Effect of Consents.....................................................71
SECTION 9.05               Notation on or Exchange of Notes......................................................72
SECTION 9.06               Trustee To Sign Amendments, Etc.......................................................72

                                                    ARTICLE TEN

                                                     SECURITY

SECTION 10.01              Grant of Security Interest............................................................73
SECTION 10.02              Execution of Intercreditor Agreement..................................................74
SECTION 10.03              Recording and Opinions................................................................74
SECTION 10.04              Release of Collateral.................................................................76
SECTION 10.05              Specified Releases of Collateral......................................................76
SECTION 10.06              Form and Sufficiency of Release.......................................................78
SECTION 10.07              Purchaser Protected...................................................................78
SECTION 10.08              Authorization of Actions To Be Taken by the Trustee Under the
                             Collateral Agreements...............................................................78
SECTION 10.09              Authorization of Receipt of Funds by the Trustee Under the Collateral
                           Agreements............................................................................79


                                                  ARTICLE ELEVEN

                                                     GUARANTEE

SECTION 11.01              Unconditional Guarantee...............................................................79
SECTION 11.02              Limitations on Subsidiary Guarantees..................................................81
SECTION 11.03              Evidence of Execution and Delivery of
                             Subsidiary Guarantee................................................................81
SECTION 11.04              Release of a Subsidiary Guarantor.....................................................82
SECTION 11.05              Waiver of Subrogation.................................................................82
SECTION 11.06              Immediate Payment.....................................................................83
SECTION 11.07              No Set-Off............................................................................83
SECTION 11.08              Obligations Absolute..................................................................84
SECTION 11.09              Obligations Continuing................................................................84
SECTION 11.10              Obligations Not Reduced...............................................................84
SECTION 11.11              Obligations Reinstated................................................................84
SECTION 11.12              Obligations Not Affected..............................................................85
SECTION 11.13              Waiver................................................................................86
SECTION 11.14              No Obligation To Take Action Against the Company......................................86
SECTION 11.15              Dealing with the Company and Others...................................................86
SECTION 11.16              Default and Enforcement...............................................................87
SECTION 11.17              [Intentionally omitted]...............................................................87
SECTION 11.18              Amendment, Etc........................................................................88
SECTION 11.19              Acknowledgment........................................................................88
SECTION 11.20              Costs and Expenses....................................................................88
SECTION 11.21              No Merger or Waiver; Cumulative Remedies..............................................88
SECTION 11.22              Survival of Obligations...............................................................88
SECTION 11.23              Subsidiary Guarantee in Addition to Other Obligations.................................89
SECTION 11.24              Severability..........................................................................89
SECTION 11.25              Successors and Assigns................................................................89

                                                  ARTICLE TWELVE

                                    AGREEMENT TO SUBORDINATE SECURITY INTEREST

SECTION 12.01              Subordination of Security Interest....................................................89
SECTION 12.02              Authorization of Trustee and Collateral Agent.........................................90



                                                 ARTICLE THIRTEEN

                                                   MISCELLANEOUS

SECTION 13.01              TIA Controls..........................................................................90
SECTION 13.02              Notices...............................................................................90
SECTION 13.03              Communications by Holders with Other Holders..........................................92
SECTION 13.04              Certificate and Opinion as to Conditions Precedent....................................92
SECTION 13.05              Statements Required in Certificate or Opinion.........................................92
SECTION 13.06              Rules by Trustee, Paying Agent, Registrar.............................................93
SECTION 13.07              Legal Holidays........................................................................93
SECTION 13.08              Governing Law; Jurisdiction; Submission to Venue......................................93
SECTION 13.09              No Adverse Interpretation of other Agreements.........................................94
SECTION 13.10              No Recourse Against Others............................................................94
SECTION 13.11              Successors............................................................................94
SECTION 13.12              Duplicate Originals...................................................................94
SECTION 13.13              Severability..........................................................................95
SECTION 13.14              Independence of Covenants.............................................................95
SECTION 13.15              Table of Contents, Headings, Etc......................................................95
SIGNATURES

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